                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 AMENDMENT NO. 2
                                       to
                                  SCHEDULE 14A


           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:
                         [X] Preliminary Proxy Statement
        [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
                                RULE 14A-6(E)(2))
                         [ ] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
                [ ] Soliciting Material Pursuant to ss.240.14a-12

                            IVIVI TECHNOLOGIES, INC.
                            ------------------------
                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):
                               [ ] No fee required
  [X] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies: N/A

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2) Aggregate number of securities to which transaction applies: N/A

--------------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

--------------------------------------------------------------------------------

4) Proposed maximum aggregate value of transaction: $3,150,000

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5) Total fee paid: $175.77

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[X] Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

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2) Form, Schedule or Registration Statement No.:

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3) Filing Party:

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4) Date Filed:

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


                  [SUBJECT TO COMPLETION, DECEMBER [__], 2009]


                            IVIVI TECHNOLOGIES, INC.
                             135 CHESTNUT RIDGE ROAD
                               MONTVALE, NJ 07645

Notice of Special Meeting
of Shareholders to be held
[_________] at [______]
at the offices of Lowenstein Sandler P.C. 1251 Avenue of the Americas, 18th Floor New York, New York 10020

                              [________ ___, 2009]

Dear Shareholder:

On behalf of the Board of Directors and management of Ivivi Technologies, Inc. (the "Company"), I cordially invite you to attend the Special Meeting of Shareholders of the Company to be held on [_________, ________ __, 2009], at 9:00 A.M., at the offices of the Company's counsel, Lowenstein Sandler P.C., located at 1251 Avenue of the Americas, 18th Floor, New York, New York 10020.

The Notice of Special Meeting of Shareholders and the Proxy Statement accompanying this letter describe the specific matters to be acted upon.

Regardless of the number of shares you own, it is important that your shares be represented at the meeting. If you do not expect to attend in person, I would appreciate it if you will promptly vote, sign, date and return the enclosed proxy.

Thank you for your continued interest in Ivivi Technologies, Inc.

                                    Sincerely,

                                    /s/ Steven M. Gluckstern
                                    Steven M. Gluckstern
                                    Chairman, President, Chief Executive Officer
                                    and Chief Financial Officer

                            IVIVI TECHNOLOGIES, INC.
                             135 CHESTNUT RIDGE ROAD
                               MONTVALE, NJ 07645

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD [________ ___, 2009]

To the Shareholders of Ivivi Technologies, Inc.:

Notice is hereby given that the special meeting (the "special meeting") of shareholders of Ivivi Technologies, Inc. (the "Company") will be held at the offices of the Company's counsel, Lowenstein Sandler P.C., located at 1251 Avenue of the Americas, 18th Floor, New York, New York 10020, on [_____________, ________ ___, 2009], at 9:00 A.M., and thereafter as it may be postponed or adjourned from time to time, for the following purposes:


1. To approve the sale of substantially all of the assets and the assumption of certain specified ordinary course liabilities, related to the Company's business (together, these assets and liabilities are referred to as the "Business") by the Company to Ivivi Technologies, LLC subject to the terms and conditions set forth in the Asset Purchase Agreement by and among the Company, Ivivi Technologies, LLC and Ajax Capital LLC, dated as of September 24, 2009 attached as Annex A to the accompanying proxy statement, as amended by Amendment No. 1 dated November 17, 2009 (the "Asset Purchase Agreement"). We refer to this proposal as the "Proposal to Sell the Business" or "Proposal No. 1;" and


2. To approve an amendment to the Company's Restated Certificate of Incorporation to change the name of the Company from Ivivi Technologies, Inc. to Montvale Technologies, Inc. or such other name as the directors of the Company may determine as contemplated by to the Asset Purchase Agreement. We refer to this proposal as the "Proposal to Change the Company's Name" or "Proposal No. 2;"


3. To approve the dissolution of the Company and the Plan of Dissolution and Liquidation, substantially in the form attached as Annex E to the accompanying proxy statement, in the event the Board of Directors elects to dissolve the Company following the closing of the transactions contemplated by the Asset Purchase Agreement. We refer to this proposal as the "Dissolution Proposal" or "Proposal No. 3;" and


4. To approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the Proposal to Sell the Business. We refer to this proposal as the "Proposal to Adjourn the Special Meeting" or "Proposal No. 4."


The board of directors (with Steven M. Gluckstern, the Company's Chairman, President, Chief Executive Officer and Chief Financial Officer, recusing himself from the deliberations and the vote), following a unanimous recommendation by the special committee of the board of directors has unanimously approved and recommends that you vote "FOR" the approval of Proposal Nos. 1, 2, 3 and 4, which are discussed in more detail in the attached proxy statement.


Only shareholders of the Company of record at the close of business on [________ __, 2009], are entitled to notice of, and to vote at, the special meeting and any adjournments thereof.

WHETHER YOU EXPECT TO ATTEND THE SPECIAL MEETING OR NOT, PLEASE VOTE, SIGN, DATE AND RETURN IN THE SELF-ADDRESSED ENVELOPE PROVIDED IN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE YOUR SHARES IN PERSON, EVEN THOUGH YOU HAVE PREVIOUSLY SIGNED AND RETURNED YOUR PROXY.

                       By order of the Board of Directors,


                              /s/ Andre' A. DiMino
                          ----------------------------
                                Andre' A. DiMino
                                    Secretary
                           Date: [________ ___, 2009]

                            IVIVI TECHNOLOGIES, INC.
                             135 CHESTNUT RIDGE ROAD
                               MONTVALE, NJ 07645

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                             [__________ ___, 2009]

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ivivi Technologies, Inc., a New Jersey corporation (the "Company," "we," "our" or "us") , to be used at our special meeting of shareholders to be held at the offices of our counsel, Lowenstein Sandler P.C., located at 1251 Avenue of the Americas, 18th Floor, New York, New York 10020, on [__________, _______ __], 2009, at 9:00 A.M., and any adjournments or postponements thereof.

On or about [___________ __, 2009], this proxy statement and the accompanying form of proxy card are being mailed to shareholders of record as of the close of business on [__________ __, 2009].

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON [________ ___, 2009]. THIS PROXY STATEMENT, THE ACCOMPANYING FORM OF PROXY CARD, INCLUDING FINANCIAL STATEMENTS, ARE AVAILABLE AT HTTP://MATERIALS.PROXYVOTE.COM/46589F. Under new rules issued by the Securities and Exchange Commission, we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the Internet.

PURPOSE OF THE SPECIAL MEETING

The purposes of the special meeting are:


1. To approve the sale of substantially all of the assets and the assumption of certain specified ordinary course liabilities, related to the Company's business (together, these assets and liabilities are referred to as the "Business") by the Company to Ivivi Technologies, LLC subject to the terms and conditions set forth in the Asset Purchase Agreement by and among the Company, Ivivi Technologies, LLC and Ajax Capital LLC, dated as of September 24, 2009 attached as Annex A to the accompanying proxy statement, as amended by Amendment No. 1 dated November 17, 2009 (the "Asset Purchase Agreement"). We refer to this proposal as the "Proposal to Sell the Business" or "Proposal No. 1;" and


2. To approve an amendment to the Company's Restated Certificate of Incorporation to change the name of the Company from Ivivi Technologies, Inc. to Montvale Technologies, Inc. or such other name as the directors of the Company may determine as contemplated by to the Asset Purchase Agreement. We refer to this proposal as the "Proposal to Change the Company's Name" or "Proposal No. 2;"


3. To approve the dissolution of the Company and the Plan of Dissolution and Liquidation, substantially in the form attached as Annex E to the accompanying proxy statement, in the event the Board of Directors elects to dissolve the Company following the closing of the transactions contemplated by the Asset Purchase Agreement. We refer to this proposal as the "Dissolution Proposal" or "Proposal No. 3"; and


4. To approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the Proposal to Sell the Business. We refer to this proposal as the "Proposal to Adjourn the Special Meeting" or "Proposal No. 4."


The board of directors (with Steven M. Gluckstern, the Company's Chairman, President, Chief Executive Officer and Chief Financial Officer, recusing himself from the deliberations and the vote), following a unanimous recommendation by the special committee of the board of directors has unanimously approved and recommends that you vote "FOR" the approval of Proposal Nos. 1, 2, 3 and 4, which are discussed in more detail in the attached proxy statement.

AS DESCRIBED THROUGHOUT THIS PROXY STATEMENT, IF THE TRANSACTION CONTEMPLATED BY THE ASSET PURCHASE AGREEMENT IS CONSUMMATED, THE COMPANY'S BOARD OF DIRECTORS MAY ELECT TO LIQUIDATE THE COMPANY AND UTILIZE ITS AVAILABLE CASH AND ASSETS TO REPAY THE COMPANY'S OUTSTANDING CREDITORS TO THE EXTENT OF ITS REMAINING ASSETS. FOLLOWING SUCH REPAYMENT, THE COMPANY DOES NOT BELIEVE THAT THERE WILL BE ANY ASSETS REMAINING TO DISTRIBUTE TO THE COMPANY'S SHAREHOLDERS OR ANY OTHER EQUITY HOLDERS. AS A RESULT, THE ONLY WAY A SHAREHOLDER MAY BE ABLE TO RECEIVE VALUE FOR THEIR SHARES OF COMMON STOCK, IS TO ATTEMPT TO SELL THEIR SHARES OF COMMON STOCK INTO THE OPEN MARKET TO THE EXTENT A MARKET FOR THE COMPANY'S COMMON STOCK EXISTS. IN ADDITION, SHAREHOLDERS WHO OBJECT TO THE TRANSACTION CONTEMPLATED BY THE ASSET PURCHASE AGREEMENT MAY ELECT TO EXERCISE THEIR APPRAISAL RIGHTS AS DESCRIBED ON PAGE __ OF THIS PROXY STATEMENT AND SEEK FAIR VALUE FOR THEIR COMMON STOCK. HOWEVER, EVEN IF A SHAREHOLDER SOUGHT TO EXERCISE THEIR APPRAISAL RIGHTS, THE COMPANY DOES NOT BELIEVE THAT THE COMMON STOCK WILL HAVE ANY VALUE AS OF THE DATE FOR DETERMINATION OF THE FAIR MARKET VALUE OF SUCH COMMON STOCK SINCE PRIOR TO THE CLOSING OF THE TRANSACTION AND FOLLOWING THE CLOSING OF THE TRANSACTION, THE COMPANY'S LIABILITIES WILL EXCEED THE COMPANY'S ASSETS. IN ADDITION, FOLLOWING THE TRANSACTION, THE COMPANY DOES NOT BELIEVE THAT THERE WILL BE ANY ASSETS REMAINING TO DISTRIBUTE TO ITS SHAREHOLDERS AFTER REPAYING ITS OUTSTANDING CREDITORS AND, EVEN IF A SHAREHOLDER WERE SUCCESSFUL IN AN APPRAISAL PROCEEDING, THE COMPANY DOES NOT BELIEVE THAT ANY ASSETS WOULD BE AVAILABLE TO SATISFY THE AWARD. THE COMPANY ALSO DOES NOT BELIEVE THAT IT HAS ANY OBLIGATION TO RETAIN SUFFICIENT ASSETS TO SATISFY CLAIMS OF SHAREHOLDERS WHO ARE SUCCESSFUL IN AN APPRAISAL PROCEEDING.


                                     SUMMARY

PARTIES TO THE ASSET PURCHASE AGREEMENT (PAGE [__])

IVIVI TECHNOLOGIES, INC.

We are an early-stage medical technology company focusing on designing, developing and commercializing proprietary electrotherapeutic technologies. Electrotherapeutic technologies employ pulsed electromagnetic signals for various medical therapeutic applications.

We have focused our research and development activities on targeted pulsed electromagnetic field, or tPEMF technology. This technology utilizes a time varying magnetic field to create a therapeutic time varying electrical field to create a therapeutic time varying electrical field in injured tissue. This signal is not intended to supply energy (e.g. heat) to the body, rather, tPEMF provides electrochemical information which can modulate relevant biochemical pathways. We are currently marketing products utilizing our tPEMF technology to various surgery market for adjunctive use in the palliative treatment of post operative pain and edema in superficial soft tissue. Published studies in animals have demonstrated that tPEMF can accelerate tendon and wound repair and modulate angiogenesis and, as a result, we are developing a veterinary medicine market for our products. In addition, we are a developing proprietary technology for other therapeutic medical markets.

Our principal executive offices are located at 135 Chestnut Ridge Road, Montvale, New Jersey 07645, and the telephone number at our principal executive offices is (201) 476-9600.

BUYER AND AJAX CAPITAL LLC

Ivivi Technologies, LLC, a Delaware limited liability company ("Buyer"), is a newly formed entity, and was organized for the purpose of consummating the purchase of the Company's assets pursuant to the Asset Purchase Agreement. The Buyer has engaged in no substantive business activities to date and it has no substantial assets or liabilities, other than those incidental to its formation and those incurred in connection with the transactions contemplated by the Asset Purchase Agreement.


The Buyer is majority owned and controlled by an irrevocable family trust (the "Family Trust") created by Mr. Steven M. Gluckstern, as settlor. The beneficiaries of the Family Trust are certain members of Mr. Gluckstern's family and the trustees of which are Mr. Gluckstern's wife, Mrs. Judith Gluckstern and an independent trustee who have all the powers and discretion to oversee and manage the Family Trust. Under the terms of the trust agreement, Mr. Gluckstern retained certain powers and rights as settlor of the Family Trust and may, subject to certain terms and conditions, appoint additional trustees or remove a trustee. In connection with the formation of the Buyer, Mr. and Mrs. Gluckstern were designated as the majority managing members of the Buyer and have all the powers and discretion to control the Buyer. In addition, Mr. Gluckstern serves as the Company's Chairman, President, Chief Executive Officer and Chief Financial Officer. Katherine Clubb, an employee of the Company, owns minority membership interests in the Buyer.

Ajax Capital LLC, a Delaware limited liability company ("Ajax"), is an entity controlled and majority owned by Mr. Gluckstern. Ms. Clubb serves as the chief executive officer of Ajax, based on an arrangement between WH West, Inc. ("WH West") and Ajax. Ms. Clubb receives her compensation from WH West, of which, she is a principal. Ajax pays WH West a fee for services provided by Ms. Clubb to Ajax. Other than Mr. Gluckstern's association with the Family Trust, which entity controls the Buyer (as described above) and Ms. Clubb's relationship with Ajax (as described above), there are no relationships between Ajax and the Buyer.

Because the Buyer is a newly formed entity and has no substantial assets or liabilities, other than those incidental to its formation and those incurred in connection with the transactions contemplated by the Asset Purchase Agreement, Ajax became a party to the Asset Purchase Agreement only for the limited purpose of providing to the Company an unconditional and irrevocable guaranty of the Buyer's payment obligations of the purchase price under the Asset Purchase Agreement.

The principal executive offices of Buyer and Ajax are located at 460 Park Avenue, 21st Floor, New York, New York 10022.

GOVERNMENTAL AND REGULATORY APPROVALS (PAGE [__])

Neither the Company nor Buyer is aware of any regulatory approvals required to be obtained, or waiting periods to expire, to complete the sale of the Business to Buyer. If the parties discover that approvals or waiting periods are necessary, they will seek to obtain or comply with them.

EFFECTS ON THE COMPANY IF THE SALE OF THE BUSINESS IS COMPLETED; USE OF PROCEEDS


In the event the transaction with Buyer is completed, following the closing and repayment of the Company's Loan Agreement with Emigrant Capital Corp. (referred to in this proxy statement as "Emigrant"), dated as of April 7, 2009 (referred to in this proxy statement as the "Loan Agreement"), the Company's board of directors may elect to liquidate the Company and utilize its available cash and assets to repay the Company's outstanding creditors to the extent of its remaining assets. Following such repayment, the Company does not believe that there will be any assets remaining to distribute to the Company's shareholders or any other equity holders. In addition, following the closing, the Company will remain liable under its lease for its Montvale, New Jersey office. The lease, which has a monthly rent of $15,613, will terminate in October 2014. The Company received a Notice of Default from its landlord that it is in arrears for unpaid rents for October and November 2009. The unpaid rent for October and November is being satisfied through a drawdown by the landlord from a letter of credit held for their benefit. The Company received a Notice of Lease Termination from its landlord terminating the lease as of December 7, 2009. The Company has relinquished its office space to the landlord but remains obligated under the lease.


The board of directors may elect to liquidate the Company following the closing of the transactions contemplated by the Asset Purchase Agreement unless it can find a purchaser for the "shell," find a new business opportunity for the Company or continue to provide technology services on a contract basis. As a result, our board of directors has approved and recommended that its shareholders approve Proposal No. 3.

EFFECTS ON THE COMPANY IF THE SALE OF THE BUSINESS IS NOT COMPLETED

If the Proposal to Sell the Business is not approved by our shareholders at the special meeting, the sale of the Business will not be completed as currently contemplated by the Asset Purchase Agreement. In the event the Company does not successfully sell the Business as contemplated by the Asset Purchase Agreement or complete a "Superior Proposal" (as defined in the Asset Purchase Agreement), the Company will not be able to meet its obligations under the Loan Agreement and Emigrant will have the right to foreclose under the Loan Agreement, which obligations are secured by all of the Company's assets. In such an event, the Company would have to cease its operations or file for bankruptcy protection. If the Asset Purchase Agreement is terminated to complete a "Superior Proposal," we will be required to pay Buyer a termination fee of $90,000.

PURCHASE PRICE (PAGE [__])


At the closing of the transactions contemplated by the Asset Purchase Agreement, Buyer shall pay the Company, by wire transfer of immediately available funds, an aggregate amount equal to the sum of (A) (i) the amount necessary to pay in full the principal of, and accrued interest on, the Company's indebtedness owed to Emigrant, which is expected to be approximately $2,747,000 based on a closing date of the transactions on December 31, 2009 (with daily interest equal to $1,250 per day after December 31, 2009), plus (ii) $475,000; provided, however, that the sum of the amounts in clauses (i) and (ii) shall in no event exceed $3,150,000, minus (B) the amount of any advances of the purchase price made by Buyer to the Company prior to the closing as contemplated by amendment No. 1 to the Asset Purchase Agreement.

WHEN THE SALE OF THE BUSINESS IS EXPECTED TO BE COMPLETED (PAGE [__])

If the Proposal to Sell the Business is approved by our shareholders at the special meeting, we expect to complete the sale of the Business as soon as practicable (and in any event within three business days) following the special meeting, assuming all of the conditions in the Asset Purchase Agreement have been satisfied or waived. We and Buyer are working toward satisfying the conditions to closing and completing the sale of the Business as soon as reasonably practicable. However, the sale of the Business might not be completed soon or at all.

VOTE REQUIRED FOR APPROVAL PROPOSAL NOS. 1, 2, 3 AND 4 AT THE SPECIAL MEETING (PAGE [__])


Proposal Nos. 1, 2, 3 and 4 must be approved by the affirmative vote of holders of a majority of the votes cast in person or by proxy and entitled to vote at the special meeting. Abstentions and broker non-votes will not affect the results.


REASONS FOR THE SALE OF THE BUSINESS (PAGE [__]); RECOMMENDATION OF OUR BOARD OF DIRECTORS (PAGE [__])

In reaching its determination to enter into the Asset Purchase Agreement and approve the sale of the Business, our board of directors formed a special committee of the board comprised of two of our independent directors. The special committee and the board of directors consulted with our management and our legal and financial advisors and considered a number of factors. After careful evaluation of the potential benefits, negative factors and other material considerations relating to the sale of the Business and the Asset Purchase Agreement (including the consideration to be paid by Buyer for the Business), our board of directors (with Mr. Gluckstern, the Company's Chairman, President, Chief Executive Officer and Chief Financial Offer, taking no part in the deliberations or vote), following a unanimous recommendation by the special committee of the board of directors, unanimously approved and recommended that our shareholders approve Proposal Nos. 1, 2, 3 and 4.

INTERESTS OF CERTAIN PERSONS IN THE SALE OF THE BUSINESS (PAGE [__])


In considering the recommendation of the Company's board of directors with respect to the Asset Purchase Agreement, the Company's shareholders should be aware that some of the Company's directors and executive officers, particularly Mr. Gluckstern, our Chairman, President, Chief Executive Officers and Chief Financial Officer, who is associated with Buyer as described on page ___ of this proxy statement and controls Ajax, have interests in the sale of the Business that are different from, or in addition to, the interests of the Company's shareholders generally. Under the terms of a participation agreement between Mr. Gluckstern, Kathryn Clubb (who associated with Buyer and Ajax and who first started as a consultant of the Company on February 1, 2009 and, on August 1, 2009, became an employee of the Company), and Emigrant, which agreement was entered into simultaneously and in connection with the Loan Agreement between the Company and Emigrant, Mr. Gluckstern and Ms. Clubb are expected to receive approximately $447,000 and approximately $106,000, respectively, as part of the repayment amount owed by the Company to Emigrant under the Emigrant loan assuming the closing of the transactions contemplated by the Asset Purchase Agreement occur on December 31, 2009. In addition, as consideration for Buyer's agreement to make available to the Company prior to the closing of the transactions contemplated by the Asset Purchase Agreement an aggregate amount not to exceed $300,000 in advanced payments of the purchase price to the Company, the Company has agreed to pay up to $0.50 of Buyer's legal expenses for each $1.00 the Company receives as an advance; provided that such reimbursement of Buyer's legal expenses shall not exceed $150,000; and provided further, that such expenses shall be pari passu with the Company's other creditors. The Company has also agreed to pay up to $20,000 of Buyer's and Ajax's costs and expenses (including legal fees and expenses) incurred by Buyer and Ajax in connection with Amendment No. 1. The Company expects to utilize the net proceeds received from the sale of the business to repay the Company's outstanding creditors to the extent of its remaining assets. Through December 31, 2009, the Company will owe an aggregate of approximately $22,000 for past due board fees to the outside directors and approximately $178,000 for past services to certain consultants as a result of the reduction of monthly retainers under the Company's austerity plan first adopted in July 2009 and expects that a portion of the proceeds will be used to repay such amounts to the extent of available assets. SEE "PROPOSAL NO. 1: PROPOSAL TO SELL THE BUSINESS - INTERESTS OF CERTAIN PERSONS IN THE SALE OF THE BUSINESS" for a more detailed description of such matters.


OPINION OF THE COMPANY'S FINANCIAL ADVISOR (PAGE [__])

On September 16, 2009, Foundation delivered its oral opinion to the Company's special committee and the board of directors, which opinion was subsequently confirmed in writing on September 22, 2009. The opinion provides that to the effect that, based upon and subject to the limitations and qualifications set forth in the opinion, as of the date of the opinion, the total value to be received by the Company in the transaction with Buyer was fair to the shareholders and creditors of the Company from a financial point of view.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES (PAGE [__])

Upon the sale of the Business to Buyer, we will recognize gain or loss in an amount equal to the difference between the fair market value of the consideration received for each asset and our adjusted tax basis in the asset sold. Our useable net operating loss carryovers may offset all or a portion of any income or gain from a sale of the assets of the Business. We will not experience a change in ownership and anticipate that our net operating loss carryovers will not be limited under IRC Section 382.

Until such time as a plan of dissolution, if any, is approved and liquidation is completed, our taxable income, if any, will continue to be subject to federal and state income taxation. In the event we were to make a liquidating distribution of property other than cash to our shareholders, we would recognize gain or loss upon the distribution of such property as if we sold the distributed property for its fair market value on the date of the distribution. We currently do not anticipate that a dissolution and liquidation pursuant to a plan of dissolution would produce a material corporate tax liability for U.S. federal income tax purposes.

MATERIAL ACCOUNTING TREATMENT AND NATURE OF OUR BUSINESS SUBSEQUENT TO THE PROPOSED SALE OF OUR ASSETS (page [__])


The transaction contemplated under the Asset Purchase Agreement will be treated by us as an asset sale. Subject to the final sales price (as described in the Asset Purchase Agreement), the historical carrying values of our assets being disposed will be used to determine the gain or loss on sale, in accordance with Generally Accepted Accounting Principles ("GAAP").


Following the sale of the Business Assets, we will continue to be a public company without any operations. We will become a public "shell" entity. Management's future plans currently call for the liquidation of our assets, with proceeds being applied to payments on settled, or negotiated, debt amounts. We may recognize non-cash cancellation-of-debt-income, to the extent that our available liquid assets are exceeded by the historical carrying value of our liabilities.

LITIGATION RELATED TO THE TRANSACTIONS CONTEMPLATED UNDER THE ASSET PURCHASE AGREEMENT (PAGE [__])


Subsequent to the announcement of the Asset Purchase Agreement, a purported shareholder class action complaint, captioned Lehmann v. Gluckstern, et. al., was filed by one of our shareholders in the Chancery Division of the Superior Court of New Jersey in Bergen County on October 30, 2009, naming us, our directors, Buyer and Ajax as defendants. The complaint alleges causes of action against the defendants for breach of their fiduciary duties in connection with the proposed sale of our assets to Buyer. It also alleges that Buyer and Ajax aided and abetted the alleged breaches of fiduciary duties by our directors. Consequently, plaintiff seeks relief including, among other things, (i) preliminary and permanent injunctions prohibiting consummation of the transactions contemplated by the Asset Purchase Agreement and (ii) payment of plaintiff's costs and expenses, including attorneys' and experts' fees. The lawsuit is in its preliminary stage, and the court has not yet made any determinations in the matter, including whether to certify the purported class. We and Buyer believe that the lawsuit is without merit and intend to defend vigorously against it.


TERMS OF THE ASSET PURCHASE AGREEMENT (PAGE [__])

In the Asset Purchase Agreement, we make representations and warranties and have agreed to covenants, indemnification obligations and other customary provisions. You are encouraged to carefully read the Asset Purchase Agreement in its entirety, a copy of which is attached hereto as ANNEX A, and "PROPOSAL NO. 1:
PROPOSAL TO SELL THE BUSINESS - TERMS OF THE ASSET PURCHASE AGREEMENT."

TERMINATION FEE (PAGE [__])

If the Asset Purchase Agreement is terminated to complete a "Superior Proposal," we will be obligated to pay Buyer $90,000 as a termination fee. The circumstances required to trigger this fee are described in detail in this proxy statement under the section entitled "PROPOSAL NO. 1: PROPOSAL TO SELL THE BUSINESS."

NO RESTRICTIONS ON SOLICITATION OF OTHER OFFERS (PAGE [__])

The Asset Purchase Agreement provides that, from the date of the Asset Purchase Agreement until the earlier of the approval of the sale of the Business by the Company's shareholders or the termination of the Asset Purchase Agreement in accordance with its terms, the Company, may initiate, solicit, encourage, facilitate proposals, or the making of an alternative proposals in any discussions regarding an alternative proposal (as defined in "PROPOSAL NO. 1:
PROPOSAL TO SELL THE BUSINESS - SOLICITATION") by a party other than Buyer. We may furnish non-public information or data relating to the Company and negotiate and participate in discussions and negotiations concerning an alternative proposal. Further, prior to receipt of our shareholders' approval of the Proposal to Sell the Business, our board of directors may withdraw or modify its recommendation to vote for Proposal No. 1 if the board or the special committee determines in good faith (following consultation with its outside counsel and financial advisor) that the failure to take such action would be inconsistent with its fiduciary obligations under applicable law.

CONDITIONS TO CLOSING (PAGE [__])

The consummation of the transactions contemplated by the Asset Purchase Agreement is subject to, among other things, the approval of our shareholders described above, each party's performance in all material respects of its obligations required to be performed under the Asset Purchase Agreement on or prior to the closing date, the absence of a restraining order, preliminary or permanent injunction or other order prohibiting the consummation of the transactions contemplated by the Asset Purchase Agreement and each party's delivery to the other party of all applicable transaction documents contemplated by the Asset Purchase Agreement (as defined in "PROPOSAL NO. 1: PROPOSAL TO SELL THE BUSINESS").

INDEMNIFICATION (PAGE [__])

The Asset Purchase Agreement provides that the Company and Buyer will be liable for any losses resulting or arising from any non-fulfillment of any covenant or agreement on the part of the other party under the Asset Purchase Agreement and fraud, intentional misrepresentation or willful breach of the Company or Buyer, as applicable. In addition, we have agreed to be liable for any losses arising or resulting from all of the Company's liabilities other than the assumed liabilities as contemplated by the Asset Purchase Agreement or from the Company's failure to comply with any bulk sales or transfer law. Buyer has agreed to be liable to us for any losses resulting or arising from the assumed liabilities and the ownership and use of the acquired assets as contemplated by the Asset Purchase Agreement.

DISSOLUTION AND LIQUIDATION

The Company's board of directors has determined that following the closing of the transactions contemplated by the Asset Purchase Agreement, the Company will not have any remaining assets to operate a business and unless it can find a purchaser for the "shell" company, locate some other business opportunity or continue to provide technology services on a contract basis, the board of directors may elect to dissolve and liquidate the Company and utilize our available cash and assets to repay our outstanding creditors to the extent of our remaining assets. Following such repayment, we do not believe that there will be any assets remaining to distribute to our shareholders or any other equity holders.

APPRAISAL OR DISSENTERS' RIGHTS (PAGE [__])

Holders of shares of our common stock will be eligible for appraisal rights under New Jersey law in connection with the sale of the Company's assets, but not in connection with a dissolution and liquidation of the Company. For a further discussion of appraisal rights see "Appraisal and Dissenter's Rights" beginning on page [___] of this proxy statement. A copy of the New Jersey statutory appraisal rights is attached to this proxy statement as Annex C. Please read it carefully.

  QUESTIONS AND ANSWERS ABOUT THE SALE OF THE BUSINESS AND THE SPECIAL MEETING

THE FOLLOWING QUESTIONS AND ANSWERS ADDRESS BRIEFLY SOME QUESTIONS YOU MIGHT HAVE REGARDING THE PROPOSAL TO SELL THE BUSINESS, THE PROPOSAL TO CHANGE THE COMPANY'S NAME AND THE SPECIAL MEETING. THE QUESTIONS AND ANSWERS MIGHT NOT ADDRESS ALL QUESTIONS THAT MIGHT BE IMPORTANT TO YOU AS A SHAREHOLDER OF THE COMPANY. PLEASE REFER TO THE MORE DETAILED INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT, THE ANNEXES TO THIS PROXY STATEMENT AND THE DOCUMENTS REFERRED TO OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT.

QUESTIONS AND ANSWERS ABOUT THE SALE OF THE BUSINESS

WHAT IS THE PROPOSED TRANSACTION?

The proposed transaction is the sale of substantially all of the assets and the assumption of certain ordinary course liabilities, related to our business pursuant to the Asset Purchase Agreement, dated as of September 24, 2009, as amended by Amendment No. 1 dated November ____, 2009 by and between Ivivi Technologies, Inc. (referred to in this proxy statement as "we," "our," "us," or the "Company") and Ivivi Technologies, LLC (referred to in this proxy statement as "Buyer"). These assets and liabilities are referred to as the Business. Under the terms of the Asset Purchase Agreement, if the sale of the Business is approved by our shareholders and the other closing conditions under the Asset Purchase Agreement have been satisfied or waived, we will sell the Business to Buyer.

WHY DID WE AGREE TO SELL THE BUSINESS?

In reaching its determination to enter into the Asset Purchase Agreement and approve the sale of the Business, our board of directors formed a special committee of the board, comprised of independent directors, to review and evaluate the proposed acquisition of the Business by an entity associated with Steven M. Gluckstern, our Chairman, President, Chief Executive Officer and Chief Financial Officer as described in the summary of this proxy statement. In its review and evaluation, the special committee consulted with our management and our legal and financial advisors and considered a number of factors. After careful evaluation of the potential benefits, negative factors and other material considerations relating to the sale of the Business and the Asset Purchase Agreement (including the consideration to be paid by Buyer for the Business), our board of directors (with Mr. Gluckstern, the Company's Chairman, President, Chief Executive Officer and Chief Financial Offer, taking no part in the deliberations or vote), following a unanimous recommendation by the special committee of the board of directors, unanimously approved and recommended that our shareholders approve Proposal Nos. 1, 2, 3 and 4.

WHAT WILL I RECEIVE IN CONNECTION WITH THE SALE OF THE BUSINESS?

It is not expected that our shareholders will receive any of the proceeds that we receive from the sale of the Business. Following the closing of the transaction and the repayment of our outstanding loan with Emigrant, our board of directors may elect to liquidate the Company and utilize our available cash and assets to repay our outstanding creditors to the extent of our remaining assets and, following such repayment, we do not believe that there will be any assets remaining to distribute to our shareholders or any other equity holders. See "PROPOSAL NO. 1: PROPOSAL TO SELL THE BUSINESS-USE OF PROCEEDS FROM THE SALE OF THE BUSINESS" and "PROPOSAL NO. 3: APPROVAL OF OUR DISSOLUTION AND THE PLAN OF DISSOLUTION AND LIQUIDATION."


WHEN IS THE SALE OF THE BUSINESS EXPECTED TO BE COMPLETED?

If the Proposal to Sell the Business is approved by our shareholders at the special meeting, we expect to complete the sale of the Business as soon as practicable (and in any event within three business days) following the special meeting, assuming all of the conditions in the Asset Purchase Agreement have been satisfied or waived. We and Buyer are working toward satisfying the conditions to closing and completing the sale of the Business as soon as reasonably practicable. However, the sale of the Business might not be completed soon or at all.

WHAT WILL HAPPEN IF THE PROPOSAL TO SELL THE BUSINESS IS APPROVED BY OUR SHAREHOLDERS?

If the Proposal to Sell the Business is approved by our shareholders at the special meeting and the sale of the Business is completed, we will sell the Business to Buyer as currently contemplated by the Asset Purchase Agreement. Following the closing of the transaction and the repayment of our outstanding loan with Emigrant, the Company and utilize our available cash and assets to repay our outstanding creditors to the extent of our remaining assets and, following such repayment, we do not believe that there will be any assets remaining to distribute to our shareholders or any other equity holders.

WHAT WILL HAPPEN IF THE PROPOSAL TO SELL THE BUSINESS IS NOT APPROVED BY OUR SHAREHOLDERS?

In connection with the signing of the Asset Purchase Agreement, Buyer, the Company and certain shareholders of the Company, who have the power to vote approximately 39.6% (and together with the Company's common stock held by Steven
M. Gluckstern, approximately 51.3%) of the Company's common stock, have entered into a voting agreement, dated September 24, 2009 (referred to in this proxy statement as the "Voting Agreement"), the form of which is attached hereto as ANNEX D. Pursuant to the voting agreement, the signatory shareholders agreed to vote their shares of the Company's common stock in favor of the transactions contemplated by the Asset Purchase Agreement. As a result, we already have the votes necessary to approve the sale of the Business. However, in the event that the Company terminates the Asset Purchase Agreement in connection with a "Superior Proposal" (as defined in the Asset Purchase Agreement), the voting agreement will also terminate. However, if the Proposal to Sell the Business is not approved by our shareholders at the special meeting, the sale of the Business will not be completed as currently contemplated by the Asset Purchase Agreement. In the event the Company does not successfully sell the Business as contemplated by the Asset Purchase Agreement or complete a Superior Proposal that is either approved by Emigrant under which Emigrant's loan gets repaid in full, the Company will not be able to meet its obligations under its Loan Agreement with Emigrant. Emigrant would then have the right to foreclose on the loan, which is secured by all of the Company's assets. In such an event, the Company would have to cease its operations or file for bankruptcy protection. If the Asset Purchase Agreement is terminated to complete a "Superior Proposal," we will be required to pay Buyer a termination fee of $90,000.

WHAT WILL HAPPEN TO MY SHARES OF COMMON STOCK OF THE COMPANY IF THE SALE OF THE BUSINESS IS COMPLETED?

The sale of the Business will not alter the rights, privileges or nature of the outstanding shares of our common stock. A shareholder who owns shares of our common stock immediately prior to the closing of the sale of the Business, subject to any actions taken solely by the shareholder, will continue to hold the same number of shares immediately following the closing. However, following the closing of the transaction contemplated by the Asset Purchase Agreement and the repayment of our outstanding loan with Emigrant, our board of directors may elect to liquidate the Company and utilize our available cash and assets to repay our outstanding creditors to the extent of our remaining assets. Following such repayment, we do not believe that there will be any assets remaining to distribute to our shareholders or any other equity holders. See "PROPOSAL NO.
3: APPROVAL OF OUR DISSOLUTION AND THE PLAN OF DISSOLUTION AND LIQUIDATION."


HOW WAS THE PURCHASE PRICE FOR THE BUSINESS DETERMINED?

The purchase price for the Business was negotiated between the special committee and our representatives and representatives of Buyer over a period of about a month. Our special committee selected the proposed sale of the Business to Buyer for the reasons described under "PROPOSAL NO. 1: PROPOSAL TO SELL THE BUSINESS-BACKGROUND OF THE SALE OF THE BUSINESS."

HOW DO THE COMPANY'S DIRECTORS AND OFFICERS INTEND TO VOTE?

The Company's directors and officers have advised the Company that they support Proposal Nos. 1, 2, 3 and 4 and will vote any shares held by them in favor of Proposal Nos. 1, 2, 3 and 4.


Notwithstanding the forgoing, in connection with the signing of the Asset Purchase Agreement, Buyer, the Company and certain shareholders of the Company, who have the power to vote approximately 39.6% (and together with the Company's common stock held by Steven M. Gluckstern, approximately 51.3%) of the Company's common stock, have entered into a voting agreement. Pursuant to the voting agreement, the signatory shareholders agreed to vote their shares of the Company's common stock in favor of the transactions contemplated by the Asset Purchase Agreement. As a result, we already have the votes necessary to approve the sale of the Business and to approve the Proposal to Change the Company's Name. SEE "PROPOSAL NO. 1 - VOTING AGREEMENT."

In addition, we expect that the shareholders of the Company who have executed the voting agreement will also vote in favor of Proposal No. 3: Approval of our Dissolution and the Plan of Dissolution and Liquidation and as a result, we expect to have the votes necessary to approve such proposal.


AM I ENTITLED TO APPRAISAL OR DISSENTERS' RIGHTS IN CONNECTION WITH PROPOSAL NO. 1?

Yes. Under New Jersey law, the Company's shareholders who do not vote in favor of the Proposal to Sell the Business are eligible for appraisal rights if they follow certain procedures as outlined in this proxy statement. In such event, they will be entitled to be paid fair value in cash for their shares. Fair value is determined as of the day prior to the date of the Company's special meeting. For a further discussion of appraisal rights see "Appraisal and Dissenter's Rights" beginning on page [___] of this proxy statement. A copy of the New Jersey statutory appraisal rights is attached to this proxy statement as ANNEX
C. Please read it carefully.


QUESTIONS AND ANSWERS ABOUT DISSOLUTION PLAN OF LIQUIDATION

CAN I STILL SELL MY SHARES?

Yes, you may sell your shares at this time, but it may be difficult or impossible to sell your shares in the near future. Our common stock is currently listed on the over-the-counter bulletin board (the "OTC BB") and currently you may sell your shares on OTC BB. As of the record date, the Company's share price was [$___].

If our dissolution and the plan of liquidation are approved at the special meeting and our board of directors elects to dissolve and liquidate, we expect to voluntarily delist our common stock from the OTC BB, close our stock transfer books and prohibit transfers of record ownership of our common stock after filing a certificate of dissolution with the State of New Jersey.

WHY HAS THE BOARD OF DIRECTORS CONSIDERED OUR DISSOLUTION AND THE PLAN OF LIQUIDATION?

Our board has determined that following the closing of the transactions contemplated by the Asset Purchase Agreement, we will not have any remaining assets and unless we can find a purchaser for the "shell" company, identify some other business opportunity or continue to provide technology services on a contract basis, the board of directors may elect to dissolve and liquidate the Company and utilize our available cash and assets to repay our outstanding creditors to the extent of our remaining assets. Following such repayment, we do not believe that there will be any assets remaining to distribute to our shareholders or any other equity holders.

WHAT WILL HAPPEN IF SHAREHOLDERS APPROVE THE DISSOLUTION AND PLAN OF
LIQUIDATION?

If shareholders approve our dissolution and the plan of liquidation, our board of directors will have the ability to consider dissolving the company and:

      o file a Certificate of Dissolution with the Department of Treasury of the State of New Jersey, specifying the date (no later than ninety days after the filing) upon which the Certificate of Dissolution will become effective and we will be dissolved;
      o conduct business operations only to the extent necessary to wind up our business affairs and withdraw from any jurisdiction in which we are qualified to do business, except as necessary to sell our non-cash assets and for the proper winding up of our company;
      o sell any remaining assets not sold in connection with the Asset Purchase Agreement;
      o settle and pay or attempt to adequately provide for the payment of all of our known liabilities; establish a contingency reserve designed to settle and pay any additional liabilities, including contingent liabilities and expenses of the dissolution and liquidation; and
      o although we do not believe that there will be any assets remaining to distribute to our shareholders or other equity holders, make one or more distributions to our shareholders of available liquidation proceeds if we have any assets following the repayment of our obligations to our creditors.

WHEN MIGHT SHAREHOLDERS RECEIVE PAYMENT OF ANY AVAILABLE LIQUIDATION PROCEEDS?

As stated throughout this proxy statement, we do not believe that there will be any assets remaining to distribute to our shareholders or other equity holders, following the closing of the transactions contemplated by the Asset Purchase Agreement and the repayment of our outstanding liabilities. However, if our shareholders approve our dissolution and the plan of liquidation and our board of directors chooses to file such plan of dissolution, we would distribute available liquidation proceeds, if any, to shareholders as our board deems appropriate. Distributions, if any, may be made over the next few years, although if unanticipated claims are made against us, distributions to shareholders, if any, may be delayed and made over a longer period of time.

HOW MUCH CAN SHAREHOLDERS EXPECT TO RECEIVE IF OUR DISSOLUTION AND THE PLAN OF LIQUIDATION IS APPROVED AND THE BOARD OF DIRECTORS THEN CHOOSES TO CONSIDER A PLAN OF LIQUIDATION?

As stated throughout this proxy statement, we do not believe that there will be any assets remaining to distribute to our shareholders or other equity holders, following the closing of the transactions contemplated by the Asset Purchase Agreement and the repayment of our outstanding liabilities.

WHAT ARE THE TAX CONSEQUENCES OF A LIQUIDATION?

In the event that we liquidate, for federal income tax purposes shareholders will recognize a gain or loss equal to the difference between (1) the sum of the amount of cash distributed to them and the aggregate fair market value of any property distributed to them, and (2) their tax basis for their shares of our stock. A shareholder's tax basis in the shareholder's shares will depend upon various factors, including the shareholder's cost and the amount and nature of any distributions received with respect to the shares. Any loss generally will be recognized only when the final distribution from us has been received, which could be a few years after our dissolution.

A brief summary of the material federal income tax consequences of our dissolution and the plan of liquidation appears on page __ of this proxy statement. Tax consequences to shareholders may differ depending on their circumstances. You should consult your tax advisor as to the tax effect of your particular circumstances. Do I have appraisal or dissenters' rights with respect to our dissolution and liquidation? No. Under New Jersey law, shareholders will not have dissenters' appraisal rights with respect to the dissolution and the plan of liquidation, but will have appraisal or dissenter's rights with respect to Proposal No. 1.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING


WHY DID YOU SEND ME THIS PROXY STATEMENT?

We are a New Jersey corporation and therefore are required to obtain the approval of our shareholders in connection with a sale of all or substantially all of our assets. We believe that the sale of the Business constitutes a sale of substantially all of our assets. This proxy statement summarizes information you need to know to vote at the special meeting. All shareholders are cordially invited to attend the special meeting in person. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign, date and return the enclosed proxy card.

WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?

The special meeting will be held at the offices of the Company's counsel, Lowenstein Sandler P.C., located at 1251 Avenue of the Americas, 18th Floor, New York, New York 10020, on [_] at 9:00 A.M., local time.

WHAT IS THE PROPOSAL TO ADJOURN THE SPECIAL MEETING?

The Proposal to Adjourn the Special Meeting would permit us to adjourn or postpone the special meeting if a quorum is present. A quorum will be present at the special meeting if the holders of a majority of the shares of our common stock outstanding and entitled to vote on the record date are present, either in person or by proxy. We would adjourn the special meeting for the purpose of soliciting additional proxies in the event that, at the special meeting, the affirmative vote in favor of the Proposal to Sell the Business or the Proposal to Change the Company's Name is less than a majority of the votes cast in person or by proxy at the special meeting.

Notwithstanding the forgoing, in connection with the signing of the Asset Purchase Agreement, Buyer, the Company and certain shareholders of the Company, who have the power to vote approximately 39.6% (and together with the Company's common stock held by Steven M. Gluckstern, approximately 51.3%) of the Company's common stock, each entered into a voting agreement. Pursuant to the voting agreement, the signatory shareholders agreed to vote their shares of the Company's common stock in favor of the transactions contemplated by the Asset Purchase Agreement. As a result, we already have the votes necessary to approve the sale of the Business and to approve the Proposal to Change the Company's Name. As a result, we do not expect that we will need to adjourn the meeting.


WHAT WILL HAPPEN IF THE PROPOSAL TO ADJOURN THE SPECIAL MEETING IS APPROVED BY OUR SHAREHOLDERS?

If the Proposal to Adjourn the Special Meeting is approved and the Proposal to Sell the Business and the Proposal to Change the Company's Name is not approved at the special meeting while a quorum is present, we will be able to adjourn or postpone the special meeting for the purpose of soliciting additional proxies to approve the Proposal to Sell the Business and the Proposal to Change the Company's Name. If you have previously submitted a proxy on the proposals discussed in this proxy statement and wish to revoke it upon adjournment or postponement of the special meeting, you may do so.


WHAT WILL I BE ASKED TO VOTE UPON AT THE SPECIAL MEETING?

At the special meeting, you will be asked to vote upon the following:

    o    to approve the Proposal to Sell the Business;

    o    to approve the Proposal to Change the Company's Name;

    o    to approve the Dissolution Proposal; and

    o    to approve the Proposal to Adjourn the Special Meeting.

DOES OUR BOARD OF DIRECTORS RECOMMEND THAT OUR SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE PROPOSAL TO SELL THE BUSINESS, "FOR" THE PROPOSAL TO CHANGE THE COMPANY'S NAME, "FOR" THE DISSOLUTION PROPOSAL AND "FOR" THE PROPOSAL TO ADJOURN THE SPECIAL MEETING?

Yes. After careful consideration and the recommendation of the special committee, our board of directors (with Mr. Gluckstern, the Company's Chairman, President, Chief Executive Officer and Chief Financial Officer, taking no part in the deliberations or vote) unanimously recommends that you vote:


    o    "FOR" the Proposal to Sell the Business;

    o    "FOR" the Proposal to Change the Company's Name;

    o    "FOR" the Dissolution Proposal; and

    o    "FOR" the Proposal to Adjourn the Special Meeting.

You should read "PROPOSAL #1: PROPOSAL TO SELL THE BUSINESS -REASONS FOR THE SALE OF THE BUSINESS" for a discussion of the factors that our special committee and board of directors considered in deciding to recommend the approval of the sale of the Business. In addition, in considering the recommendation of our special committee and our board of directors with respect to the sale of the Business, you should be aware that some of the Company's directors and executive officers, particularly Mr. Gluckstern, our Chairman, President, Chief Executive Officer and Chief Financial Officer, who is associated with Buyer as described in the summary of this proxy statement and controls Ajax, have interests in the transaction that are different from, or in addition to, the interests of our shareholders generally. See "PROPOSAL NO. 1: PROPOSAL TO SELL THE BUSINESS -INTERESTS OF CERTAIN PERSONS IN THE SALE OF THE BUSINESS."

WHO CAN VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE COMPANY? WHAT CONSTITUTES A QUORUM?

Only holders of record of shares of our common stock at the close of business on [_], 2009, which we refer to as the "record date," are entitled to notice of and to vote at the special meeting. On the record date, shares of our common stock were issued and outstanding and held by approximately [_] holders of record. Holders of record of shares of our common stock on the record date are entitled to one vote per share at the special meeting on: (i) the Proposal to Sell the Business; (ii) the Proposal to Change the Company's Name; and (iii) the Proposal to Adjourn the Special Meeting.

A quorum is necessary to hold a valid special meeting. A quorum will be present at the special meeting if the holders of a majority of the shares of our common stock outstanding and entitled to vote on the record date are present, either in person or by proxy. Shares of common stock represented at the special meeting but not voted, including shares of common stock for which we have received proxies indicating that the submitting shareholders have abstained, will be treated as present at the special meeting for purposes of determining the presence or absence of a quorum for the transaction of all business. If a quorum is not present at the special meeting or if there are insufficient votes to approve the Proposal to Sell the Business or Proposal to Change the Company's Name (but sufficient votes to approve the Proposal to Adjourn the Special Meeting), we expect that the special meeting will be adjourned or postponed to solicit additional proxies.


Notwithstanding the forgoing, in connection with the signing of the Asset Purchase Agreement, Buyer, the Company and certain shareholders of the Company, who have the power to vote approximately 39.6% (and together with the Company's common stock held by Steven M. Gluckstern, approximately 51.3%) of the Company's common stock, have entered into a voting agreement. Pursuant to the voting agreement, the signatory shareholders agreed to vote their shares of the Company's common stock in favor of the transactions contemplated by the Asset Purchase Agreement. As a result, we already have the votes necessary to approve the sale of the Business and to approve the Proposal to Change the Company's Name. As a result, we expect to have a quorum at the meeting and do not expect that we will need to adjourn the meeting.


WHAT VOTE IS REQUIRED TO APPROVE EACH OF THE PROPOSALS?

For the approval of Proposal Nos. 1, 2, 3 and 4, the affirmative vote of a majority of the votes cast in person or by proxy at the special meeting and entitled to vote on such proposal is required. Abstentions and broker non-votes will not affect the results. A "broker non-vote" occurs when a broker does not have discretion to vote on the matter and has not received instructions from the beneficial holder as to how such holder's shares are to be voted on the matter.

In connection with the Asset Purchase Agreement, the Company, Buyer and several shareholders of the Company entered into the Voting Agreement, pursuant to which they agreed to vote his, her or its shares of the Company's common stock for the approval of the Proposal to Sell the Business and the Proposal to Change the Company's name. As of September 24, 2009, these shareholders had voting power of approximately 39.6% (and together with the Company's common stock held by Mr. Gluckstern, approximately 51.3%) of the Company's common stock. Pursuant to the voting agreement, the signatory shareholders agreed to vote their shares of the Company's common stock in favor of the transactions contemplated by the Asset Purchase Agreement. As a result, we already have the votes necessary to approve the sale of the Business.

If we have insufficient votes to approve the Proposal to Sell the Business or Proposal to Change the Company's Name at the special meeting, even if a quorum is present, we expect that the special meeting will be adjourned to solicit additional proxies. If we fail to obtain the requisite vote for approval and authorization of Proposal Nos. 1, 2 and 4, we will not be able to consummate the sale of the Business as currently contemplated.

HOW DO I VOTE OR CHANGE MY VOTE?

You may vote by proxy or in person at the special meeting.

VOTING IN PERSON--If you hold shares in your name as a shareholder of record and plan to attend the special meeting and wish to vote in person, you will be given a ballot at the special meeting or you may give us a signed proxy card before voting is closed. If you would like to attend the special meeting, please bring proof of identification with you to the special meeting. Even if you plan to attend the special meeting, we strongly encourage you to submit a proxy for your shares in advance as described below, so your vote will be counted if you later decide not to attend. If your shares are held in "street name," which means your shares are held of record by a broker, bank or other nominee, and you wish to vote in person at the special meeting, you must bring to the special meeting a proxy from the record holder of the shares (your broker, bank or nominee) authorizing you to vote at the special meeting. To do this, you should contact your broker, bank or nominee.

VOTING BY PROXY--If you hold shares in your name as a shareholder of record, then you received this proxy statement and a proxy card from us. You may submit a proxy for your shares by mail without attending the special meeting by completing, signing, dating and returning the proxy card in the postage-paid envelope provided. If you hold shares in "street name" through a broker, bank or other nominee, then you received this proxy statement from the broker, bank or nominee, along with the broker, bank or nominee's voting instructions. You should instruct your broker, bank or other nominee on how to vote your shares of common stock using the voting instructions provided. All shares represented by properly executed proxies received in time for the special meeting will be voted in the manner specified by the shareholders giving those proxies. Properly executed proxies that do not contain specific voting instructions will be voted "FOR" the Proposal to Sell the Business, "FOR" the Proposal to Change the Company's Name and "FOR" the Proposal to Adjourn the Special Meeting.

REVOCATION OF PROXY--Submitting a proxy on the enclosed form does not preclude a shareholder from voting in person at the special meeting. If you hold your shares in your name as a shareholder of record, you may revoke a proxy at any time before it is voted by filing with our Corporate Secretary a duly executed revocation of proxy, by submitting a duly executed proxy with a later date or by attending the special meeting and voting in person. A shareholder of record may revoke a proxy by any of these methods, regardless of the method used to deliver the shareholder's previous proxy. Attendance at the special meeting without voting will not by itself revoke a proxy. If your shares are held in street name through a broker, bank or other nominee, you must contact your broker, bank or nominee to revoke your proxy.

IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

Your broker will not vote your shares on your behalf unless you provide instructions to your broker on how to vote. If your shares of common stock are held in "street name," you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Brokers who hold shares in "street name" for customers are precluded from exercising their voting discretion with respect to approving non-routine matters such as the sale of the Business and, as a result, absent specific instructions from the beneficial owner of the shares, brokers are not empowered to vote those shares, referred to generally as "broker non-votes." These "broker non-votes" will be counted for purposes of determining whether a quorum is present at the special meeting, but will not affect the results of the Proposal to Sell the Business and the Proposal to Change the Company's Name.

HOW ARE PROXIES SOLICITED?

This proxy solicitation is being made and paid for by us on behalf of our board of directors. Our directors, officers and employees may solicit proxies by personal interview, mail, email, telephone, facsimile or other means of communication. Our directors, officers and employees will not be paid additional remuneration for their efforts. We will also request brokers and other fiduciaries to forward proxy solicitation material to the beneficial owners of shares of common stock of the Company that the brokers and fiduciaries hold of record. Upon request, we will reimburse the brokers and other fiduciaries for their reasonable out-of-pocket expenses for doing this.

WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

If your shares are registered differently and are in more than one account, you might receive more than one proxy card. Please complete, sign, date and return all of the proxy cards you receive regarding the special meeting to ensure that all of your shares are voted.

HOW ARE PROXIES COUNTED?

Only shares affirmatively voted for the Proposal to Sell the Business, the Proposal to Change the Company's Name, the Dissolution Proposal and/or the Proposal to Adjourn the Special Meeting, and properly executed proxies that do not contain specific voting instructions for such proposals, will be counted as favorable votes for the Proposal to Sell the Business, the Proposal to Change the Company's Name, the Dissolution Proposal and/or the Proposal to Adjourn the Special Meeting, respectively. Shares of our common stock held by persons attending the special meeting but not voting, and shares of our common stock for which we received proxies but with respect to which holders of those shares have abstained from voting, will not affect the results of the Proposal to Sell the Business, the Proposal to Change the Company's Name, the Dissolution Proposal and/or the Proposal to Adjourn the Special Meeting.


CAN I VOTE VIA THE INTERNET OR BY TELEPHONE?

If your shares are registered in the name of a bank or brokerage firm, you might be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please vote your shares pursuant to the specific voting instructions provided by your bank or brokerage firm.

HOW DO I OBTAIN AN ADDITIONAL COPY OF THIS PROXY STATEMENT OR COPIES OF THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K OR QUARTERLY REPORT ON FORM 10-Q?

If you would like an additional copy of this proxy statement, a copy of our annual report on Form 10-K for the fiscal year ended March 31, 2009, filed with the Securities and Exchange Commission (the "SEC") on July 14, 2009 as amended by Amendment No. 1 to our annual report on Form 10-K for the fiscal year ended March 31, 2009, filed with the SEC on July 29, 2009, a copy of our quarterly report on Form 10-Q for the quarter ended June 30, 2009, filed with the SEC on September 21, 2009 as amended by Amendment No. 1 to our quarterly report on Form 10-Q for the quarter ended June 30, 2009, filed with the SEC on October 14, 2009, or a copy of our most recent quarterly report on Form 10-Q for the quarter ended September 30, 2009, filed with the SEC on November 19, 2009, we will send you one without charge. Please either send your request in writing to Ivivi Technologies, Inc., 135 Chestnut Ridge Road, Montvale, New Jersey 07645,
Attention: Secretary or visit our web site at www.ivivitechnologies.com.


WHO CAN HELP ANSWER MY OTHER QUESTIONS?

If you have more questions about the sale of the Business, need assistance in submitting your proxy or voting your shares, or need additional copies of the proxy statement or the enclosed proxy card, you should contact Investor Relations in writing at Ivivi Technologies, Inc., 135 Chestnut Ridge Road, Montvale, New Jersey 07645, Attention: Secretary or visit our web site at www.ivivitechnologies.com.

            CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS


This proxy statement and the documents that are incorporated into this proxy statement by reference may contain or incorporate by reference statements that do not directly or exclusively relate to historical facts. Such statements are "forward-looking statements", including those related to the trading of the Company's securities on the OTC Bulletin Board or in the Pink Sheets. Forward-looking statements reflect management's current knowledge, assumptions, judgment and expectations regarding future performance or events. Although management believes that the expectations reflected in such statements are reasonable, they give no assurance that such expectations will prove to be correct and you should be aware that actual results could differ materially from those contained in the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to:


    o    changes in global or domestic economic conditions;

    o    the Company's limited operating history;

    o history of significant and continued operating losses and substantial accumulated earnings deficit;

    o    difficulties with its financial accounting controls;

    o the failure of the market for the Company's products to continue to develop;

    o    the inability for customers to receive third party reimbursement;

    o    the inability to obtain additional capital;

    o    the inability to protect the Company's intellectual property;

    o    the loss of any executive officers or key personnel or consultants;

    o changes in the regulatory landscape or the imposition of regulations that affect the Company's products;

    o the occurrence of any event, change or other circumstance that could give rise to the termination of the Asset Purchase Agreement;

    o the inability to complete the transactions contemplated by the Asset Purchase Agreement due to the failure to satisfy the conditions to the completion of the transactions contemplated by the Asset Purchase Agreement, including the receipt of shareholder approval;

    o the failure of the transactions contemplated by the Asset Purchase Agreement to close for any other reason;

    o the parties' inability to meet expectations regarding the timing for the completion of the transaction contemplated by the Asset Purchase Agreement;

    o business uncertainty and contractual restrictions during the pendency of the transactions contemplated by the Asset Purchase Agreement; and

    o the outcome of any legal proceedings that may be instituted against the Company and others related to the Asset Purchase Agreement or the transactions contemplated thereby.

In addition, we are subject to risks and uncertainties and other factors detailed in our annual report on Form 10-K for the fiscal year ended March 31, 2009 and other filing made by us with the SEC, which should be read in conjunction with this proxy statement. Many of the factors that will impact the completion of the proposed transactions are beyond our ability to control or predict. In light of the significant uncertainties inherent in the forward-looking statements contained in this proxy statement, readers should not place undue reliance on forward-looking statements. We cannot guarantee any future results, levels of activity, performance or achievements. The statements made in this proxy statement represent our views as of the date of this proxy statement, and it should not be assumed that the statements made in this proxy statement remain accurate as of any future date. Moreover, we assume no obligation to update forward-looking statements, except as may be required by law.

                               THE SPECIAL MEETING

TIME, PLACE AND PURPOSE OF THE SPECIAL MEETING



This proxy statement is being furnished to our shareholders as part of the solicitation of proxies by our board of directors for use at the special meeting to be held at the Company's counsel, Lowenstein Sandler P.C., located at 1251 Avenue of the Americas, 18th Floor, New York, New York 10020 on [________ _____ __, 2009 at 9:00 AM ___], or any postponement or adjournment thereof.


The purpose of the special meeting is for our shareholders to consider and vote upon the Proposal to Sell the Business, the Proposal to Change the Company's Name and the Proposal to Adjourn the Special Meeting, if necessary or appropriate, for the purpose of soliciting additional proxies to approve Proposal Nos. 1 and 2.

RECOMMENDATION OF OUR BOARD OF DIRECTORS

After careful evaluation of the potential benefits, negative factors and other material considerations relating to the sale of the Business and the Asset Purchase Agreement (including the consideration to be paid by Buyer for the Business), our board of directors (with Mr. Gluckstern, the Company's Chairman, President, Chief Executive Officer and Chief Financial Offer, taking no part in the deliberations or vote), following a unanimous recommendation by the special committee of the board of directors, unanimously approved and recommended that you vote "FOR" Proposal No. 1, "FOR" Proposal No. 2, "FOR" Proposal No. 3 and "FOR" Proposal No. 4. For a discussion of the material factors considered by our board of directors in reaching its conclusions, see "PROPOSAL NO. 1: PROPOSAL TO SELL THE BUSINESS - REASONS FOR THE SALE OF THE BUSINESS" AND "PROPOSAL NO. 3:
APPROVAL OF OUR DISSOLUTION AND THE PLAN OF DISSOLUTION AND LIQUIDATION - BACKGROUND AND REASONS FOR THE PROPOSED DISSOLUTION AND THE PLAN OF LIQUIDATION."


RECORD DATE AND QUORUM

We have fixed the close of business on [________ ___], 2009, as the (the "record date") for the special meeting, and only holders of record of our common stock on the record date are entitled to vote at the special meeting. On the record date, [_______] shares of our common stock were issued and outstanding and held by approximately [_] holders of record. Holders of record of shares of our common stock on the record date are entitled to one vote per share at the special meeting on Proposal Nos. 1, 2, 3 and 4.


A quorum is necessary to hold a valid special meeting. A quorum will be present at the special meeting if the holders of a majority of the total outstanding shares of our common stock are present at the meeting, in person or by proxy. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. If a quorum is not present at the special meeting or if there are insufficient votes to approve Proposal Nos. 1 and 2, we expect that the special meeting will be adjourned or postponed to solicit additional proxies.


Notwithstanding the forgoing, in connection with the signing of the Asset Purchase Agreement, Buyer, the Company and certain shareholders of the Company, who have the power to vote approximately 39.6% (and together with the Company's common stock held by Steven M. Gluckstern, approximately 51.3%) of the Company's common stock, have entered into a voting agreement. Pursuant to the voting agreement, the signatory shareholders agreed to vote their shares of the Company's common stock in favor of the transactions contemplated by the Asset Purchase Agreement. As a result, we already have the votes necessary to approve the sale of the Business and to approve the Proposal to Change the Company's Name. As a result, we do not expect that we will need to adjourn the meeting.


VOTING AT THE SPECIAL MEETING

Each share of our common stock outstanding on the record date will be entitled to one vote on each matter submitted to a vote of our shareholders. Cumulative voting by shareholders is not permitted.

The presence at the meeting, in person or by proxy, of the holders of a majority of the total outstanding shares of our common stock is necessary to constitute a quorum for the transaction of business at the special meeting. Abstentions and broker "non-votes" (as defined below) are counted as present and entitled to vote for purposes of determining a quorum.

If you hold your shares of common stock through a broker, bank or other representative, generally the broker, bank or representative may only vote the common stock that it holds for you in accordance with your instructions. However, if the broker, bank or representative has not timely received your instructions, it may vote on certain matters for which it has discretionary voting authority. A broker "non-vote" on a matter occurs when a broker, bank or your representative may not vote on a particular matter because it does not have discretionary voting authority and has not received instructions from the beneficial owner.

For the approval of Proposal Nos. 1, 2, 3 and 4, the affirmative vote of a majority of the votes cast in person or by proxy at the special meeting and entitled to vote on such proposal is required. Abstentions and broker non-votes will not affect the results.

In connection with the signing of the Asset Purchase Agreement, Buyer, the Company and certain shareholders of the Company, who have the power to vote approximately 39.6% (and together with the Company's common stock held by Steven
M. Gluckstern, approximately 51.3%) of the Company's common stock, have entered into a voting agreement. Pursuant to the voting agreement, the signatory shareholders agreed to vote their shares of the Company's common stock in favor of the transactions contemplated by the Asset Purchase Agreement. As a result, we already have the votes necessary to approve the sale of the Business. However, in the event that the Company terminates the Asset Purchase Agreement in connection with a "Superior Proposal" (as defined in the Asset Purchase Agreement), the voting agreement will also terminate.

Holders of shares of our common stock will be eligible for appraisal rights under New Jersey law in connection with the sale of our assets, but not in connection with a dissolution and liquidation of the Company. For a further discussion of appraisal rights see "Appraisal and Dissenter's Rights" beginning on page [___] of this proxy statement. A copy of the New Jersey statutory appraisal rights is attached to this proxy statement as ANNEX C. Please read it carefully.

VOTING OF PROXIES

You may vote your shares by signing the enclosed proxy or voting instruction card and returning it in a timely manner. Please mark the appropriate boxes on the card and sign, date and return the card promptly. A postage-paid return envelope is enclosed for your convenience.

Unless we receive specific instructions to the contrary or unless such proxy is revoked, shares represented by each properly executed proxy will be voted: (i) FOR the approval of Proposal No. 1; (ii) FOR the approval of Proposal No. 2;
(iii) FOR the approval of Proposal No. 3, and (iv) FOR the approval of Proposal No. 4.


REVOCATION OF PROXIES

Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the special meeting or at the special meeting prior to the vote pursuant to the proxy. A proxy may be revoked by any of the following methods:

    o by writing a letter delivered to Andre' A. DiMino, our Secretary, stating that the proxy is revoked;

    o    by submitting another proxy with a later date; or

    o    by attending the special meeting and voting in person.

Please note, however, that if a shareholder's shares are held of record by a broker, bank or other nominee and that shareholder wishes to vote at the special meeting, the shareholder must bring to the special meeting a letter from the broker, bank or other nominee confirming that shareholder's beneficial ownership of the shares.

ADJOURNMENTS AND POSTPONEMENTS

Although it is not currently expected, the special meeting may be adjourned or postponed for the purpose of soliciting additional proxies to approve the Proposal to Sell the Business and approve the Proposal to Change the Company's Name. Any adjournment may be made without notice, other than by an announcement made at the special meeting of the time, date and place of the adjourned meeting. Approval of the Proposal to Adjourn the Special Meeting, if necessary or appropriate, for the purpose of soliciting additional proxies to approve Proposal Nos. 1 and 2, assuming a quorum is present, requires the affirmative vote of a majority of the votes cast in person or by proxy at the special meeting and entitled to vote on such proposal. If a quorum is not present at the special meeting, the shareholders entitled to vote at the meeting may adjourn the meeting until a quorum is present. Any signed proxies received by us with no voting instructions provided on this matter will be voted "FOR" the Proposal to Adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies to approve Proposal Nos. 1 and 2. Any adjournment or postponement of the special meeting for the purpose of soliciting additional proxies will allow our shareholders who have already sent in their proxies to revoke them at any time prior to their use at the special meeting as adjourned or postponed.

RIGHTS OF SHAREHOLDERS WHO OBJECT TO THE SALE OF THE BUSINESS


Holders of shares of our common stock will be eligible for appraisal rights under New Jersey law in connection with Proposal No. 1. For a further discussion of appraisal rights see "Appraisal and Dissenter's Rights" beginning on page [___] of this proxy statement. A copy of the New Jersey statutory appraisal rights is attached to this proxy statement as Annex C. Please read it carefully.


SOLICITATION

The solicitation of proxies is being done by the Company. The cost of preparing, assembling and mailing the proxy material and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares held of record by such persons will be borne by us. In addition to the solicitation by mail, certain of our officers and regular employees, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

EXECUTION OF THE ACCOMPANYING PROXY CARD WILL NOT AFFECT A SHAREHOLDER'S RIGHT TO ATTEND THE SPECIAL MEETING AND VOTE IN PERSON. ANY SHAREHOLDER GIVING A PROXY HAS THE RIGHT TO REVOKE IT BY GIVING WRITTEN NOTICE OF REVOCATION TO OUR SECRETARY AT ANY TIME BEFORE THE PROXY IS VOTED OR BY ATTENDANCE AT THE SPECIAL MEETING AND ELECTING TO VOTE IN PERSON.

QUESTIONS AND ADDITIONAL INFORMATION

IF YOU HAVE MORE QUESTIONS ABOUT THE PROPOSAL TO SELL THE BUSINESS OR THE PROPOSAL TO CHANGE THE COMPANY'S NAME, NEED ASSISTANCE IN SUBMITTING YOUR PROXY OR VOTING YOUR SHARES, OR NEED ADDITIONAL COPIES OF THE PROXY STATEMENT OR THE ENCLOSED PROXY CARD, YOU SHOULD CONTACT THE COMPANY BY CALLING (201) 476-9600 DURING THE HOURS OF 9AM AND 5PM EASTERN STANDARD TIME.

                                 PROPOSAL NO. 1
                          PROPOSAL TO SELL THE BUSINESS


This section of the proxy statement describes the Proposal to Sell the Business to Ivivi Technologies, LLC (referred to in this proxy statement as Buyer). However, we highly recommend that you also carefully read the Asset Purchase Agreement included as ANNEX A to this proxy statement for the complete terms of the sale of the Business and other information that might be important to you.

PARTIES TO THE ASSET PURCHASE AGREEMENT

IVIVI TECHNOLOGIES, INC.

We are an early-stage medical technology company, incorporated in New Jersey, focusing on designing, developing and commercializing proprietary electrotherapeutic technologies. Electrotherapeutic technologies employ pulsed electromagnetic signals for various medical therapeutic applications.

We have focused our research and development activities on targeted pulsed electromagnetic field, or tPEMF technology. This technology utilizes a time varying magnetic field to create a therapeutic time varying electrical field to create a therapeutic time varying electrical field in injured tissue. This signal is not intended to supply energy (e.g. heat) to the body, rather, tPEMF provides electrochemical information which can modulate relevant biochemical pathways. We are currently marketing products utilizing our tPEMF technology to various surgery market for adjunctive use in the palliative treatment of post operative pain and edema in superficial soft tissue. Published studies in animals have demonstrated that tPEMF can accelerate tendon and wound repair and modulate angiogenesis and, as a result, we are developing a veterinary medicine market for our products. In addition, we are developing proprietary technology for other therapeutic medical markets.

Our principal executive offices are located at 135 Chestnut Ridge Road, Montvale, New Jersey 07645, and the telephone number at our principal executive offices is (201) 476-9600.

BUYER AND AJAX CAPITAL LLC

Ivivi Technologies, LLC, a Delaware limited liability company ("Buyer"), is a newly formed entity, and was organized for the purpose of consummating the purchase of the Company's assets pursuant to the Asset Purchase Agreement. The Buyer has engaged in no substantive business activities to date and it has no substantial assets or liabilities, other than those incidental to its formation and those incurred in connection with the transactions contemplated by the Asset Purchase Agreement.


The Buyer is majority owned and controlled by an irrevocable family trust (the "Family Trust") created by Mr. Steven M. Gluckstern, as settlor. The beneficiaries of the Family Trust are certain members of Mr. Gluckstern's family and the trustees of which are Mr. Gluckstern's wife, Mrs. Judith Gluckstern and an independent trustee who have all the powers and discretion to oversee and manage the Family Trust. Under the terms of the trust agreement, Mr. Gluckstern retained certain powers and rights as settlor of the Family Trust and may, subject to certain terms and conditions, appoint additional trustees or remove a trustee. In connection with the formation of the Buyer, Mr. and Mrs. Gluckstern were designated as the majority managing members of the Buyer and have all the powers and discretion to control the Buyer. In addition, Mr. Gluckstern serves as the Company's Chairman, President, Chief Executive Officer and Chief Financial Officer. Katherine Clubb, an employee of the Company, owns minority membership interests in the Buyer.

Ajax Capital LLC, a Delaware limited liability company ("Ajax"), is an entity controlled and majority owned by Mr. Gluckstern. Ms. Clubb serves as the chief executive officer of Ajax, based on an arrangement between WH West, Inc. ("WH West") and Ajax. Ms. Clubb receives her compensation from WH West, of which, she is a principal. Ajax pays WH West a fee for services provided by Ms. Clubb to Ajax. Other than Mr. Gluckstern's association with the Family Trust, which entity controls the Buyer (as described above) and Ms. Clubb's relationship with Ajax (as described above), there are no relationships between Ajax and the Buyer.


Because the Buyer is a newly formed entity and has no substantial assets or liabilities, other than those incidental to its formation and those incurred in connection with the transactions contemplated by the Asset Purchase Agreement, Ajax became a party to the Asset Purchase Agreement only for the limited purpose of providing to the Company an unconditional and irrevocable guaranty of the Buyer's payment obligations of the purchase price under the Asset Purchase Agreement.

The principal executive offices of Buyer and Ajax are located at 460 Park Avenue, 21st Floor, New York, New York 10022.

BACKGROUND OF THE SALE OF THE BUSINESS

During the fiscal year 2008, our management and board of directors agreed that by the first quarter of fiscal 2009, we would need to secure additional capital for our ongoing operations and that we should pursue opportunities to raise additional capital. In connection with such efforts, in June 2007, we engaged Jefferies & Company, Inc. ("Jefferies") to act as our investment bank and to seek opportunities for us to obtain additional capital for our business.

Although Jefferies attempted to raise capital for us from June 2007 to August 2008, we were not successful, in part, we believe due to the U.S. Food and Drug Administration's ("FDA") determination that our products were Not Substantially Equivalent (NSE) to other devices cleared for marketing through the 510(k) process or otherwise legally marketed prior to May 28, 1976. In August 2008, Jefferies elected to terminate its engagement with us.

In August 2008, our board of directors made several management changes, including the appointment of Steven M. Gluckstern, the then Chairman of the Company to the positions of Chairman, President and Chief Executive Officer of the Company. In addition, Andre A. DiMino, the then Co-Chief Executive Officer, was appointed to the position of Executive Vice President, Chief Technical Officer and David Saloff was named Executive Vice President, Chief Business Development Officer.

During this period, our management continued to pursue opportunities to raise additional capital for our business.

In December 2008, we engaged Foundation Ventures LLC ("Foundation") and another advisor to act as our investment bankers and to seek opportunities for us to obtain additional capital for our business. In late December 2008, we determined to terminate the engagement of the other advisor.

From December 2008 through April 2009, our management, together with Foundation, met with more than 200 potential institutional investors. Although several investors indicated an interest in providing financing to us and commenced due diligence, we did not receive any formal proposals from any such investors.

On January 6, 2009, the board of directors and management held a telephonic meeting during which a member of the bankruptcy department of our legal counsel provided the board with an overview of bankruptcy and solvency procedures and related matters.

From January 2009 through April 2009, our board of directors held a number telephonic and in person board meetings where the board continued to discuss our financial position and cash flows needed for additional capital, ways to preserve capital and our capital raising activities, including the process undertaken by Foundation and management in seeking additional capital. In addition, during such period, the board discussed "going dark" and the process of deregistering the Company's common stock under the Securities Exchange Act of 1934, as amended. As a result of our inability to secure other financing, on April 7, 2009, we entered into the Loan Agreement with Emigrant under which we borrowed an aggregate of $2.5 million from Emigrant between April 2009 and July 2009. The terms of the promissory note issued in connection with the loan provided for the right to convert into our common stock if we were able to complete a financing meeting the criteria set forth in the loan documents. The maturity date under the loan was initially July 31, 2009. However, under the terms of the loan, we extended the maturity date under the loan until August 30, 2009. In connection with the loan, Mr. Gluckstern and a consultant of ours (currently one of our employees and an affiliate of Buyer) entered into a participation arrangement with Emigrant whereby Mr. Gluckstern and such consultant invested $425,000 and $100,000, respectively, with Emigrant and have a right to participate with Emigrant in the note issued in connection with the loan.

Following the receipt of the loan from Emigrant, we elected to pursue a process where we and Foundation would seek investments from "high net worth" accredited investors in addition to seeking capital from institutional investors. From May 2009 through July 2009, we and Foundation met with more than 100 "high net worth" accredited investors. Although several investors indicated an interest in providing financing to us, ultimately they informed us that they were unwilling to do so unless a lead investor with experience in our line of business was obtained.

At a meeting of the board of directors held on June 8, 2009, our outside legal counsel made a presentation to the board of directors which outlined the process of deregistering the Company's common stock under the Securities Exchange Act of 1934, as amended, and the board of directors discussed the positives and negatives of such action. At such meetings, our board of directors elected to postpone taking such action, but elected to continue evaluating such action at future meetings.

On June 23, 2009, trading of our common stock was suspended on the NASDAQ Stock Market and our common stock commenced trading on the Pink Sheets. Following such suspension in July 2009, our common stock commenced trading on the over-the-counter bulletin board.

During July 2009, our management, counsel and bankers had various conversations with Emigrant to determine if they were interested in either extending the terms of the loan or investing additional capital into us. Emigrant informed such parties that they were not interested in investing more capital into us and expected that the principal and interest under the loan would be repaid in full at maturity.

At a special telephonic meeting of our board of directors held on July 11, 2009, following an update by Mr. Gluckstern and Foundation that it appeared to be unlikely that we would be able to obtain financing necessary to repay the Emigrant loan and increase our working capital in a timely fashion, our board of directors approved an austerity plan in order to preserve our limited cash resources. In addition, at the July 11, 2009 meeting of the board of directors, a member of the bankruptcy department from our legal counsel updated the board and management on alternatives, including the filing for bankruptcy protection, and also informed the board and management of their fiduciary duties.

At a special telephonic meeting of our board of directors held on July 20, 2009, following an update by Mr. Gluckstern and Alan Gallantar, our then Chief Financial Officer, regarding our financial condition, Mr. Gluckstern provided the board and management with an update of the previously approved austerity plan. Mr. Gluckstern then provided the board with an update of discussions with Emigrant regarding extensions of the maturity date of the Emigrant loan and, although no formal response was received, Mr. Gluckstern believed that Emigrant would be willing to provide a forbearance to the Company.

At a telephonic meeting of our board of directors held on July 31, 2009, the board approved the extension of the Emigrant loan until August 30, 2009. In addition, at the board meeting, Mr. Gluckstern informed the board that he was considering the possibility of making an investment into the Company. Following such approval, Mr. Gluckstern excused himself from the meeting and legal counsel for the Company advised the board of directors of their fiduciary responsibilities and the need to form a special committee of the board in the event Mr. Gluckstern did deliver a proposal to the Company.

On August 3, 2009, the board of directors (absent Mr. Gluckstern) held a special telephonic meeting at which it appointed a special committee of the board of directors comprised of Kenneth Abramowitz and Jeffrey Tischler, two of our independent directors, to review and analyze an offer, if any, received by us from Mr. Gluckstern. The special committee was authorized to recommend to the full board of directors whether to accept or reject and to negotiate any such proposed transaction with Mr. Gluckstern. In making its determinations, the special committee was authorized to establish such procedures, review such information and engage such financial advisors and legal counsel as it deemed reasonable and necessary. As a result of its familiarity with the Company and the financing process and its ability to provide a fairness opinion, the special committee elected to engage Foundation as its financial advisor to assist in the negotiation of the terms of any potential transaction and to complete a market check to determine if there were any interested buyers or investors for the business and to seek strategic alternatives. In addition, legal counsel to us advised the special committee as to the special committee's fiduciary responsibilities and the legal principles applicable to, and the legal consequences of, actions taken by the special committee with respect to an offer made by Mr. Gluckstern.


On August 19, 2009, we received a non-binding proposal from Ajax, an entity controlled by Mr. Gluckstern, pursuant to which Ajax proposed to purchase substantially all of our assets and assume certain of our specified ordinary course liabilities for a purchase price payable to us equal to the aggregate of
(i) the principal and interest outstanding, as of closing, under our loan with Emigrant and (ii) approximately $225,000 as additional consideration to meet the obligations of our creditors (which amount was based on a formula equal to $0.02 multiplied by the number of shares of our common stock outstanding as of such date ); provided, that the aggregate purchase price specified in clauses (i) and
(ii) would not be in excess of $2.9 million. The non-binding proposal indicated that the closing of any transaction would be subject to certain conditions, including, among others, the negotiation of a definitive asset purchase agreement and an extension of the August 30, 2009 maturity date under our loan with Emigrant.

On August 20, 2009, the board of directors (absent Mr. Gluckstern) and the special committee held a joint telephonic meeting to discuss the general terms of the Ajax proposal and to further discuss the process to be undertaken by the special committee. At the meeting, Foundation discussed the status of the market check and the process to be undertaken going forward. Foundation also requested that the directors and management of the Company provide them with the names of any additional potential buyers that the directors and management may be aware of. Foundation also discussed the process to be undertaken by them in connection with the delivery of a fairness opinion. At the meeting, the board of directors (absent Mr. Gluckstern) and the special committee discussed alternatives to the Ajax proposal, including the filing for bankruptcy protection, and legal counsel for the Company reminded the directors and the special committee of their fiduciary responsibilities. In addition, the board of directors and the special committee discussed structural changes to the Ajax proposal, including a sale of equity to Ajax in lieu of an asset sale.

On August 21, 2009, counsel for Buyer delivered a draft of an asset purchase agreement to counsel for the Company.

On August 24, 2009, the special committee held a telephonic meeting with Foundation and legal counsel to discuss the terms of the draft asset purchase agreement and requested that legal counsel attempt to negotiate changes in the draft asset purchase agreement to change the structure of the proposed transaction or potentially provide us with additional cash proceeds or reduced liabilities so that we might have enough cash to not only repay our outstanding liabilities but also to provide a benefit to our shareholders following the sale of our assets.. Foundation discussed the process and the work necessary to provide a fairness opinion to us and updated the committee on Foundation's market check to date and one potentially interested party. Foundation informed the committee that all other potential candidates indicated that they were not interested in pursuing a transaction with us. The committee, legal counsel for Foundation and the Company also discussed the ability and the terms under which Emigrant might be willing to extend the maturity date under the loan.

From August 24, 2009 through August 31, 2009, counsel for the Company and counsel for Buyer negotiated the terms of the transaction and exchanged revised drafts of the asset purchase agreement, the voting agreement and other ancillary documents. The negotiations were primarily focused on the structure of the proposed transaction, including discussions regarding a sale of equity in lieu of an asset sale, as well as the terms of our ability to shop the company after the execution of the asset purchase, the purchase price to be paid by Buyer and the amount of the termination fee that would be payable by us in certain situations. During this period, Buyer determined that it was not interested in changing the structure of the transaction from an asset purchase to a purchase of our equity or a merger involving us as a result of (i) our outstanding liabilities, (ii) the large number of outstanding options and warrants and (iii) the requirements of continuing as a public company. In addition, during such period, the special committee held various calls during which Foundation and legal counsel to us updated the committee on the terms of the transaction, the status of Foundation's market check, as well as the draft fairness opinion, and the discussions with Emigrant. Representatives of Foundation also informed the special committee that one potential buyer had indicated interest and that such party was reviewing the Company's publicly available information.


On August 30, 2009, members of the special committee, a representative from Emigrant, legal counsel to us and representatives from Foundation had a call to discuss the terms of the draft forbearance agreement received from Emigrant and discussed the timing of the execution of such forbearance.

On August 31, 2009, each of the special committee and the board of directors, together with counsel, held telephonic meetings to discuss and approve the forbearance agreement with Emigrant. In addition, at the board meeting, the board discussed, after Mr. Gluckstern left the call, the status of the negotiation of the draft asset purchase agreement and the financial condition of the Company.

On August 31, 2009, we entered into a forbearance agreement with Emigrant under which Emigrant agreed to forbear from requiring us to repay the loan through September 9, 2009 in order to negotiate the transaction with Ajax and allow us to continue our market check to seek alternatives proposals.

From August 31, 2009 through September 16, 2009, counsel for the Company and counsel for Buyer continued to negotiate the terms of the transaction and exchanged revised drafts of the asset purchase agreement, the voting agreement and other ancillary documents. The negotiations were primarily focused on the structure of the proposed transaction, including discussions regarding a sale of equity in lieu of an asset sale, the net operation losses available, as well as the terms of our ability to shop the company after the execution of the asset purchase, the purchase price to be paid by Buyer, the amount of the termination fee that would be payable by us in certain situations and certain releases to be provided to us by Mr. Gluckstern and Ms. Clubb at the closing of the transaction, which would include the termination of their employment agreements and release from amounts owed to each of them through September 15, 2009. In addition, during such negotiations, we were able to increase the purchase price payable to the Company in connection with the transaction by up to an additional $250,000 in cash.


On September 8, 2009, following a call between Buyer's counsel and our counsel, a telephonic meeting of the special committee was held to discuss the status of the negotiations between the parties. In addition, Foundation provided the special committee with an update of the status of its fairness opinion, as well as discussions the bankers had with a couple of parties that had indicated interest in us, one of which parties discussed above signed a non-disclosure agreement with us to move forward on due diligence.

On each of September 9, 2009, September 14, 2009 and September 16, 2009, Emigrant and the Company executed amendments to the forbearance agreement to provide us with additional time to complete our negotiations with Buyer and allow us to continue our market check to seek alternative proposals.

On each of September 11, 2009 and September 16, 2009, the special committee, together with its legal counsel and representatives of Foundation, held a telephonic meeting to discuss the proposed transaction. During the meeting, legal counsel provided the committee with a detailed summary of the asset purchase agreement, the voting agreement and the other ancillary documents. In addition, representatives of Foundation informed the special committee that the party that had signed the non-disclosure agreement continued in its due diligence process but had not delivered any term sheet or proposal with respect to a transaction with us. Also during the meeting on September 16, 2009, Foundation delivered a presentation to the special committee of its findings and gave its oral opinion that the consideration in the proposed transaction to be received by us was fair to our shareholders and creditors from a financial point of view.

At the conclusion of the September 16, 2009 special committee meeting, the special committee determined that the transaction as reflected in the draft form of the asset purchase agreement presented to the committee was fair and in the best interests of the Company. The special committee adopted a resolution recommending to the full board of directors that the board approve the transaction and complete and execute the asset purchase agreement and the ancillary documents. The special committee's recommendation was conditioned on the final form of the asset purchase agreement not containing any changes that were materially adverse to us and on the finalization of the forbearance terms with Emigrant.

Immediately following the special committee meeting on September 16, 2009, the full board of directors (absent Mr. Gluckstern) held a telephonic meeting to receive the report of the special committee. At this meeting, the special committee unanimously recommended to our board of the directors that the board approve the transaction and complete and execute the asset purchase agreement, subject to the final form of the asset purchase agreement not containing any changes that were materially adverse to us and on the finalization of the forbearance terms with Emigrant. At the board meeting, Foundation also summarized its presentation given to the special committee on September 16, 2009 for the full board of directors and confirmed its fairness opinion. Further, Foundation informed the special committee that the party that had signed the non-disclosure agreement continued in its due diligence process but still had not delivered any term sheet or proposal with respect to a transaction with us.

After hearing the recommendations of the special committee, the board of directors unanimously determined (absent Mr. Gluckstern), that the transaction, the asset purchase agreement, the voting agreement and the transactions contemplated thereby were advisable, fair and in the best interests of the Company and authorized management to execute the asset purchase agreement reflecting the terms of the transaction, subject to the final form of the asset purchase agreement not containing any changes that were materially adverse to us and on the finalization of the forbearance terms with Emigrant.

From September 16, 2009 through September 24, 2009, our counsel, counsel for Buyer and counsel for Emigrant negotiated the terms of an amended and restated forbearance agreement and other ancillary documents and finalized the asset purchase agreement and related documents.

On September 22, 2009, the special committee and the board of directors held a joint telephonic meeting to review the proposed revisions to the form of the asset purchase agreement and the related documents, as well as the form of amended and restated forbearance agreement with Emigrant. The committee and legal counsel reviewed the proposed revisions and the terms of the amended and restated forbearance agreement. In addition, Foundation again orally confirmed its fairness opinion and provided an update with respect to the other interested party, but confirmed that no term sheet or proposal had been delivered by such party. Subsequently, Foundation provided us with a written opinion to that effect. This opinion is set forth as ANNEX B to this proxy statement. In addition, the special committee confirmed it earlier recommendation and the board of directors approved the transactions.

On September 24, 2009, the Asset Purchase Agreement was executed by us, Buyer and Ajax (as Guarantor). In addition, the ancillary documents, including the Voting Agreement and the amended and restated forbearance agreement were executed.

On September 24, 2009, we issued a press release announcing our agreement to sell substantially all of our assets to Buyer.


During the period from the execution of the Asset Purchase Agreement through the filing of this proxy statement, one interested party continued its due diligence process, but ultimately determined not to continue discussions with us regarding a potential transaction.

On November 17, 2009, we entered into Amendment No. 1 to the Asset Purchase Agreement. The amendment gives us the right to request advances from Buyer during the period prior to the closing up to a maximum of $300,000; provided, that any advances under the agreement will be deducted from the purchase price payable by Buyer at the closing. As consideration for Buyer's agreement to advance funds to us until the closing of the transactions contemplated by the Asset Purchase Agreement, we have agreed to pay up to $0.50 for each $1.00 we receive as an advance under the Asset Purchase Agreement for the Buyer's legal expenses; provided that such reimbursement of Buyer's legal expenses shall not exceed $150,000; provided, further that such expenses shall be pari passu with our payment obligations to our other creditors. The Company has also agreed to pay up to $20,000 of Buyer's and Ajax's costs and expenses (including legal fees and expenses) incurred by Buyer and Ajax in connection with Amendment No. 1. In the event the Asset Purchase Agreement is terminated prior to the closing, the Company shall repay the advances as soon as practicable following the date of such termination with interest at the rate of 8% per annum for each day until the advances are repaid; provided that any advances that remain unpaid as of the due date (30 days after the date of such termination) will accrue an interest rate of 12% per annum for each day until repaid. Our indebtedness pursuant to the advance payments is unsecured and subordinated in right of payment to Emigrant pursuant to a Subordination Agreement, dated November 17, 2009, among us, Emigrant and Buyer (the "Subordination Agreement").


RECOMMENDATIONS OF THE SPECIAL COMMITTEE AND THE BOARD OF DIRECTORS

The board of directors formed the special committee, comprised of independent directors, to review and evaluate the proposed acquisition of our assets by Buyer because Steven M. Gluckstern, our Chairman, President, Chief Executive Officer and Chief Financial Officer is associated with Buyer as described in this proxy statement and controls Ajax. As discussed under "- Background of the Acquisition," the special committee unanimously recommended that the board approve the acquisition by Buyer, the Asset Purchase Agreement and related documents. Following the unanimous recommendation of the special committee, the board of directors (absent Mr. Gluckstern) unanimously concurred in the analyses and findings of the special committee after considering the same material factors evaluated by the special committee in connection with the acquisition, as described below. The board of directors (absent Mr. Gluckstern) unanimously subsequently approved and declared advisable, fair and in the best interests of us, the transaction, the Asset Purchase Agreement and the transactions contemplated thereby and recommended that our shareholders approve the transaction and the other proposals described in this proxy statement. In connection with their recommendations, the special committee and the board of directors each adopted the analyses and findings of the special committee's financial advisor, Foundation.

In reaching its decision to approve the Asset Purchase Agreement and the transactions contemplated thereby, our special committee and board of directors consulted with management (absent Mr. Gluckstern) and financial and legal advisors. Our special committee and board of directors considered a number of factors and potential benefits of the proposed sale of the assets, each of which our special committee and board of directors believed supported its decision, including the following:

    o the process conducted by us with respect to raising additional capital, which covered a period of more than 12 months and involved discussions with approximately 200 institutional investors and approximately 100 "high net worth" individuals, and the inability to obtain the necessary capital to continue our business operations;

    o our default under the terms of our loan agreement with Emigrant under which we were obligated to pay principal and interest in the amount of more than $2.6 million on August 30, 2009;

    o the ability to obtain a forbearance from the repayment of the loan with Emigrant through November 30, 2009 as a result of entering into the transaction with Buyer;

    o in the absence of such forbearance from Emigrant, our likely alternative was to file for bankruptcy protection or liquidate our assets;

    o even though we do not believe that there will be any assets remaining to distribute to our shareholders, the transaction will provide us with the ability to repay our loan to Emigrant and to repay a portion of our other outstanding creditors;

    o our ability to continue pursuing and negotiating a "Superior Proposal" prior to the date of our shareholder meeting to approve the transactions contemplated by the Asset Purchase Agreement;

    o    the lack of a current market for our assets, equity or debt;

    o information regarding our financial performance, business operations, capital requirements and future prospects;

    o the financial presentation of Foundation and its opinion that, as of the date of the opinion and based upon and subject to the factors and assumptions set forth in such opinion, the sale of the assets pursuant to the Asset Purchase Agreement was fair from a financial point of view to the Company, our shareholders and creditors;

    o    the terms of the Asset Purchase Agreement, including:

         o our ability to terminate the Asset Purchase Agreement in order to accept a "Superior Proposal," subject to paying a termination fee of $90,000;

         o the view of our special committee and board of directors, after consulting with our legal and financial advisors, that the termination fee of $90,000 to be paid by us if the Asset Purchase Agreement is terminated by us to accept a "Superior Proposal" was within the range reflected in similar transactions and not likely to be preclusive;

         o the ability of our board of directors, under certain circumstances, to change its recommendation that our shareholders vote in favor of a "Superior Proposal;" and

         o the limited number and nature of the conditions to the obligations of the parties to consummate the transactions contemplated by the Asset Purchase Agreement and the likelihood of satisfying such conditions.

Our special committee and board of directors also considered and balanced against the potential benefits of the proposed sale of the assets a number of potentially adverse and other factors concerning the proposed sale, including the following:

    o the fact that we were not able to negotiate a structural change to the proposed transaction that could have provided our Shareholders with some consideration for their shares of common stock;

    o following the closing of the transaction and the repayment of our outstanding loan with Emigrant, the Company and utilize our available cash and assets to repay our outstanding creditors to the extent of our remaining assets and following such repayment, we do not believe that there will be any assets remaining to distribute to our shareholders or any other equity holders;

    o the risk that not all of the conditions to the parties' obligations to complete the proposed sale will be satisfied in a timely manner or at all, and, as a result, it is possible that the proposed sale of our assets might not be completed;

    o the requirement that we pay Buyer a termination fee of $90,000 if the Asset Purchase Agreement is terminated under certain circumstances; and

    o if the transaction is not completed, we will not be able to meet our obligations under the loan and Emigrant will have the right to foreclose under the loan, which is secured by all of our assets.

The board and the special committee did from time to time, prior to the Ajax proposal and during its review and analysis of the Ajax proposal, review and analyze our assets, both the value and types of assets held by us, as well as our outstanding liabilities, based on management's determination of such values. However, the board and the special committee did not consider the liquidation value as part of its analysis of the Ajax proposal for the following reasons:
(i) substantially all of our assets are intellectual property and other intangible assets, which we believe are extremely difficult to value, (ii) based on our market check and other activities, which occurred over a period of more than 12 months, we were unable to locate a buyer interested in purchasing all or a portion of our assets and, as a result, neither the board, the special committee nor Foundation believed that there was a market for individual assets of the company and they did not believe that we would be able to obtain a better purchase price for our assets if we had elected to liquidate and (iii) the market check also did not result in the creation of a market value for our business or assets. As a result of our dire financial condition and limited cash resources, as well as the reasons set forth above, we did not believe that the benefits of such a valuation report would outweigh the costs of retaining a firm to provide such valuation.

After taking into account all of the factors set forth above, as well as other factors, our special committee and board of directors agreed that the benefits of the proposed sale outweigh the risks and that the Asset Purchase Agreement and the proposed sale of our assets are advisable, fair to, and in the best interests of, us, our creditors and our shareholders. Our special committee and the board of directors did not assign relative weights to the above factors or other factors it considered. In addition, our special committee and board of directors did not reach any specific conclusion on each factor considered, but conducted an overall analysis of such factors. Individual members of the special committee and the board of directors might have given different weights to different factors.

OPINION OF THE COMPANY'S FINANCIAL ADVISOR

On September 16, 2009, at a meeting of the special committee and at a meeting of the board of directors of the Company, each held to evaluate the transaction, Foundation delivered to the special committee and the board of directors an oral opinion, which was reconfirmed by Foundation at a joint meeting of the special committee and the board of directors on September 22, 2009 and confirmed by delivery of a written opinion, dated September 22, 2009, to the effect that, based upon and subject to the limitations and qualifications set forth in the opinion, as of the date of the opinion, the total value to be received by the Company in the transaction with Buyer was fair to the shareholders and creditors of the Company from a financial point of view.

The full text of the Foundation opinion describes the assumptions made, procedures followed, matters considered and limitations on the review undertaken by Foundation. The opinion is attached as ANNEX B to this proxy statement and is incorporated into this proxy statement by reference. THE COMPANY'S SHAREHOLDERS ARE ENCOURAGED TO READ THIS OPINION CAREFULLY IN ITS ENTIRETY. THE SUMMARY OF THE OPINION BELOW IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE OPINION.

Foundation's opinion does not address the Company's underlying business decision to effect the sale of the assets to Buyer or the relative merits of the transaction as compared to any alternative business strategies or transactions that might be available to the Company and does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the transaction or any other matter. In rendering its opinion, Foundation assumed, with the consent of the Company's special committee, that the final executed form of the Asset Purchase Agreement did not differ in any material respect from the draft that it examined, and that Buyer, Ajax and the Company will comply with all the material terms of the Asset Purchase Agreement. The final executed agreement did not differ in any material respect from the draft that Foundation examined in connection with rendering its opinion.


Foundation, in arriving at its opinion, has, among other things:

    o reviewed certain publicly available business and financial information relating to the Company that it deemed relevant;

    o reviewed certain internal information furnished by the Company relating to the business, including o financial forecasts, cash flow, assets, liabilities and prospects of the business, furnished by the Company and the ability of the Company to operate if the transaction is not consummated;

    o conducted discussions with members of senior management and representatives of the Company concerning the matters described above;

    o reviewed publicly available financial and stock market data for the Company and certain other companies in lines of business that it deemed relevant and compared them with the business of the Company;

    o compared the financial performance of the Company with that of certain other publicly-traded companies that it deemed relevant;

    o reviewed the financial terms, to the extent publicly available, of certain business combination transactions that it deemed relevant;

    o reviewed the premiums paid, to the extent publicly available, of certain business combination transactions that it deemed relevant;

    o reviewed and analyzed the financial terms of a draft of the asset purchase agreement dated September 21, 2009;

    o contacted other potential investors regarding an investment in the Company, as well as potential buyers for the business of the Company; and

    o conducted such other financial studies and analyses and took into account such other information as it deemed appropriate.

In connection with its review, Foundation did not assume any responsibility for independent verification of any of the information supplied to, discussed with, or reviewed by it for the purpose of its opinion and, with the consent of the Company's special committee, relied on such information being complete and accurate in all material respects. In addition, at the special committee's direction, Foundation has not made any independent evaluation or appraisal of any of the assets or liabilities of the Company, nor has Foundation been furnished with any such evaluation or appraisal. With respect to the forecasted financial information referred to above, Foundation has assumed, with the special committee's consent, that it has been prepared on a reasonable basis reflecting the best currently available estimates and judgments of the management of the Company as to the future performance of the its business.

Foundation's opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to it as of, the date of the opinion. Foundation has assumed, with the consent of the special committee, that all governmental, regulatory or other consents and approvals necessary for the consummation of the transaction will be obtained without the imposition of any delay, limitation, restriction, divestiture or condition that would have an adverse effect on the Company or Buyer or on the expected benefits of the transaction.

The opinion was for the use and benefit of the special committee and the board of directors of the Company in their evaluation of the transaction. In addition, Foundation did not express any opinion as to the fairness of the amount or nature of any compensation to be received by any of the Company's officers, directors or employees, or any class of such persons, relative to the transaction value.

FINANCIAL ANALYSES

The following is a summary of the financial analyses presented to the Company's special committee and board of directors at its meetings held on September 16, 2009 and September 22, 2009, in connection with the delivery of its oral opinion at those meetings and its subsequent written opinion.

Foundation highlighted the following facts for the special committee and the board of directors:

    o over a period of more than 12 months, the Company approached more than 200 institutional investors and approximately 100 high net worth individuals;

    o Foundation reached out to potential acquirors of the business prior to and following the receipt of the Ajax proposal;

    o to date, the Company's attempts at obtaining financing and/or strategic opportunities, other than the Ajax offer, have been unsuccessful;

    o    the Company lacks a robust pipeline of product candidates;

    o the recent delisting of the Company's securities from the NASDAQ Stock Market had negatively impacted the Company's stock price and trading prospects;

    o the Company is operating with a severely reduced staff and full-scale operations with respect to the technology will require the Company to rebuild its workforce; and

    o absent a significant investment providing the Company with the ability to repay its loan from Emigrant and o to operate its business, the Company's options would have been limited to bankruptcy or liquidation of its assets.

In its evaluation of the proposed transaction, Foundation analyzed the historical and projected financial performance of the Company's business and considered several valuation methodologies discussed below.

The summary set forth below does not purport to be a complete description of the analyses performed by Foundation in arriving at its opinion. The fact that any specific analysis has been referred to in the summary below or in this proxy statement is not meant to indicate that such analysis was given more weight than any other analysis. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances; therefore, such an opinion is not readily susceptible to partial analysis or summary description. No company, business or transaction used in such analyses as a comparison is identical to the Company, its business or the proposed sale of the assets, nor is an evaluation of such analyses entirely mathematical. In arriving at its opinion, except as set forth below, Foundation did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Foundation believes that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it, without considering all factors and analyses, would, in the view of Foundation, create an incomplete and misleading view of the analyses underlying Foundation's opinion.


The analyses performed by Foundation included analyses based upon forecasts of future results, which results might be significantly more or less favorable than those upon which Foundation's analyses were based. The analyses do not purport to be appraisals or to reflect the prices at which the Company's shares might trade at any time after announcement of the proposed sale of the assets of the Company. Because the analyses are inherently subject to uncertainty, being based upon numerous factors and events, including, without limitation, factors relating to general economic and competitive conditions beyond the control of the parties or their respective advisors, future results or actual values may be materially different from those contemplated herein.


Foundation compiled data for comparable public companies in similar business lines as the Company and looked at the financial performance and valuations of such companies. Foundation selected the companies based on a number of criteria, including the nature of the companies' operations, size and target markets. Although none of the selected companies are directly comparable to the Company's business, the companies selected included:

    o    Bioeletronics, Corp.;

    o    Diapulse Corp. of America.;

    o    Dynatronics Corporation;

    o    Empi AD; and

    o    Regenesis Group


Given the lack of significant revenue, earnings and other meaningful basis for comparative valuation analysis, Foundation did not rely upon this methodology as a principal source of valuation data. Foundation also looked at the trading prices of the capital stock of such companies but did not find it to be a meaningful comparison since it was likely that as a result of the Company's financial condition and substantial debt that the value realized by the Company's shareholders was likely to be zero. Foundation next looked at the decline in the Company's stock price throughout the past 12 months. Since September 2008, the adjusted weekly closing price had declined from $0.45 to approximately $0.04 per share and during the month prior to the delivery of the fairness presentation, the stock price ranged from $0.13 to $0.04 and the trading volume ranged from approximately 0 to 69,800 shares per day. For purposes of their analysis, Foundation focused on the 50 day moving average price of $0.10, although they pointed out that there was potential for significant volatility in the Company's share price due to the low volume and the probability that the ultimate value realized for the Company's common stock may be 0.

In addition, Foundation looked at comparative data relating to the sale or purchase of companies, but ultimately did not rely on such methodology as a principal source of valuation data since the Company had attempted for more than 12 months to solicit offers for an investment in the Company and several months for a merger, acquisition or other business combination but was unable to generate any interest that led to a proposal other than the proposal from Ajax. Foundation then looked at an asset approach. Foundation indicated that the book value of the Company was approximately $1.0 million at the time of their analysis and noted that even though book value may provide a good indicator of what was invested in the Company, it may not be a useful measure of what shareholders may be able to realize in the form of investment returns. In addition, since the Company has a technology portfolio which could have intangible value that is not accounted for on the balance sheet, the value of these assets would not be reflected in an asset-based approach and therefore, Foundation did not rely on this valuation methodology as a principal source of valuation data. Foundation also looked at an income approach but again found such methodology to be of little value due to the Company's financial condition. Foundation also stated in its report that although the enterprise value of the Company was approximately $3.6 million, which included approximately $450,000 of cash in the Company (which is an excluded asset under the Asset Purchase Agreement), it was their judgment that the liquidation value of the Company was significantly below the indicated range.

Although, Foundation did consider different methodologies in assessing the value indications for the Company, Foundation determined that the Company's inability to attract an investor or buyer, after approaching more than 200 institutional investors and approximately 100 high net worth individuals over a period of more than 12 months, as well as seeking potential acquirors of the business prior to and after receiving the Ajax proposal, was the factor most relevant in determining an indication of the Company's value. In addition, Foundation also considered the fact that the amount offered by the Buyer would allow us to not only repay Emigrant, our senior lender, in full, but would also provide us with some cash proceeds to repay a portion of our other outstanding liabilities.

OTHER INFORMATION

The total value of the transaction was determined through negotiation between the Company and Buyer and the decision by the Company's special committee and board of directors to enter into the Asset Purchase Agreement was solely that of the Company's special committee and board of directors. The Foundation opinion and financial analyses were only one of many factors considered by the Company's special committee and board of directors in its evaluation of the transaction and should not be viewed as determinative of the views of the Company's special committee, board of directors or management with respect to the transaction or the consideration. The Company's special committee retained Foundation based upon Foundation's prior experience, particularly the work it had already completed on behalf of the Company, and its expertise. Foundation has consented to the inclusion of its written opinion delivered to the special committee and the board of directors, dated September 22, 2009, in this proxy statement.


Under the terms of the engagement letter, as amended, between Foundation and the Company, Foundation agreed to provide an opinion as to the fairness, from a financial point of view, to the shareholders and creditors of the Company of the consideration to be received by the Company in the transaction. The Company has paid Foundation $280,000 for services provided to the Company, including fees in connection with our loan with Emigrant and the delivery of the fairness opinion and $16,041.66 for expense reimbursements. The Company will pay Foundation an additional fee of $111,250 based on the maximum purchase price for a total fee of 7.5% of the purchase price in connection with the proposed transaction. Such remaining amount is contingent on the closing of the transaction. In addition, the Company has agreed to indemnify Foundation and its affiliates (and their respective directors, officers, agents, employees and controlling persons) against certain liabilities and expenses, including liabilities under the federal securities laws, related to or arising out of Foundation's engagement.


GOVERNMENTAL AND REGULATORY APPROVALS

Neither the Company nor Buyer is aware of any regulatory approvals required to be obtained, or waiting periods to expire, to complete the sale of the Business to Buyer. If the parties discover that approvals or waiting periods are necessary, they will seek to obtain or comply with them.

EFFECTS ON THE COMPANY IF THE SALE OF THE BUSINESS IS COMPLETED; USE OF PROCEEDS


In the event the transaction with Buyer is completed, following the closing and the repayment of our loan with Emigrant the Company's board of directors may elect to liquidate the Company and utilize its available cash and assets to repay our outstanding creditors to the extent of its remaining assets. Following such repayment, the Company does not believe that there will be any assets remaining to distribute to the Company's shareholders or any other equity holders. In addition, following the closing, the Company will remain liable under its lease for its Montvale, New Jersey office. The lease, which has a monthly rent of $15,613, will terminate in October 2014. The Company received a Notice of Default from its landlord that it is in arrears for unpaid rents for October and November 2009. The unpaid rent for October and November is being satisfied through a drawdown by the landlord from a letter of credit held for their benefit. The Company received a Notice of Lease Termination from its landlord terminating the lease as of December 7, 2009. The Company has relinquished its office space to the landlord but remains obligated under the lease.


EFFECTS ON THE COMPANY IF THE SALE OF THE BUSINESS IS NOT COMPLETED

If the Proposal to Sell the Business is not approved by our shareholders at the special meeting, the sale of the Business will not be completed as currently contemplated by the Asset Purchase Agreement. In the event the Company does not successfully sell the Business as contemplated by the Asset Purchase Agreement or complete a "Superior Proposal", the Company will not be able to meet its obligations under the Loan Agreement and Emigrant will have the right to foreclose under the Loan Agreement, which obligations are secured by all of the Company's assets. In such an event, the Company would have to cease its operations or file for bankruptcy protection. If the Asset Purchase Agreement is terminated to complete a "Superior Proposal," we will be required to pay Buyer a termination fee of $90,000.

APPRAISAL AND DISSENTERS' RIGHTS

Holders of shares of our common stock will be eligible for appraisal rights under New Jersey law. For a further discussion of appraisal rights see "Appraisal and Dissenter's Rights" beginning on page [___] of this proxy statement. A copy of the New Jersey statutory appraisal rights is attached to this proxy statement as ANNEX C. Please read it carefully.


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INTERESTS OF CERTAIN PERSONS IN THE SALE OF THE BUSINESS

In considering the recommendation of our board of directors with respect to the Asset Purchase Agreement, our shareholders should be aware that some of our directors and executive officers may have interests in the sale of the Business that are different from, or in addition to, the interests of our shareholders generally. Our special committee and our board of directors were aware of these interests and considered them in adopting the Asset Purchase Agreement and approving the sale of the Business and recommending that the shareholders of the Company approve the sale of the Business.

Buyer is majority owned and controlled by the Family Trust, which was created by Mr. Gluckstern. Ajax, is an entity controlled and majority owned by Mr. Gluckstern. Other than Mr. Gluckstern's association with the Family Trust, which entity controls the Buyer (as described elsewhere in the Proxy Statement), there are no relationships between Ajax and the Buyer. Mr. Gluckstern serves as the Company's Chairman, President, Chief Executive Officer and Chief Financial Officer.

Because the Buyer is a newly formed entity and has no substantial assets or liabilities, other than those incidental to its formation and those incurred in connection with the transactions contemplated by the Asset Purchase Agreement, Ajax became a party to the Asset Purchase Agreement only for the limited purpose of providing to the Company an unconditional and irrevocable guaranty of the Buyer's payment obligations of the purchase price under the Asset Purchase Agreement.


Simultaneously and in connection with the Loan Agreement, Mr. Gluckstern and Ms. Clubb (who associated with Buyer and Ajax and who first started as a consultant of the Company on February 1, 2009 and, on August 1, 2009, became an employee of the Company) entered into that certain Nominee and Sharing Agreement, dated as of April 7, 2009 (the "Participation Agreement").


Under the terms of the Participation Agreement, each of Mr. Gluckstern and Ms. Clubb agreed to pay Emigrant an amount equal to $425,000 and $100,000, respectively (as of the date of this Proxy Statement), for the purchase of a portion of Emigrant's loan to us under the Loan Agreement (i.e., $2.5 million including Mr. Gluckstern's and Ms. Clubb's allocable portion of such loan pursuant to the Participation Agreement). The terms of the Participation Agreement also provide that Mr. Gluckstern and Ms. Clubb are entitled to receive 16.8% and 4.0% of the aggregate number of shares of our common stock issuable to Emigrant upon the conversion of the convertible note issued to Emigrant pursuant to the Loan Agreement. In addition, pursuant to the Participation Agreement, each of Mr. Gluckstern and Ms. Clubb agreed to pay Emigrant an amount equal to 16.8% and 4.0%, respectively, of the aggregate exercise price payable by Emigrant in connection with the exercise of the warrants issued to Emigrant in connection with the Loan Agreement, as a consideration for the purchase by Mr. Gluckstern and Ms. Clubb of the same portion of our common stock issuable upon exercise of such warrants.

Under the terms of the Participation Agreement, each of Mr. Gluckstern and Ms. Clubb also agreed to share, pro rata with Emigrant, any indemnity payments or investment expenses required to be made or incurred, as applicable, in connection with the Loan Agreement. Pursuant to the Participation Agreement, Emigrant has the exclusive control over any investment under the Loan Agreement subject to the approval, with respect to certain matters, of a three-member investment committee, of which Mr. Gluckstern is a member.

The Participation Agreement also provides, among other things, that any repayment of the loan (together with interest accrued thereon) under the Loan Agreement, will be divided between Emigrant, Mr. Gluckstern and Ms. Clubb in the following priority and manner:

      o first, 100% to Emigrant until Emigrant has received an aggregate return on its outstanding principal portion of the loan under the Loan Agreement equal to 12% per annum;

      o second, 100% to Emigrant until Emigrant has received aggregate distributions equal to its outstanding principal portion of the loan under the Loan Agreement;

      o third, 100% to each of Mr. Gluckstern and Ms. Clubb, on a pro rata basis, until each of Mr. Gluckstern and Ms. Clubb has received aggregate distributions equal to each of their outstanding principal portion of the loan under the Loan Agreement; and

      o finally, the balance of any interest payment made by the Company in connection with the loan (including any increased interest payable pursuant to the Forbearance Agreement) shall be repaid 50% to Emigrant, 40.4% to Mr. Gluckstern and 9.6% to Ms. Clubb.

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


Assuming the transactions contemplated by the Asset Purchase Agreement close on December 31, 2009, our indebtedness under the Loan Agreement (including Mr. Glucksterns and Ms. Clubb's allocable portion of such loan pursuant to the Participation Agreement), together with all accrued interest, is expected to be equal to approximately $2,747,000, out of which approximately $447,000 is allocable to Mr. Gluckstern and approximately $106,000 is allocable to Ms. Clubb pursuant to the Participation Agreement.


In addition, under the terms of an amendment to the Asset Purchase Agreement, Buyer has agreed to make available to the Company prior to the closing of the transactions contemplated by the Asset Purchase Agreement an aggregate amount not to exceed $300,000 in advanced payments of the purchase price payable to the Company, and as consideration for such agreement, we have agreed to pay up to $0.50 of Buyer's legal expenses for each $1.00 we receive as an advance; provided that such reimbursement of Buyer's legal expenses shall not exceed $150,000; provided, further that such expenses shall be pari passu with our payment obligations to our other creditors. The Company has also agreed to pay up to $20,000 of Buyer's and Ajax's costs and expenses (including legal fees and expenses) incurred by Buyer and Ajax in connection with Amendment No. 1. In the event the Asset Purchase Agreement is terminated prior to the closing, the Company shall repay the advances as soon as practicable following the date of such termination with interest at the rate of 8% per annum for each day until the advances are repaid; provided that any advances that remain unpaid as of the due date (30 days after the date of such termination) will accrue an interest rate of 12% per annum for each day until repaid.


We also expect to utilize the net proceeds received from the sale of the business to repay our outstanding creditors to the extent of our remaining assets. Through December 31, 2009, we will owe an aggregate of approximately $22,000 for past due board fees to the outside directors and approximately $178,000 for past services to certain consultants as a result of the reduction of monthly retainers under our austerity plan adopted in July 2009 and expect that a portion of the proceeds will be used to repay such amounts to the extent of available assets.


It is possible that some of our current employees and consultants will be engaged by Buyer after the closing of the transactions contemplated by the Asset Purchase Agreement. In addition, the Asset Purchase Agreement provides for the termination of the employment agreements with Mr. Gluckstern and Ms. Clubb. Upon closing, the termination agreements will provide for the waiver and general release of any and all claims against us, our shareholders, officers, directors, employees, agents and related parties. Mr. Gluckstern's termination agreement also provides for the vesting of all shares of restricted stock received by Mr. Gluckstern in March 2009 for services rendered and to be rendered by Mr. Gluckstern as our Chief Executive Officer (including the expiration of all restrictions on such shares). As of the date of this proxy statement, Mr. Gluckstern holds 1,124,103 shares of restricted stock, of which 160,586 shares were to vest in equal installments on December 31, 2009, 2010 and 2011; 321,172 shares were to vest if our market capitalization achieved certain levels and the remaining 642,345 shares were to vest upon the closing of the completing of a financing by us provided, however, that vesting of such shares would automatically occur upon the closing of the transaction contemplated by the Asset Purchase Agreement pursuant to the terms of the grant. Even though the grant provided for the acceleration of such vesting upon the closing of the transaction contemplated by the Asset Purchase Agreement, Mr. Gluckstern requested that the termination agreement provide for such vesting for the avoidance of doubt. Since the grant already provided for such an event and since we do not expect that shareholders will receive any value for their shares of common stock, we determined to accept his request.


TERMS OF THE ASSET PURCHASE AGREEMENT

The following summary describes material provisions of the Asset Purchase Agreement. This summary does not purport to be complete, and the rights and obligations of the parties are governed by the express terms of the Asset Purchase Agreement and not by this summary or any other information contained in this proxy statement. This summary of the Asset Purchase Agreement is qualified in its entirety by reference to the Asset Purchase Agreement, a copy of which is attached to this proxy statement as ANNEX A and which we incorporate into this proxy statement by reference.

The description of the Asset Purchase Agreement in this proxy statement has been included to provide you with information regarding the Asset Purchase Agreement terms and conditions and is not intended to provide any other factual information about us or Buyer.

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

THE PURCHASE AND SALE OF THE BUSINESS

At the closing, and upon the terms and conditions set forth in the Asset Purchase Agreement, we will sell the Business. The Business consists of all of our right, title, benefit and interest of the Company in, to and under substantially all of the assets relating to the Business.

The assets specifically included in the sale are, among others:

    o    fixed assets;

    o    inventory;

    o    accounts receivable;

    o intellectual property that is registered, issued or the subject of a pending application;

    o contracts (the "assumed contracts") (as contemplated by the Asset Purchase Agreement);

    o all regulatory approvals, including regulatory approvals from the FDA to the extent such regulatory approvals are assignable under applicable law;

    o all rights, claims and credits under any existing insurance policies (whether received prior to or following the closing) with respect to any asset damaged, lost or condemned after the date of the Asset Purchase Agreement; and

    o all other property and equipment relating to the Business (as contemplated by the Asset Purchase Agreement).

The assets specifically excluded from the sale are, among others:

    o    cash and cash equivalents;

    o assets related to our corporate existence such as our organizational documents;

    o our lease agreement with Mack-Cali East Lakemont LLC, dated June 21, 2007;

    o any rights to receive payments from the surrender of net operating loss carryover taxes, tax credits, or similar tax benefits to the Company, including any business tax benefit certificate program established by the New Jersey Economic Development Authority within the New Jersey Emerging Technology and Biotechnology Financial Assistance Program;

    o legal rights related to the excluded assets and excluded liabilities, including claims and credits arising under insurance policies, guarantees, warranties and indemnities;

    o    any legal rights related to the Company's insurance policies;

    o any other assets specifically excluded by the Asset Purchase Agreement or the schedule of exceptions included in the Asset Purchase Agreement.

At the closing, Buyer will assume the following ordinary course liabilities from us:

    o all of our liabilities, obligations and commitments of the Company under the contracts assumed pursuant to the Asset Purchase Agreement, but only to the extent that such liabilities (1) arise after the closing date; (2) do not arise from or relate to our breach of or default under any of its obligations in relation to any of the contracts assumed pursuant to the Asset Purchase Agreement; and (3) do not arise before the closing date.

We will retain and, from the date of the Asset Purchase Agreement will pay, perform, satisfy and discharge when due, all liabilities other than those assumed by Buyer pursuant to the Asset Purchase Agreement. The liabilities specifically excluded from the sale are the liabilities relating to, among others:

    o relating to product liability or similar claims arising out of (i) the production or manufacture of any products of the Business prior to the closing; and (ii) the sale, marketing or use of such products assuming that the manufacture of such products occurred prior to the closing;


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

    o    the excluded assets;

    o any existing or future obligations of the Company under the Company's lease;

    o    any of the Company's indebtedness owed to Emigrant;

    o    the assumed contracts;

    o any hazardous substance and any environmental law, as applicable to the Company;

    o    any tax and tax returns applicable to the Company;

    o the use or ownership of any intellectual property included in the acquired assets;

    o or arising out of any (i) Company benefit plan (whether arising before, on or after the closing); or (ii) other liabilities related to the employment or termination of employment of any person arising from or related to the operation of the Business by the Company (whether arising before, on or after the closing) or the transactions contemplated by the Asset Purchase Agreement, including agreements with Mr. Gluckstern or Ms. Clubb;

    o or arising out of the employment practices of the Company or its affiliates;

    o workers' compensation claims and occupational health claims against the Company for exposure, accidents or injuries; and

    o    or arising out of the issued and outstanding warrants.

CLOSING

The sale and purchase of the Business is scheduled to take place at a closing to be held at the offices of Buyer's counsel, Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York 10019-6064 at 10:00 a.m., local time, within three business days following the receipt by the Company of shareholder approval.

PURCHASE PRICE


At the closing of the transactions contemplated by the Asset Purchase Agreement, Buyer shall pay the Company, by wire transfer of immediately available funds, an aggregate amount equal to the sum of (A) (i) the amount necessary to pay in full the principal of, and accrued interest on, the Company's indebtedness owed to Emigrant, which is expected to be approximately $2,747,000 based on a closing date of the transactions on December 31, 2009 (with daily interest equal to $1,250 per day after December 31, 2009), plus (ii) $475,000; PROVIDED, HOWEVER, that the sum of the amounts in clauses (i) and (ii) shall in no event exceed $3,150,000, minus (B) the amount of any advances of the purchase price made by Buyer to the Company prior to the closing as contemplated by Amendment No. 1 to the Asset Purchase Agreement. On November 17, 2009, we entered into Amendment No. 1 to the Asset Purchase Agreement. The amendment gives us the right to request advances from Buyer during the period prior to the closing up to a maximum of $300,000; provided, that any advances under the agreement will be deducted from the purchase price payable by Buyer at the closing. As consideration for Buyer's agreement to advance funds to us until the closing of the transactions contemplated by the Asset Purchase Agreement, we have agreed to pay up to $0.50 for each $1.00 we receive as an advance under the Asset Purchase Agreement for the Buyer's legal expenses; provided that such reimbursement of Buyer's legal expenses shall not exceed $150,000; provided, further that such expenses shall be pari passu with our payment obligations to our other creditors. The Company has also agreed to pay up to $20,000 of Buyer's and Ajax's costs and expenses (including legal fees and expenses) incurred by Buyer and Ajax in connection with Amendment No. 1. In the event the Asset Purchase Agreement is terminated prior to the closing, the Company shall repay the advances as soon as practicable following the date of such termination with interest at the rate of 8% per annum for each day until the advances are repaid; provided that any advances that remain unpaid as of the due date (30 days after the date of such termination) will accrue an interest rate of 12% per annum for each day until repaid. The Company's indebtedness pursuant to the advance payments is unsecured and subordinated in right of payment to Emigrant pursuant to the Subordination Agreement.

REPRESENTATIONS AND WARRANTIES

The Asset Purchase Agreement contains representations and warranties made by us to Buyer and representations and warranties made by Buyer to us as of specific dates. Those representations and warranties were made solely for the purpose of allocating contractual risk between the parties, and not for establishing matters of fact. The use and meaning of the term "material" in the representations and warranties might be different from the use and meaning of that term under the securities laws. In addition, information concerning the subject matter of the representations and warranties contained in the Asset Purchase Agreement might have changed since the date of the Asset Purchase Agreement. Accordingly, the Asset Purchase Agreement is described in, and included as ANNEX A to, this proxy statement only to provide you with information regarding its terms and conditions and not to provide any factual information regarding the Company, Buyer or their respective businesses. The representations and warranties in the Asset Purchase Agreement and the descriptions of them in this proxy statement should not be read alone but instead should be read in conjunction with the other information contained in the reports, statements and documents we have filed with the SEC.

DEFINITIONS OF KNOWLEDGE AND MATERIAL ADVERSE EFFECT

We make various representations and warranties to Buyer in the Asset Purchase Agreement, which are qualified by "materiality," "knowledge" or "material adverse effect" standards. The Asset Purchase Agreement defines "knowledge" as any fact, matter or circumstance of which specified employees of the Company had actual knowledge after due inquiry.


For purposes of the Asset Purchase Agreement, a "Company material adverse effect" means any fact, circumstance, event, change, effect or occurrence that, individually or in the aggregate with all other facts, circumstances, events, changes, effects or occurrences, has a material adverse effect: (1) on the acquired assets of the Business; (2) on the result of operations of the Company; or (3) that would prevent or materially delay or materially impair the ability of the Company to perform its obligations to consummate the transactions contemplated by the assed purchase agreement. The following items do not constitute, and may not be taken into account in determining whether there has been, a "Company material adverse effect":


    o changes in the United States or foreign economies or securities or financial markets in general;

    o changes that generally affect any industry in which the Company operates;


    o changes arising in connection with earthquakes, hostilities, acts of war, sabotage or terrorism or military actions or any escalation or material worsening of such hostilities, acts of war, sabotage or terrorism or military actions existing or underway as of the date of the Asset Purchase Agreement;


    o the effect of any action taken by Buyer or an affiliate of Buyer with respect to the transactions contemplated by the Asset Purchase Agreement or the Company;

    o    changes in applicable laws or accounting rules;

    o    the failure of the Company to meet any of its internal projections; or

    o effects resulting from the public announcement of the Asset Purchase Agreement, compliance with the terms of the Asset Purchase Agreement or the consummation of the transactions contemplated by the Asset Purchase Agreement.

For purposes of the Asset Purchase Agreement, all "Buyer material adverse effect" means any fact, circumstance, event, change, effect or occurrence that, individually or in the aggregate with all other facts, circumstances, events, changes, effects or occurrences, would prevent or materially delay or materially impair the ability of Buyer to perform its obligations under the Asset Purchase Agreement or to consummate the transaction contemplated thereby. The following items do not constitute, and may not be taken into account in determining whether there has been, a material adverse effect:

    o changes in the United States or foreign economies or securities or financial markets in general;


    o changes arising in connection with earthquakes, hostilities, acts of war, sabotage or terrorism or military actions or any escalation or material worsening of such hostilities, acts of war, sabotage or terrorism or military actions existing or underway as of the date of the Asset Purchase Agreement;

    o the effect of any action taken by the Company or an affiliate of the Company with respect to the transactions contemplated by the Asset Purchase Agreement;

    o    changes in applicable laws or accounting rules; or

    o effects resulting from the public announcement of the Asset Purchase Agreement, compliance with the terms of the Asset Purchase Agreement or the consummation of the transactions contemplated by the Asset Purchase Agreement.

OUR REPRESENTATIONS AND WARRANTIES

Our representations and warranties in the Asset Purchase Agreement relate to, among other things:

    o our due organization, valid existence, good standing, power and qualification to do business in each foreign jurisdiction it conducts its Business and to own, lease and operate its properties and assets and to carry on its Business;

    o no subsidiaries or ownership in any other equity interest of any other corporation or limited liability company or any interest in any partnership, joint venture or other non-corporate business enterprise;

    o our corporate power and authority and due authorization to enter into the Asset Purchase Agreement;

    o no requirement to obtain consent or approval to consummate the transactions contemplated by the Asset Purchase Agreement, except as set forth in the Asset Purchase Agreement;

    o absence of conflict with our organizational documents, adverse effects on existing contracts, violations of applicable law or notice or consent requirements as a result of entering into the Asset Purchase Agreement and consummating the transactions contemplated by the Asset Purchase Agreement;

    o    the opinion of our financial advisor;

    o no required vote except for the affirmative vote of the holders of outstanding shares of the Company's common stock, voting together as a single class, representing a majority of all the votes cast by the holder of shares of the Company's common stock entitled to vote at a meeting of shareholders;

    o    non-applicability of state anti-takeover statutes;

    o to the Company's knowledge, our SEC reports and financial statements fairly present in all material respects the financial position and results of its operations and cash flows of the Company on the dates and respective periods thereof;

    o    absence of undisclosed liabilities of the Company;

    o    material contracts relating to the Business;

    o    compliance with applicable law since December 31, 2006;

    o our filings with the SEC in connection with the consummation of the transactions contemplated by the Asset Purchase Agreement will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, not misleading, except for information supplied by or related to Buyer;

    o    our intellectual property relating to the Business;

    o    our insurance coverage relating to the Business;

    o    brokers or other advisors to us for the transaction;

    o    details relating to the Company's issued warrants; and

    o    our inventory relating to the Business.

BUYER'S REPRESENTATIONS AND WARRANTIES

Buyer's representations and warranties in the Asset Purchase Agreement relate to, among other things:

    o    its due organization, valid existence and good standing;

    o its corporate power and authority and due authorization to enter into the Asset Purchase Agreement;

    o absence of conflicts with organizational documents, adverse effects on existing contracts, or violations of applicable law;

    o its filings with the SEC in connection with the consummation of the transactions contemplated by the Asset Purchase Agreement will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, not misleading;

    o its ability to provide sufficient funds to ensure timely payment in full of the purchase price in accordance with the terms of the Asset Purchase Agreement;

    o    no brokers or finders for the transaction; and

    o no related party agreements between Buyer and the Company, except as disclosed in the Asset Purchase Agreement.

COVENANTS AND AGREEMENTS

CONDUCT OF BUSINESS PRIOR TO CLOSING

We agreed that, subject to certain exceptions, between the date of the Asset Purchase Agreement and the closing date we will operate the Business in the ordinary course of business consistent with past practices. We will use commercially reasonable efforts: (1) to maintain and preserve intact our Business, the acquired assets and our advantageous business relationships; and
(2) to obtain any necessary approvals or any regulatory agency or other governmental agency required for the transactions contemplated by the Asset Purchase Agreement.

Additionally, we agreed that, subject to specified exceptions, including Buyer's written consent, from the date of the Asset Purchase Agreement until the closing date we may not:

    o    grant any person the right to acquire shares of our capital stock;

    o issue any additional shares of our capital stock except pursuant to the exercise of stock options or other awards issued under the Company's stock plans or any other convertible securities issued and outstanding as of the date of the Asset Purchase Agreement in accordance with the terms of such instruments;

    o purchase, sell, transfer mortgage, encumber or otherwise dispose of the assets to be acquired by Buyer;

    o    make any capital expenditures;

    o    incur, assume, guarantee, or become obligated with respect to any debt;

    o    make any investment in excess of $10,000 in the aggregate;

    o    create or acquire any subsidiary;

    o purchase or otherwise acquire any shares of capital stock or other equity interest of any other corporation or limited liability company or any interest in any partnership, joint venture or other non-corporate business enterprise;

    o    make any equity or debt investment in any person or entity;

    o amend, in any matter adverse to the Company, the Loan Agreement with Emigrant, and any other agreements, notes, security agreements and other instruments executed and delivered in connection with such Loan Agreement, except as permitted by the Asset Purchase Agreement;

    o waive, release, assign, settle or compromise any claim, action or proceeding, other than waivers, releases, assignments, settlements or compromises that involve only the payment of monetary damages not in excess of $10,000 in the aggregate (excluding amounts to be paid under existing insurance policies) or otherwise pay, discharge or satisfy any claims, liabilities or obligations in excess of such amount, in each case, other than in the ordinary course consistent with past practice;

    o amend or waive any provision of its organizational documents or enter into any agreement with any of its shareholders in their capacity as such (other than the Voting Agreement (as described below));

    o take or omit to take any action that is intended or would reasonably be expected to, individually or in the aggregate, result in any of the closing conditions set forth in the Asset Purchase Agreement to not be satisfied or any of those conditions being materially delayed in violation of the Asset Purchase Agreement;

    o enter into any "non-compete" or similar agreement that following the closing would in any way restrict the businesses of Buyer or affiliates of Buyer or take any action that may impose new or additional material regulatory requirements on any affiliate of Buyer;

    o implement or adopt any material change in its tax or financial accounting principles, practices or methods, other than as required by GAAP (as defined in the Asset Purchase Agreement), applicable law or regulatory guidelines;

    o enter into any closing agreement with respect to material taxes, settle or compromise any material liability for taxes, make, revoke or change any material tax election, agree to any adjustment of any material tax attribute, file or surrender any claim for a material refund of taxes, execute or consent to any waivers extending the statutory period of limitations with respect to the collection or assessment of material taxes, file any material amended tax return or obtain any material tax ruling;

    o take any material action with respect to any affiliate of the Company that is outside the ordinary course of business consistent with past practices (after taking into consideration the current financial condition of the Company), except as provided in the Asset Purchase Agreement;

    o pay any bonuses to any of the Company's employees or consultants pursuant to any Company benefit plan, any employment agreement or any consulting agreement; or

    o agree to take, make any commitment to take, or adopt any resolutions of its board of directors in support of, any of the actions prohibited by the Asset Purchase Agreement.

Additionally, in connection with Buyer's investigation of the Company, we have agreed:

    o to provide Buyer and its representatives with reasonable access during normal business hours to the offices, properties, books and records of the Company;

    o to furnish Buyer and its representatives such financial and operating data and other information as such person may reasonably requests (including, to the extent possible, the Company's financial results in advance of filing such results with the SEC); and

    o to instruct the Company's employees, counsel, financial advisors, auditors and other representatives to cooperate reasonably with Buyer in its investigation of the Company.

Notwithstanding the foregoing, Buyer's investigation will not interfere unreasonably with the conduct of our Business and the results of such investigation will not modify any of the representations or warranties made by us.

SOLICITATION

Prior to obtaining shareholder approval, we, and our representatives, are permitted to, directly or indirectly: (i) initiate, solicit, knowingly encourage, facilitate proposals or offers, the making of an alternative proposal; and (ii) engage or participate in any negotiations concerning, or provide or cause to be provided any non-public information or data relating to the Company (provided that we promptly provide the same information to Buyer).

Our board of directors may not: (1) withdraw or modify in a manner adverse to Buyer, or publicly propose to withdraw or modify in a manner adverse to Buyer, its recommendation to our shareholders to vote in favor of the Asset Purchase Agreement; (2) enter into or approve any definitive agreement, letter of intent, agreement in principle, Asset Purchase Agreement, acquisition agreement or similar agreement relating to any alternative proposal; or (3) approve or recommend, or publicly propose to approve, endorse or recommend any alternative proposal.

We will promptly notify Buyer of: (1) the existence of any alternative proposal or indication or inquiry with respect to or that would reasonably be expected to lead to any alternative proposal; (2) any request for non-public information relating to the Company; and (3) any inquiry or request for discussion or negotiation regarding an alternative proposal or indication or inquiry. We will keep Buyer reasonably informed of the status and details of any alternative proposal.

If our board of directors or special committee receives a Superior Proposal prior to receipt of our shareholders' approval, it may: (1) withdraw or modify, in a manner adverse to Buyer, its recommendation to our shareholders; or (2) enter into, concurrently with or after terminating the Asset Purchase Agreement (in accordance with the Asset Purchase Agreement), if our board of directors or special committee determines in good faith (following consultation with its outside counsel and financial advisor) that the failure to take such action would be reasonably likely to constitute a breach of its fiduciary obligations under applicable law. Our board of directors or special committee can only take either of the foregoing actions in response to such Superior Proposal after advising Buyer of our intent to terminate the Asset Purchase Agreement and enter into a new contract, and after providing Buyer an opportunity to provide us a binding written offer to amend the Asset Purchase Agreement, which our board of directors or special committee must consider in good faith.

Our board of directors or special committee may not waive the applicability of the New Jersey Shareholders Protection Act in connection with any person proposing a Superior Proposal other than Buyer, unless it enters into a definitive agreement providing for the implementation of a Superior Proposal in accordance with the terms of such agreement.

The Asset Purchase Agreement defines "alternative proposal" as an inquiry, proposal or offer from any person or group of persons other than Buyer or its subsidiaries:

    o for a merger, reorganization, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company or any proposal; or

    o to offer to acquire in any manner, directly or indirectly, over 20% of the equity securities or assets of the Company, in each case other than the transactions contemplated by the Asset Purchase Agreement.

The Asset Purchase Agreement defines "Superior Proposal" as any alternative proposal:

    o on terms which our board of directors or special committee determines in good faith (after receiving advice of its legal advisors and financial advisors) to be more favorable from a financial point of view to our shareholders than the transactions contemplated by the Asset Purchase Agreement; and

    o which our board of directors or special committee believes is reasonably capable of being completed.

For purposes of the definition of Superior Proposal, the term alternative proposal has the same meaning stated above, except that the references to "20%" in that definition are replaced with "50%."

SHAREHOLDER APPROVAL

We agreed to hold a shareholders' meeting as promptly as reasonably practicable following the execution of the Asset Purchase Agreement and the mailing of this proxy statement for purposes of considering and voting upon the adoption of the Asset Purchase Agreement.

OTHER AGREEMENTS

The Asset Purchase Agreement contains other agreements relating to, among other things:

    o the filing of this proxy statement with the SEC (and cooperation in response to any comments from the SEC with respect to such statement);

    o the use of commercially reasonable efforts to: (1) obtain all necessary consents or waivers; (2) make all necessary registrations and filings;
         (3) defend any lawsuits or legal proceedings (judicial or administrative) challenging the Asset Purchase Agreement or the transactions contemplated by the Asset Purchase Agreement; and (4) execute and deliver any additional instruments necessary to consummate the transactions contemplated by the Asset Purchase Agreement;

    o actions necessary to exempt transactions contemplated by the Asset Purchase Agreement and the related agreements from the effect of any takeover statutes;

    o consult with and provide the other party reasonable opportunity to review and comment on any press release or other public statement prior to the issuance of such press release or public statement relating to the Asset Purchase Agreement or the transactions contemplated thereby;

    o permit Buyer to participate in any shareholder litigation against the Company relating to the transactions contemplated by the Asset Purchase Agreement; and

    o notices of certain events and consultation to mitigate any adverse consequences of those events.

We have also made the following covenants for a period of five years in connection with the transactions contemplated by the Asset Purchase Agreement:

    o we shall not (1) engage in the Business; (2) render any services to any person principally engaged in a business similar to our Business (except as agreed to in writing by Buyer); or (3) become interested in any person principally engaged in business similar to that of our Business in any capacity, including as a partner, shareholders, principal, lender, agent, trustee or consultant;

    o we shall not, directly or indirectly, hire, solicit or encourage any employee to leave the employment of Buyer or one of Buyer's affiliates;

    o we shall not, directly or indirectly, seek to induce or otherwise cause any customer, supplier, licensee or any other person with whom Buyer or Buyer's affiliates conducted material business relationships to discontinue or adversely alter such business relationship; and

    o we shall not disclose confidential information relating to the Business or Buyer, including customer lists and other information (except as contemplated by the Asset Purchase Agreement).

We further agreed to take all necessary action to change the Company's name contingent upon the approval of our shareholders and the closing of the transactions.

Buyer has agreed to waive the Company's compliance with any applicable bulk transfer provisions of the Uniform Commercial Code or any other applicable bulk transfer tax. In addition, the Asset Purchase Agreement provides for the termination of the employment agreements with Mr. Gluckstern and Ms. Clubb. Upon closing, the termination agreements will provide for, among other things, the waiver and general release of any and all claims against the Company, its shareholders, officers, directors, employees, agents and related parties. Mr. Gluckstern's termination agreement also provides for the vesting of all restricted stock (including the expiration of all restrictions on such shares), but provides for termination of the restricted stock award agreement between the Company and Mr. Gluckstern.

CONDITIONS TO CLOSING

The Asset Purchase Agreement contains customary closing conditions, including the following conditions that apply to the obligations of both the Company and Buyer to consummate the transactions contemplated by the Asset Purchase
Agreement:

    o    the approval of our shareholders;

    o no restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint preventing the consummation of the transactions contemplated by the Asset Purchase Agreement;

    o the performance, or compliance with, in all material respects by the other party of its covenants in the Asset Purchase Agreement and receipt of an officer's certificate to that effect; and

    o delivery of all agreements, instruments and other documentation to be delivered to the other party as set forth in the Asset Purchase Agreement.

TERMINATION OF THE ASSET PURCHASE AGREEMENT

The Asset Purchase Agreement may be terminated at any time prior to the closing (whether before or after receipt of shareholder approval):

    o    by mutual written consent of the Company and Buyer;

    o by either the Company or Buyer if the transactions shall not have been consummated by March 15, 2010 (provided that the delay has not been caused by a breach of the Asset Purchase Agreement by the party seeking to terminate);

    o by either the Company or Buyer if a governmental entity shall have issued a final and non-appealable order that prohibits the consummation of the transactions contemplated by the Asset Purchase Agreement (provided that the party seeking to terminate under these circumstances must have fulfilled its obligations under the Asset Purchase Agreement to use its commercially reasonable efforts to consummate the transactions contemplated by the Asset Purchase Agreement);

    o by either the Company or Buyer if the shareholders of the Company fail to approve the Asset Purchase Agreement at the shareholders' meeting or any adjournment of the meeting;

    o    by the Company:

              o if Buyer breaches or fails to perform any covenant or agreement contained in the Asset Purchase Agreement that would prevent it from fulfilling its obligations to the Company prior to closing and that such breach is incapable of being cured by March 15, 2010 (provided that the Company shall provide thirty days' prior written notice to Buyer of its intention to terminate for this reason);

              o if prior to the receipt of shareholder approval, our board of directors or special committee determines to enter into a definitive agreement with respect to a Superior Proposal, provided it pays to Buyer the termination fee (as described below); or

    o    by Buyer:

              o if the Company breaches or fails to perform any covenant or agreement contained in the Asset Purchase Agreement that would prevent it from fulfilling its obligations to Buyer prior to closing and that such breach is incapable of being cured by March 15, 2010 (provided that Buyer shall provide thirty days' prior written notice to the Company of its intention to terminate for this reason);

              o if the Company's board of directors or special committee withdraws, modifies or qualifies its recommendation in a manner adverse to Buyer or publicly proposes to do so;

              o if the Company's board of directors or special committee fails to recommend to the Company's shareholders that they approve the transactions contemplated by the Asset Purchase Agreement or publicly proposes to approve or recommend an alternative proposal; and

              o if the Company gives Buyer a termination notice (as contemplated in the Asset Purchase Agreement) in connection with the Company's receipt of a Superior Proposal.

TERMINATION FEE

Except as set forth in the Asset Purchase Agreement, all costs and expenses incurred in connection with the transactions contemplated by the Asset Purchase Agreement shall be paid by the party incurring or required to incur such expenses, except expenses incurred in connection with the printing, filing and mailing of this proxy statement (including applicable SEC filing fees) shall be borne one-half by the Company and one-half by Buyer whether or not the transaction is consummated.

The Company shall pay Buyer a termination fee of $90,000 if it terminates this agreement in connection with acceptance of a Superior Proposal (as described above) to compensate Buyer for its efforts and resources expended and opportunities foregone while negotiating the Asset Purchase Agreement and in reliance on the Asset Purchase Agreement and on the expectation of the consummation of the transactions contemplated thereby.

INDEMNIFICATION

We must indemnify and hold harmless Buyer, its affiliates and their respective members, stockholders, directors, officers employees and agents from and against any and all losses resulting or arising from:

    o any non-fulfillment of any covenant or agreement on the part of the Company under the Asset Purchase Agreement;

    o any Company liabilities other than the assumed liabilities (as contemplated in the Asset Purchase Agreement);

    o    fraud, intentional misrepresentation or willful breach of the Company;
         or

    o any and all losses arising out of the Company's failure to comply with any bulk sales or transfer law.

Similarly, the Company, our affiliates and their shareholders, directors, officers, employees and agents from and against any losses directly or indirectly resulting or arising from:

    o any non-fulfillment of any covenant or agreement on the part of Buyer under the Asset Purchase Agreement;

    o    the assumed liabilities;

    o    the ownership and use of the acquired assets; and

    o    fraud, intentional misrepresentation or willful breach of Buyer.

SURVIVAL OF REPRESENTATIONS AND WARRANTIES

None of the representations and warranties in the Asset Purchase Agreement will survive the date of the Asset Purchase Agreement. The covenants of the parties requiring performance following the closing shall survive as contemplated by the Asset Purchase Agreement.

ENFORCEMENT

Subject to the terms of the Asset Purchase Agreement, the parties agree that irreparable damage may occur in the event that any of the provisions of the Asset Purchase Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties agreed that each shall be entitled to seek an injunction or injunctions to prevent breaches of the Asset Purchase Agreement and to enforce specifically the terms and provisions of the Asset Purchase Agreement.

AJAX'S GUARANTY

Ajax has unconditionally and irrevocably guaranteed, as primary obligor, the Company, the performance of, and compliance with, the payment obligations of Buyer pursuant to the purchase price set forth in the Asset Purchase Agreement.

Ajax's obligations are unconditional and irrevocable and cannot be discharged by:

    o any modification of, or amendment (including Amendment No. 1) or supplement to, the Asset Purchase Agreement;

    o any furnishing or acceptance of security or any exchange or release of any security;

    o any waiver, consent or other action or inaction or any exercise or non-exercise or any right, remedy or power with respect to Buyer;

    o any insolvency, bankruptcy, reorganization, arrangement, composition, liquidation, dissolution or similar proceedings with respect to Buyer; or

    o any other occurrence whatsoever, except performance in full payment of all payment obligations of Buyer as contemplated in the Asset Purchase Agreement.

VOTING AGREEMENT

In connection with the signing of the Asset Purchase Agreement, Buyer, the Company and certain shareholders of the Company, who have the power to vote approximately 39.6% (and together with the Company's common stock held by Steven
M. Gluckstern, approximately 51.3%) of the Company's common stock, entered into the Voting Agreement as set forth below (as of November 14, 2009):

--------------------------------------------- ---------------------------------- ----------------------------
Shareholder                                    Position with the Company              Number of Shares
--------------------------------------------- ---------------------------------- ----------------------------
ADM Tronics Unlimited, Inc. (1)                Affiliate                                  3,250,000
Andre' DiMino (1)                              Officer                                      186,875
David Saloff (1)                               Officer                                      398,124
Sean Hagberg (1)                               Officer                                      101,563
Ed Hammel (1)                                  Officer                                      103,563
Arthur Pilla (1)                               Consultant                                   227,500
Berish Strauch (1)                             Consultant                                   132,000
Kenneth S. Abramowitz & Co. (1)                Affiliate of Director                         49,020
--------------------------------------------- ---------------------------------- ----------------------------
Total (1)                                                                                 4,448,645
--------------------------------------------- ---------------------------------- ----------------------------

(1) Excluding shares of common stock issuable upon the exercise of any options or warrants that are exercisable within 60 days of November 14, 2009, which options or warrants are deep out of the money and, given the current trading share price and the Company's financial condition, are highly unlikely to be exercised.

Mr. Gluckstern also has the right to vote 1,320,181 shares of common stock held by him and Ajax. As of the record date, we had 11,241,033 shares of common stock outstanding and as a result, the shareholders party to the Voting Agreement have the power to vote approximately 39.6% of our outstanding common stock (approximately 51.3% including Mr. Gluckstern).

Pursuant to the Voting Agreement, the signatory shareholders agreed to vote their shares of the Company's common stock in favor of the transactions contemplated by the Asset Purchase Agreement. In the event that the Company terminates the Asset Purchase Agreement in connection with a Superior Proposal, the Voting Agreement will also terminate. None of the shareholders that are party to the Voting Agreement received any compensation for entering into such agreement.

FORBEARANCE AGREEMENTS

On August 31, 2009, the Company entered into a forbearance agreement with Emigrant to forbear the Loan Agreement. Pursuant to the terms of the original forbearance agreement, Emigrant agreed to forbear the amount due under the Loan Agreement, through September 9, 2009 (unless a termination event occurs under the forbearance agreement), from requiring the Company to repay the principal and interest due under the convertible promissory note in the principal amount of $2.5 million. The maturity date under the note was August 30, 2009. The forbearance agreement also provided for an increase in the interest rate under the note to the lesser of (i) 18% and (ii) the maximum rate permitted by law during the forbearance period. Originally, Emigrant agreed to the forbearance agreement to provide the Company with the ability to negotiate the transaction with Buyer, and (ii) solicit other proposals. The Company and Emigrant amended the forbearance agreement on September 9, 2009 to extend the forbearance period through September 15, 2009 with subsequent amendments on September 14, 2009 to extend the forbearance period through September 17, 2009 and on September 16, 2009 to extend the forbearance period through September 22, 2009.


In connection with the execution of the Asset Purchase Agreement, Emigrant and the Company entered into an amended and restated forbearance agreement, which has been amended, under which Emigrant agreed to extend the forbearance period through the earlier of (i) December 31, 2009 and (ii) the occurrence of a termination event under the amended and restated forbearance agreement. The amended and restated forbearance agreement also provides for an increase in the interest rate to be paid with respect to the Loan Agreement to the lesser of (i) 18% and (ii) the maximum rate permitted by law during the forbearance period. In addition, in the event the Company completes a Superior Proposal under which the purchase price exceeds $3.15 million, Emigrant shall be entitled to receive an additional fee equal to the lesser of (i) 20% of such excess amount or (ii) $175,000.


Emigrant can terminate the amended and restated forbearance agreement if one of the following termination events occur:

    o any failure by the Company to comply with any of the terms of the amended and restated forbearance agreement;

    o the exercise of any remedies by any lender with respect to any other indebtedness;

    o the commencement of any legal proceeding by or on behalf of a holder of indebtedness of the Company against the Company; or

    o the making of any payment by the Company (or any of its subsidiaries) in cash for any indebtedness for borrowed money other than under the Loan Agreement; or to members of the Company's management (of an extraordinary nature), including, without limitation, bonuses or other forms of additional cash compensation.

LITIGATION RELATED TO THE TRANSACTIONS CONTEMPLATED UNDER THE ASSET PURCHASE AGREEMENT


Subsequent to the announcement of the Asset Purchase Agreement, a purported shareholder class action complaint, captioned Lehmann v. Gluckstern, et. al., was filed by one of our shareholders in the Chancery Division of the Superior Court of New Jersey in Bergen County on October 30, 2009, naming us, our directors, Buyer and Ajax as defendants. The complaint alleges causes of action against the defendants for breach of their fiduciary duties in connection with the proposed sale of our assets to Buyer. It also alleges that Buyer and Ajax aided and abetted the alleged breaches of fiduciary duties by our directors. Consequently, plaintiff seeks relief including, among other things, (i) preliminary and permanent injunctions prohibiting consummation of the transactions contemplated by the Asset Purchase Agreement and (ii) payment of plaintiff's costs and expenses, including attorneys' and experts' fees. The lawsuit is in its preliminary stage, and the court has not yet made any determinations in the matter, including whether to certify the purported class. We and Buyer believe that the lawsuit is without merit and intend to defend vigorously against it.

                        APPRAISAL AND DISSENTERS' RIGHTS

COMPANY SHAREHOLDERS

The Company's shareholders who object to the transactions contemplated by the Asset Purchase Agreement are entitled to dissent and to receive payment of the fair value of their common stock. Your rights to dissent and receive payment for your shares, and the procedures which you must follow to assert and preserve these rights are set forth in Sections 14A:11-1 through 14A:11-11 of the New Jersey Business Corporation Act. These procedures are summarized below. This summary, however, is not a complete statement of the relevant provisions and is qualified by reference to the full text of the dissenters' rights provisions of New Jersey law, which is attached as ANNEX C to this proxy statement.

FAILURE TO COMPLY WITH ANY OF THE PROCEDURAL REQUIREMENTS OF NEW JERSEY LAW FOR EXERCISING YOUR DISSENTERS' RIGHTS COULD RESULT IN YOUR LOSS OF THESE RIGHTS. EACH SHAREHOLDER WHO WISHES TO EXERCISE DISSENTERS' RIGHTS OR PRESERVE THE RIGHT TO DO SO SHOULD READ THE SUMMARY OF PROCEDURAL REQUIREMENTS BELOW AS WELL AS THE STATUTORY PROVISIONS INCLUDED AS ANNEX C.

If you have a beneficial interest in shares of the Company's common stock that are held of record in the name of another person, for example, a broker, bank or other nominee, you must act promptly to cause the record holder to follow the procedures summarized below both properly and in a timely manner, if you wish to exercise your dissenters' rights.


AS DESCRIBED THROUGHOUT THIS PROXY STATEMENT, IF THE TRANSACTION CONTEMPLATED BY THE ASSET PURCHASE AGREEMENT IS CONSUMMATED, THE COMPANY'S BOARD OF DIRECTORS MAY ELECT TO LIQUIDATE THE COMPANY AND UTILIZE ITS AVAILABLE CASH AND ASSETS TO REPAY THE COMPANY'S OUTSTANDING CREDITORS TO THE EXTENT OF ITS REMAINING ASSETS. FOLLOWING SUCH REPAYMENT, THE COMPANY DOES NOT BELIEVE THAT THERE WILL BE ANY ASSETS REMAINING TO DISTRIBUTE TO THE COMPANY'S SHAREHOLDERS OR ANY OTHER EQUITY HOLDERS. AS A RESULT, THE ONLY WAY A SHAREHOLDER MAY BE ABLE TO RECEIVE VALUE FOR THEIR SHARES OF COMMON STOCK, IS TO ATTEMPT TO SELL THEIR SHARES OF COMMON STOCK INTO THE OPEN MARKET TO THE EXTENT A MARKET FOR THE COMPANY'S COMMON STOCK EXISTS. IN ADDITION, SHAREHOLDERS WHO OBJECT TO THE TRANSACTION CONTEMPLATED BY THE ASSET PURCHASE AGREEMENT MAY ELECT TO EXERCISE THEIR APPRAISAL RIGHTS AS DESCRIBED ON PAGE __ OF THIS PROXY STATEMENT AND SEEK FAIR VALUE FOR THEIR COMMON STOCK. HOWEVER, EVEN IF A SHAREHOLDER SOUGHT TO EXERCISE THEIR APPRAISAL RIGHTS, THE COMPANY DOES NOT BELIEVE THAT THE COMMON STOCK WILL HAVE ANY VALUE AS OF THE DATE FOR DETERMINATION OF THE FAIR MARKET VALUE OF SUCH COMMON STOCK SINCE PRIOR TO THE CLOSING OF THE TRANSACTION AND FOLLOWING THE CLOSING OF THE TRANSACTION, THE COMPANY'S LIABILITIES WILL EXCEED THE COMPANY'S ASSETS. IN ADDITION, FOLLOWING THE TRANSACTION, THE COMPANY DOES NOT BELIEVE THAT THERE WILL BE ANY ASSETS REMAINING TO DISTRIBUTE TO ITS SHAREHOLDERS AFTER REPAYING ITS OUTSTANDING CREDITORS AND, EVEN IF A SHAREHOLDER WERE SUCCESSFUL IN AN APPRAISAL PROCEEDING, THE COMPANY DOES NOT BELIEVE THAT ANY ASSETS WOULD BE AVAILABLE TO SATISFY THE AWARD. THE COMPANY ALSO DOES NOT BELIEVE THAT IT HAS ANY OBLIGATION TO RETAIN SUFFICIENT ASSETS TO SATISFY CLAIMS OF SHAREHOLDERS WHO ARE SUCCESSFUL IN AN APPRAISAL PROCEEDING.


SUMMARY OF PROCEDURES

NOTICE OF DISSENT & INTENT TO DEMAND PAYMENT OF FAIR VALUE

To dissent from the exchange and demand payment of the fair value of your shares, you must file with us a written notice of dissent stating that you intend to demand payment for your shares if the exchange is consummated. We must receive your written notice of intent to dissent before the Company's shareholders vote on the Proposal No. 1 at the special meeting. The notice of dissent may be submitted to us at the special meeting before the vote or delivered to us before the special meeting, by mailing it to our current offices. A notice of dissent is only effective if received before the vote.

Mailed notice should be sent to:

         Ivivi Technologies, Inc.
         135 Chestnut Ridge Road
         Montvale, NJ 07645.


In addition, if you wish to exercise your dissenter's rights, in addition to filing the notice of dissent described above, you must also vote against Proposal No. 1 or abstain from voting, either by checking the "abstain" box on the proxy card or not returning a proxy card, and you must dissent as to all shares of the Company's common stock that you own. A vote in favor of Proposal No. 1 will constitute a waiver of a shareholder's appraisal rights.

SUBMITTING WRITTEN PAYMENT DEMAND & YOUR STOCK CERTIFICATES

Within ten days after the closing of the transactions contemplated by the Asset Purchase Agreement, we will give written notice of the closing by certified mail to each Company shareholder who properly filed a written notice of dissent, except for any shareholder who voted for Proposal No. 1.

If you filed the timely written notice of dissent and did not vote for Proposal No. 1 and wish to receive payment for your shares, you must then make written demand for payment of their fair value within twenty days after we mail a notice of closing ("Notice of Closing"). Written demand for payment must be made to:

         Ivivi Technologies, Inc.
         135 Chestnut Ridge Road
         Montvale, NJ 07645.

Within ten days after the Notice of Closing, we will mail to each dissenting shareholder our financial statements at and for a 12-month period ended on the latest practicable date.

We must pay that fair value for all shares of each dissenting shareholder who accepts our valuation within thirty days after the Notice of Closing (the "Settlement Window"), after we receive the stock certificates representing those shares for cancellation. The agreement between us and any dissenting shareholder as to fair value will not bind any other dissenting shareholders.

Whether a dissenting shareholder accepts the valuation or not, within twenty days after demanding payment for its shares, the dissenting shareholder must submit to us all stock certificates representing its shares. If the dissenting shareholder has agreed to the valuation, the shareholder will be paid the specified fair value. If the dissenting shareholder rejects the valuation, upon receipt of the certificates, we will mark the certificates to reflect the demand for payment and return them to the shareholder. Such shares shall then be subject to the provisions covering the dissent, even if transferred to a third party. No dissenting shareholder may withdraw a payment demand without our written consent.

When we communicate with any Company's shareholders as required by New Jersey law, we must inform them of the deadlines for any actions they are required to take in order to perfect their dissenters' rights.

LOSS OF RIGHTS OF SHAREHOLDERS

Upon making a demand for payment of their shares, dissenting shareholders cease to have any of the rights of shareholders except the right to be paid the fair value of their shares and any other rights of dissenting shareholders under New Jersey law.

FAIR VALUE

New Jersey law provides that the "fair value" of the shares is determined as of the day before the special meeting and shall not include any appreciation or depreciation resulting from the proposed exchange.

ACTION TO DETERMINE FAIR VALUE IF YOU DO NOT ACCEPT OUR VALUATION

A dissenting shareholder who does not accept our valuation may serve us with a written demand to commence an action in the New Jersey Superior Court for the court's determination of the fair value of the shares. The demand must be served within thirty days after the expiration of the Settlement Window. We must commence the requested action no later than thirty days after our receipt of the demand. If we fail to do so, a dissenting shareholder may commence the action in our name not later than sixty days after the expiration of the time allotted for us to commence the action.

In any action to determine the fair value of our common stock, all dissenting shareholders who have not accepted our valuation within the Settlement Window will be parties to the action. The court may appoint an appraiser to receive evidence and report to the court on its evaluation of fair value. The court will render a judgment against the Company in favor of each shareholder in the action for the fair value of his shares, as determined by the court, together with an allowance for interest at a rate set by the court from the date of the applicable payment demand to the day of payment. The judgment will be payable to a dissenting shareholder upon surrender to the Company of the certificates representing the dissenter's shares.

The costs and expenses of any action for determining the fair value of dissenters' shares will be determined by the court and apportioned and assessed as the court may find equitable. These expenses may include fees and expenses of an appraiser, but they will exclude fees and expenses of counsel and expert witnesses unless the court determines that the Company did not make an offer of payment or the offer it made was not made in good faith. In such a case, the court may award to the dissenter the reasonable fees and expenses of counsel and expert witnesses.

TERMINATION OF DISSENTER'S RIGHT TO BE PAID FAIR VALUE

The right of any dissenting shareholder to be paid the fair value of his shares will terminate if any of the following occurs:

    o the dissenting shareholder fails to present the certificates representing his shares for notation, unless a court directs otherwise;

    o the dissenting shareholder withdraws the payment demand, and we consent in writing to the withdrawal;

    o we come to an agreement with the dissenting shareholder on the fair value of the dissenting shareholders' shares;

    o the New Jersey Superior Court determines that the shareholder is not entitled to payment for his shares;

    o    the exchange is abandoned or rescinded for any reason;

    o there is no agreement as to the fair value of the shares and no action for determination of fair value is commenced in the Superior Court of New Jersey within the appropriate time period; or

    o a court having jurisdiction permanently enjoins or sets aside the exchange.

In any of these events, a dissenting shareholder's rights as a shareholder will be reinstated as of the date of his payment demand, without prejudice to any corporate action that has taken place in the interim, and the shareholder will be entitled to receive payment of any intervening dividend or other distribution.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

The following discussion is a general summary of the material federal income tax consequences of the sale of the Business but does not purport to be a complete analysis of all potential tax effects. The discussion addresses neither the tax consequences that may be relevant to particular categories of shareholders subject to special treatment under certain federal income tax laws (such as dealers in securities, banks, insurance companies, tax-exempt organizations, mutual funds, and foreign individuals and entities) nor any tax consequences arising under the laws of any state, local or foreign jurisdiction. The discussion is based upon the Internal Revenue Code of 1986, as amended, which we refer to in this proxy statement as the Code, Treasury regulations promulgated thereunder, Internal Revenue Service, or the IRS, rulings, and judicial decisions now in effect, all of which are subject to change or to varying interpretation at any time. Any such changes or varying interpretations may also be applied retroactively. The following discussion has no binding effect on the IRS or the courts and assumes that any liquidation will be in accordance with a plan of liquidation.

Distributions pursuant to a plan of liquidation may occur at various times and in more than one tax year. We can give no assurance that the tax treatment described herein will remain unchanged at the time of any such distributions. No ruling has been requested from the IRS with respect to the anticipated tax treatment of a plan of liquidation, and we will not seek an opinion of counsel with respect to the anticipated tax treatment. If any of the anticipated tax consequences stated herein proves to be incorrect, the result could be increased taxation at the corporate or stockholder level, thus reducing the benefit to us and our shareholders of any liquidation. Tax considerations applicable to particular shareholders may vary with and be contingent on the shareholder's individual circumstances.

CONSEQUENCES TO THE COMPANY. Upon the sale of the Business to Buyer, we will recognize gain or loss in an amount equal to the difference between the fair market value of the consideration received for each asset and our adjusted tax basis in the asset sold. Our useable net operating loss carryovers may offset all or a portion of any income or gain from a sale of the Business. Until a plan of dissolution is approved and liquidation is completed, we will continue to be subject to federal and state income taxation on our taxable income, if any, such as interest income, gain from the sale of any remaining assets or income from operations. In the event we were to make a liquidating distribution of property other than cash to our shareholders, we would recognize gain or loss upon the distribution of such property as if we sold the distributed property for its fair market value on the date of the distribution. We currently do not anticipate that a dissolution and liquidation pursuant to a plan of dissolution would produce a material corporate tax liability for U.S. federal income tax purposes.

CONSEQUENCES TO SHAREHOLDERS. The sale of the Business should not result in any U.S. federal income tax consequences to shareholders.

Amounts received by shareholders, if any, pursuant to a liquidation of the Company will be treated as full payment in exchange for their shares of our common stock. If we were to liquidate, shareholders will recognize gain or loss equal to the difference between (1) the sum of the amount of cash distributed to them and the fair market value, at the time of distribution, of any property distributed to them, and (2) their tax basis for their shares of common stock. A shareholder's tax basis in such shareholder's shares will depend upon various factors, including the shareholder's cost and the amount and nature of any distributions received with respect thereto. Gain or loss recognized by a shareholder would be capital gain or loss provided the shares are held as capital assets and would be long-term capital gain or loss if the stock has been held for more than one year.

TAXATION OF NON-UNITED STATES SHAREHOLDERS. Foreign corporations or persons who are not citizens or residents of the United States should consult their tax advisors with respect to the U.S. and non-U.S. tax consequences of a liquidation of the Company.

STATE AND LOCAL TAX. Shareholders may also be subject to state or local taxes and should consult their tax advisors with respect to the state and local tax consequences of a liquidation.

INFORMATION REPORTING. We are required to report to the IRS and to each shareholder that is a U.S. person the amount of any payment received by such shareholder upon a dissolution of the Company. In order for us to comply with this information reporting requirement, shareholders may be required to (1) furnish us with a correct taxpayer identification number on a properly completed IRS Form W-9 or successor form or (2) provide us with a certification of foreign status on an appropriate IRS Form W-8 or successor form.

THE FOREGOING SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE LEGAL ADVICE TO ANY SHAREHOLDER. THE TAX CONSEQUENCES OF A LIQUIDATION OF THE COMPANY MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES OF THE SHAREHOLDER. WE RECOMMEND THAT EACH SHAREHOLDER CONSULT HIS, HER OR ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF A LIQUIDATION.

THE PRECEDING DISCUSSION IS A SUMMARY OF THE MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE SALE OF THE BUSINESS AND A POTENTIAL LIQUIDATION AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. ALL STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES TO THEM OF THE SALE OF THE BUSINESS AND A POTENTIAL LIQUIDATION AND THE APPLICABILITY OF STATE, LOCAL, FOREIGN AND OTHER APPLICABLE TAX LAWS AND ANY PROPOSED TAX LAW CHANGES.

MATERIAL ACCOUNTING TREATMENT AND NATURE OF OUR BUSINESS SUBSEQUENT TO THE PROPOSED SALE OF OUR ASSETS

The transaction contemplated under the Asset Purchase Agreement will be treated by us as an asset sale. Subject to the final sales price (as described in the Asset Purchase Agreement), the historical carrying values of our assets being disposed will be used to determine the gain or loss on sale, in accordance with Generally Accepted Accounting Principles ("GAAP").

Following the sale of the Business Assets, we will continue to be a public company without any operations. We will become a public "shell" entity. Management's future plans currently call for the liquidation of our assets, with proceeds being applied to payments on settled, or negotiated, debt amounts. We may recognize non-cash cancellation-of-debt-income, to the extent that our available liquid assets are exceeded by the historical carrying value of our debt.

THE BOARD OF DIRECTORS (ABSENT MR. GLUCKSTERN) UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 1, THE PROPOSAL TO SELL THE BUSINESS.

             UNAUDITED CONDENSED CONSOLIDATED FINANCIAL INFORMATION

PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma condensed financial information should be read in conjunction with the related notes and with the Company's historical condensed financial statements for the six months ended September 30, 2009 and 2008 and for the years ended March 31, 2009 and 2008, which can be found in the Company's quarterly report on Form 10-Q for the quarterly period ended September 30, 2009 and in its annual report on Form 10-K for the year ended March 31, 2009, respectively.

The unaudited pro forma condensed financial information is derived from the Company's historical financial statements, adjusted to reflect the sale of the assets of the Business as contemplated under the Asset Purchase Agreement as if it occurred on September 30, 2009, with respect to the unaudited pro forma condensed balance sheet, and as of the first day of each period presented with respect to the unaudited pro forma condensed consolidated statements of operations. In the opinion of management, these unaudited pro forma condensed consolidated financial statements include all material adjustments necessary to reflect, on a pro forma basis, the impact of the sale of the assets of the Business on the Company's historical condensed financial information. These pro forma financial statements also reflect the liquidation of the Company subsequent to the closing of the Asset Purchase Agreement.

The unaudited pro forma condensed consolidated financial information is presented for informational purposes only and is determined using available estimates made by the Company's management, based upon available information and assumptions that the Company's management believes are reasonable at the time of it preparation. The unaudited pro forma condensed financial information is not intended to be indicative of actual results of operations or financial position that would have been achieved had the transaction been consummated as of the beginning of each period indicated above, nor does it purport to indicate results that might be attained in future fiscal periods, if any. The potential for actual amounts differing materially from these estimates exists.

The unaudited pro forma condensed financial statements of the Company should be read in conjunction with the notes thereto.

HISTORICAL FINANCIAL STATEMENTS

The following are an unaudited condensed balance sheet of the business at September 30, 2009,and unaudited condensed statements of operations of the Company for the six months ended September 30, 2009 and 2008 and for the years ended March 31, 2009 and 2008, and the unaudited notes thereto.


                                                    IVIVI TECHNOLOGIES, INC.
                                           UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                                                     SEPTEMBER 30, 2009

                                                        IVIVI          ASSETS AND                              IVIVI
                                                    TECHNOLOGIES,     LIABILITIES                          TECHNOLOGIES,
                                                         INC.        HELD FOR SALE                             INC.
                                                                                                            (PRO FORMA-
                                                                                            PRO FORMA       LIQUIDATED
                                                     (Historical)    (Historical)          ADJUSTMENTS        BASIS)
                                                    -------------    -------------        -------------    -------------
                                     ASSETS
Current assets:
     Assets of discontinued operations              $     408,119    $          --   B    $   2,714,000    $          --
                                                               --               --   C-4     (2,708,533)              --
                                                                                --   E-1       (413,586)              --
     Assets of discontinued operations,
       held for sale                                    1,450,941 A      1,450,941                   --               --
                                                    -------------    -------------        -------------    -------------

     Total assets of discontinued operations        $   1,859,060    $   1,450,941        $    (408,119)   $          --
                                                    =============    =============        =============    =============


                      LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:                                                                 C-2  $      77,917
     Liabilities of discontinued operations:
     Accounts payable and accrued liabilities       $     857,218               --   B-1        170,000    $          --
                                                               --               --   B         (330,000)              --
                                                                                     B
                                                                                     C-3       (208,533)
                                                                                     D        1,000,000
                                                                                     E-1       (413,586)
                                                                                     E-3     (1,153,016)
     Convertible Debt - Emigrant Capital Corp.          2,500,000               --   C-1     (2,500,000)              --
                                                    -------------    -------------        -------------    -------------
     Total Liabilities of discontinued operations       3,357,218               --           (3,357,218)              --
                                                    -------------    -------------        -------------    -------------
Stockholders' equity:

     Preferred stock, no par value,                            --               --                   --               --
     Common stock, no par value                        26,199,461               --                   --       26,199,461
     Additional paid-in capital                        15,832,785               --                   --       15,832,785
     Accumulated deficit                              (43,432,904)A     (1,450,941)           2,949,099      (41,934,746)
     Treasury stock, at cost                              (97,500)              --                   --          (97,500)
                                                    -------------    -------------        -------------    -------------

Total Stockholders' deficiency                         (1,498,158)      (1,450,941)           2,949,099               --
                                                    -------------    -------------        -------------    -------------

Total Liabilities and Stockholders' Deficiency      $   1,859,060    $  (1,450,941)       $    (408,119)   $          --
                                                    =============    =============        =============    =============


                        The accompanying notes are an integral part of these pro forma financial statements.

                                                               50



                                                    IVIVI TECHNOLOGIES, INC.
                                      UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                            FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2009

                                                        IVIVI          ASSETS AND                              IVIVI
                                                    TECHNOLOGIES,     LIABILITIES                          TECHNOLOGIES,
                                                         INC.        HELD FOR SALE                             INC.
                                                                                                            (PRO FORMA-
                                                                                            PRO FORMA       LIQUIDATED
                                                     (Historical)    (Historical)          ADJUSTMENTS        BASIS)
                                                    -------------    -------------        -------------    -------------

CONTINUING OPERATIONS                               $          --    $          --        $          --    $          --
                                                    -------------    -------------        -------------    -------------

DISCONTINUED OPERATIONS:
     Operating loss                                    (2,259,492)              --                   --       (2,259,492)
     Interest income                                        6,330               --                   --            6,330
     Interest expense                                  (2,630,666)                   C-2        (77,917)      (2,708,583)
                                                               --               --   B-1       (170,000)              --
     Transaction related costs and contingencies               --               --   B         (105,000)      (1,276,000)
                                                               --               --   D       (1,000,000)              --
     Gain (loss) on Asset Purchase Agreement                   --  A    (1,450,941)  B        3,150,000        1,699,059
     Forgiveness of debt income                                --               --   E        1,153,016        1,153,016
                                                    -------------    -------------        -------------    -------------

       Loss from discontinued operations               (4,883,828)      (1,450,941)           2,949,099       (3,385,670)
                                                    -------------    -------------        -------------    -------------

Net loss                                            $  (4,883,828)   $  (1,450,941)       $   2,949,099    $  (3,385,670)
                                                    =============    =============        =============    =============

NET LOSS PER SHARE, BASIC AND DILUTED:
     Loss from Continuing Operations                $          --    $          --        $          --    $          --
     Loss from Discontinued Operations                      (0.43)           (0.13)                0.26            (0.30)
                                                    -------------    -------------        -------------    -------------
     Net loss                                       $       (0.43)   $       (0.13)       $        0.26    $       (0.30)
                                                    =============    =============        =============    =============

Weighted average shares outstanding                    11,241,033       11,241,033           11,241,033       11,241,033
                                                    =============    =============        =============    =============



                        The accompanying notes are an integral part of these pro forma financial statements.

                                                               51


                                                    IVIVI TECHNOLOGIES, INC.
                                     UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                            FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2008

                                                        IVIVI          ASSETS AND                              IVIVI
                                                    TECHNOLOGIES,     LIABILITIES                          TECHNOLOGIES,
                                                         INC.        HELD FOR SALE                             INC.
                                                                                                            (PRO FORMA-
                                                                                            PRO FORMA       LIQUIDATED
                                                     (Historical)    (Historical)          ADJUSTMENTS        BASIS)
                                                    -------------    -------------        -------------    -------------

CONTINUING OPERATIONS                               $          --    $          --        $          --    $          --
                                                    -------------    -------------        -------------    -------------

DISCONTINUED OPERATIONS:
     Operating loss                                    (4,455,431)              --                   --       (4,455,431)
     Interest income                                       74,966               --                   --           74,966
     Interest expense                                          --               --   C-2        (77,917)      (2,577,917)
                                                               --               --   C-4     (2,500,000)
                                                                                     B-1       (170,000)
     Transaction related costs and contingencies               --               --   B         (106,000)      (1,276,000)
                                                               --               --   D       (1,000,000)              --
     Gain (loss) on Asset Purchase Agreement                   -- A     (1,450,941)  B        3,150,000        1,699,059
     Forgiveness of debt income                                --               --   E        1,153,016        1,153,016
                                                    -------------    -------------        -------------    -------------

       Loss from discontinued operations               (4,380,465)      (1,450,941)             449,099       (5,382,307)
                                                    -------------    -------------        -------------    -------------

Net loss                                            $  (4,380,465)   $  (1,450,941)       $     449,099    $  (5,382,307)
                                                    =============    =============        =============    =============

NET LOSS PER SHARE, BASIC AND DILUTED:
     Loss from Continuing Operations                $          --    $          --        $          --    $          --
     Loss from Discontinued Operations                      (0.41)           (0.14)                0.04            (0.50)
                                                    -------------    -------------        -------------    -------------
     Net loss                                       $       (0.41)   $       (0.14)       $        0.04    $       (0.50)
                                                    =============    =============        =============    =============

Weighted average shares outstanding                    10,724,341       10,724,341           10,724,341       10,724,341
                                                    =============    =============        =============    =============



                        The accompanying notes are an integral part of these pro forma financial statements.

                                                            52



                                                    IVIVI TECHNOLOGIES, INC.
                                     UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                               FOR THE YEAR ENDED MARCH 31, 2009

                                                        IVIVI          ASSETS AND                              IVIVI
                                                    TECHNOLOGIES,     LIABILITIES                          TECHNOLOGIES,
                                                         INC.        HELD FOR SALE                             INC.
                                                                                                            (PRO FORMA-
                                                                                            PRO FORMA       LIQUIDATED
                                                     (Historical)    (Historical)          ADJUSTMENTS        BASIS)
                                                    -------------    -------------        -------------    -------------

CONTINUING OPERATIONS                               $          --    $          --        $          --    $          --
                                                    -------------    -------------        -------------    -------------

DISCONTINUED OPERATIONS:
     Operating loss                                    (7,682,976)              --                   --       (7,682,976)
     Interest income                                       95,103               --                   --           95,103
     Interest expense                                          --               --   C-2        (77,917)      (2,577,917)
                                                               --               --   C-4     (2,500,000)              --
                                                                                     B-1       (170,000)
     Transaction related costs and contingencies               --               --   B         (106,000)      (1,276,000)
                                                               --               --   D       (1,000,000)              --
     Gain (loss) on Asset Purchase Agreement                   --  A    (1,450,941)  B        3,150,000        1,699,059
     Forgiveness of debt income                                --               --   B        1,153,016        1,153,016
                                                    -------------    -------------        -------------    -------------

       Loss from discontinued operations               (7,587,873)      (1,450,941)             449,099       (8,589,715)
                                                    -------------    -------------        -------------    -------------

Income tax benefit - discontinued operations              254,269               --                               254,269
                                                    -------------    -------------        -------------    -------------

Net loss                                            $  (7,333,604)   $  (1,450,941)       $     449,099    $  (8,335,446)
                                                    =============    =============        =============    =============

NET LOSS PER SHARE, BASIC AND DILUTED:
     Loss from Continuing Operations                $          --    $          --        $          --    $          --
     Loss from Discontinued Operations                      (0.70)           (0.14)                0.04            (0.80)
                                                    -------------    -------------        -------------    -------------
     Net loss                                       $       (0.70)   $       (0.14)       $        0.04    $       (0.80)
                                                    =============    =============        =============    =============

Weighted average shares outstanding                    10,449,621       10,449,621           10,449,621       10,449,621
                                                    =============    =============        =============    =============



                        The accompanying notes are an integral part of these pro forma financial statements.

                                                            53



                                                    IVIVI TECHNOLOGIES, INC.
                                     UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                               FOR THE YEAR ENDED MARCH 31, 2008

                                                        IVIVI          ASSETS AND                              IVIVI
                                                    TECHNOLOGIES,     LIABILITIES                          TECHNOLOGIES,
                                                         INC.        HELD FOR SALE                             INC.
                                                                                                            (PRO FORMA-
                                                                                            PRO FORMA       LIQUIDATED
                                                     (Historical)    (Historical)          ADJUSTMENTS        BASIS)
                                                    -------------    -------------        -------------    -------------

CONTINUING OPERATIONS                               $          --    $          --        $          --    $          --
                                                    -------------    -------------        -------------    -------------

DISCONTINUED OPERATIONS:
     Operating loss                                    (7,802,333)              --                   --       (7,802,333)
     Interest income                                      299,242               --                   --          299,242
     Interest expense                                          --               --   C-2        (77,917)      (2,577,917)
                                                               --               --   C-4     (2,500,000)              --
                                                                                     B-1       (170,000)
     Transaction related costs and contingencies               --               --   B         (106,000)      (1,276,000)
                                                               --               --   D       (1,000,000)              --
     Gain (loss) on Asset Purchase Agreement                   --  A    (1,450,941)  B        3,150,000        1,699,059
     Forgiveness of debt income                                --               --   B        1,153,016        1,153,016
                                                    -------------    -------------        -------------    -------------

       Loss from discontinued operations               (7,503,091)      (1,450,941)             449,099       (8,504,933)
                                                    -------------    -------------        -------------    -------------

Income tax benefit - discontinued operations                   --               --                   --               --
                                                    -------------    -------------        -------------    -------------

Net loss                                            $  (7,503,091)   $  (1,450,941)       $     449,099    $  (8,504,933)
                                                    =============    =============        =============    =============

NET LOSS PER SHARE, BASIC AND DILUTED:
     Loss from Continuing Operations                $          --    $          --        $          --    $          --
     Loss from Discontinued Operations                      (0.74)           (0.14)                0.04            (0.84)
                                                    -------------    -------------        -------------    -------------
     Net loss                                       $       (0.74)   $       (0.14)       $        0.04    $       (0.84)
                                                    =============    =============        =============    =============

Weighted average shares outstanding                    10,073,373       10,073,373           10,073,373       10,073,373
                                                    =============    =============        =============    =============



                        The accompanying notes are an integral part of these pro forma financial statements.

                                                            54



                             IVIVI TECHNOLOGIES INC.
          NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

NOTE A.

Assumes the sale of assets identified in the Asset Purchase Agreement, and their transfer to the Buyer, at the related assets book-carrying values as of September 30, 2009.

NOTE B.

Assumes gross proceeds from the Asset Purchase Agreement ("APA") of $3.15 million, less transaction costs of approximately $436,000, of which $330,000 were related to debt issuance costs, and were expensed as interest during the six months ended September 30, 2009, leaving a $106,000 pro forma adjustment to operations for the six months ended September 30, 2009. No amounts are expected to be escrowed, or otherwise held back pursuant to the Asset Purchase Agreement.

On November 17, 2009, Amendment No. 1 to the APA was executed which allows for an Advance of up to $300,000 of the APA proceeds prior to its potential closing.
Commensurate with the Amendment we expect to draw the entire Advance, and in accordance with the Amendment, and as described elsewhere in this proxy, will
incur $170,000 in related fees. B-1-APA Amendment No. 1 pro forma fee accrual       $  170,000

NOTE C.

Adjustments to reflect the pro forma principal retirement and pro forma interest accrual on the Emigrant Capital Corp. convertible note in accordance with the terms of the Asset Purchase Agreement at its December 15, 2009 projected date of it retirement:

         C-1- pro forma payment of principal                                        $2,500,000

         C-2- pro forma post September 30, 2009 accrued interest       $ 77,917

         C-3- pro forma payment of accrued interest                    $130,616     $  208,533

         C-4 - Total cash outlay for C-1 to C-4                                     $2,708,533

For pro forma periods prior to April 1, 2009, additional interest expense of $2.5 million is reflected in the pro forma unaudited condensed statements of operations, pursuant to the Emigrant Capital Corp. loan, which had detachable warrants with a calculated value equal to the face amount of the debt.

         C-5 - Pre April 1, 2009 pro forma period interest expense                  $2,500,000

NOTE D.

Adjustments to reflect projected post Asset Purchase Agreement liabilities for
lease cancelation, severance, professional fees and other - total obligation        $1,000,000

                                       55


NOTE E.

Adjustments to reflect the pro forma cash balance after pro forma adjustments
Notes A to D, being used to settle a portion of the remaining accounts payable and accrued expense obligations, with the liability-excess being recognized as forgiveness of debt income:

         E-1- Projected pro forma cash available - December 15, 2009                $  413,536

         E-2-Projected pro forma remaining liabilities - December 15, 2009          $1,566,602

         E-3-Projected pro forma forgiveness of debt income - December 15, 2009     $1,153,016

To reflect the Asset Purchase Agreement and the corresponding related discontinued operations reclassification impact, the Statement of Operations for the years ended March 31, 2009 and 2008 are effectively reclassified below.

The resulting discontinued operations adjustments set forth below have had no impact on previously reported net loss; such presentation is a reporting requirement resulting from the proxy statement requiring shareholder vote on the Asset Purchase Agreement.



                                       56


                                    IVIVI TECHNOLOGIES, INC.
                              RECLASSIFIED STATEMENT OF OPERATIONS
                                FOR THE YEAR ENDED MARCH 31, 2009


                                                       (As Originally
                                                         Reported)     (Reclassifications)   (Reclassified)
                                                       -------------    -----------------    -------------

Revenue - Continuing operations:
     Rentals                                           $     447,141    $        (447,141)   $          --
     Direct sales                                            776,513             (776,513)              --
     Sales and revenue share on RecoverCare contract         104,272             (104,272)              --
     Licensing sales and fess                                131,036             (131,036)              --
Revenue - Discontinued operations:                                --            1,458,962        1,458,962
                                                       -------------    -----------------    -------------

Total Revenue - Continuing Operations                      1,458,962                   --               --
                                                       -------------    -----------------    -------------
Total Revenue - Discontinued Operations                           --            1,458,962        1,458,962
                                                       -------------    -----------------    -------------

Costs and expenses - Continuing operations:
     Cost of rentals                                          31,959              (31,959)              --
     Cost of direct sales                                    101,757             (101,757)              --
     Cost of sales on RecoverCare contract                    13,253              (13,253)              --
     Cost of licensing sales on Allergan contract            337,870             (337,870)              --
     Loss on termination of Allergan contract                139,380             (139,380)              --
     Research and development                              2,357,090           (2,357,090)              --
     Sales and marketing                                   1,882,305           (1,882,305)              --
     General and administrative                            4,278,324           (4,278,324)              --
Costs and expenses - Discontinued operations:                     --            9,141,938        9,141,938
                                                       -------------    -----------------    -------------

                                                           9,141,938                   --        9,141,938
                                                       -------------    -----------------    -------------
Operating Loss:
     Loss from continuing operations                      (7,682,976)           7,682,976               --
                                                       -------------    -----------------    -------------
     Loss from discontinued operations                            --           (7,682,976)      (7,682,976)
                                                       -------------    -----------------    -------------

Interest income - continuing operations                       95,103              (95,103)              --
Interest income - discontinued operations                         --               95,103           95,103
Interest expense - discontinued operations                        --                   --
                                                       -------------    -----------------    -------------

Income tax benefit - continuing operations                   254,269             (254,269)              --
Income tax benefit - discontinued operations                      --              254,269          254,269
                                                       -------------    -----------------    -------------

Net Loss from continuing operations                       (7,333,604)           7,333,604               --
                                                       -------------    -----------------    -------------
Net Loss from discontinued operations                             --           (7,333,604)      (7,333,604)
                                                       -------------    -----------------    -------------

Net loss                                               $  (7,333,604)   $              --    $  (7,333,604)
                                                       =============    =================    =============

NET LOSS PER SHARE, BASIC AND DILUTED:
     Loss from Continuing Operations                   $       (0.70)   $            0.70    $          --
                                                       =============    =================    =============
     Loss from Discontinued Operations                 $          --    $           (0.70)   $       (0.70)
                                                       =============    =================    =============

     Weighted average shares outstanding                  10,449,621           10,449,621       10,449,621
                                                       =============    =================    =============


                                                     57


                                    IVIVI TECHNOLOGIES, INC.
                              RECLASSIFIED STATEMENT OF OPERATIONS
                                FOR THE YEAR ENDED MARCH 31, 2008


                                                       (As Originally
                                                         Reported)     (Reclassifications)   (Reclassified)
                                                       -------------    -----------------    -------------

Revenue - Continuing operations:
     Rentals                                           $     737,672    $        (737,672)   $          --
     Direct sales                                            440,846             (440,846)              --
     Licensing sales and fess                                427,923             (427,923)              --
Revenue - Discontinued operations:                                --            1,606,441        1,606,441
                                                       -------------    -----------------    -------------

Total Revenue - Continuing Operations                      1,606,441                   --               --
                                                       -------------    -----------------    -------------
Total Revenue - Discontinued Operations                           --            1,606,441        1,606,441
                                                       -------------    -----------------    -------------

Costs and expenses - Continuing operations:
     Cost of rentals                                          54,304              (54,304)              --
     Cost of direct sales                                    115,049             (115,049)              --
     Cost of licensing sales on Allergan contract            495,008             (495,008)              --
     Research and development                              2,281,763           (2,281,763)              --
     Sales and marketing                                   2,486,620           (2,486,620)              --
     General and administrative                            3,976,030           (3,976,030)              --
Costs and expenses - Discontinued operations:                     --            9,408,774        9,408,774
                                                       -------------    -----------------    -------------

                                                           9,408,774                   --        9,408,774
                                                       -------------    -----------------    -------------
Operating Loss:
     Loss from continuing operations                      (7,802,333)           7,802,333               --
                                                       -------------    -----------------    -------------
     Loss from discontinued operations                            --           (7,802,333)      (7,802,333)
                                                       -------------    -----------------    -------------

Interest income - continuing operations                      299,242             (299,242)              --
Interest income - discontinued operations                         --              299,242          299,242
Interest expense - discontinued operations                        --                   --
                                                       -------------    -----------------    -------------

Income tax benefit - continuing operations                        --                   --               --
Income tax benefit - discontinued operations                      --                   --               --
                                                       -------------    -----------------    -------------

Net Loss from continuing operations                       (7,503,091)           7,503,091               --
                                                       -------------    -----------------    -------------
Net Loss from discontinued operations                             --           (7,503,091)      (7,503,091)
                                                       -------------    -----------------    -------------

Net loss                                               $  (7,503,091)   $              --    $  (7,503,091)
                                                       =============    =================    =============

NET LOSS PER SHARE, BASIC AND DILUTED:
     Loss from Continuing Operations                   $       (0.74)   $            0.74    $          --
                                                       =============    =================    =============
     Loss from Discontinued Operations                 $          --    $           (0.74)   $       (0.74)
                                                       =============    =================    =============

     Weighted average shares outstanding                  10,073,373           10,073,373       10,073,373
                                                       =============    =================    =============


                                                     58


                                 PROPOSAL NO. 2

                      PROPOSAL TO CHANGE THE COMPANY'S NAME

A requirement of the Asset Purchase Agreement is that the Company change its name from Ivivi Technologies, Inc. to "Montvale Technologies, Inc." or such other name as is approved by the regulatory authorities having jurisdiction. Shareholders will not be required to submit their stock certificates for exchange. The proposed name change and the amendment to the Company's restated certificate of incorporation, even if approved by the shareholders at the special meeting, will only be filed with the office of the Secretary of State of New Jersey, and will therefore only become effective, if the transactions contemplated by the Asset Purchase Agreement are consummated.

The affirmative vote of the votes cast in person or by proxy at the special meeting is required to approve the amendment to the Company's restated certificate of incorporation to change the name to "Montvale Technologies, Inc."

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2, THE PROPOSAL TO CHANGE THE COMPANY'S NAME.

                                 PROPOSAL NO. 3:

     APPROVAL OF OUR DISSOLUTION AND THE PLAN OF DISSOLUTION AND LIQUIDATION

GENERAL


Our board is proposing our dissolution and the plan of liquidation for approval by our shareholders at the Special Meeting. Our board approved the right to dissolve and the plan of liquidation by unanimous vote on December __, 2009 in the event it is unable to locate a purchaser for the "shell" company, find a suitable business alternative or continue to provide technology services on a contract basis within six months after the sale of the business under the terms of the Asset Purchase Agreement. A copy of the plan of liquidation is attached as Annex E to this proxy statement. Certain material features of the plan of liquidation are summarized below. Shareholders should read the plan of liquidation in its entirety.

If our shareholders approve our dissolution and the plan of liquidation, our board will have the right but not the obligation to file a Certificate of Dissolution of the Company with the Department of Treasury of the State of New Jersey. We expect that the board will file a Certificate of Dissolution unless we can locate a purchaser for the "shell" company or find a suitable business alternative within six months following the closing of transactions contemplated by the Asset Purchase Agreement. In the event our board elects to file a Certificate of Dissolution, we will thereafter conduct business operations only to the extent necessary to wind up our business affairs, terminate commercial agreements and relationships and withdraw from any jurisdiction in which we are qualified to do business, sell our remaining assets, if any, settle and pay or attempt to adequately provide for the payment of all of our liabilities, establish a contingency reserve designed to settle and pay any additional liabilities, including contingent liabilities and expenses of the dissolution and liquidation and make distributions to shareholders, to the extent there are any remaining assets, which we do not expect, in accordance with the plan of liquidation.


Our board may, at any time, retain one or more third parties to assist and/or complete the plan of liquidation and the liquidation. These third parties may involve a liquidating trust, which, if created, would succeed to all of the assets transferred to it, and would assume related liabilities and obligations. Our board may appoint one or more of our directors or officers or third parties to act as trustee or trustees of such liquidating trust. Your approval of our dissolution and the plan of liquidation will also constitute your approval of any such transfer and timeframe and the appointment of such trustees, as well as the board's right to abandon any such dissolution and liquidation in the event it locates a purchaser for the "shell" company or another business alternative.

During the liquidation of our assets, we may pay to our officers, directors, employees and agents, or any of them, including, but not limited to, lawyers, accountants, auditors, tax advisors and other professionals, compensation for services rendered in connection with the implementation and execution of the plan of liquidation. Your approval of our dissolution and the plan of liquidation will constitute your approval of the payment of any such compensation.

BACKGROUND AND REASONS FOR THE PROPOSED DISSOLUTION AND THE PLAN OF LIQUIDATION

A discussion of the business, the background of the sale of our assets pursuant to the Asset Purchase Agreement and strategic alternatives is located on page __ under "Proposal No.1 - Proposal to Sell the Business - Background of the Sale of the Business." As a result of the sale of our assets under the Asset Purchase Agreement, our board seeks the ability to dissolve and liquidate the company in the event it is unable to locate a purchaser for the "shell" company or find a suitable business alternative.

DESCRIPTION OF PLAN OF LIQUIDATION

In the event the board elects to dissolve and file a Certificate of Dissolution, the plan of liquidation would provide that the company will be dissolved in accordance with the Business Corporation Act of New Jersey, or the Business Corporation Act, and will continue its activities thereafter solely for the purposes of preserving the value of its assets, winding up its affairs, paying its liabilities and distributing the balance of its net assets, if any, to its shareholders.

Pursuant to the plan of liquidation, we will be authorized to sell, license or otherwise dispose of all of our remaining assets to the extent and at such times and for such consideration as the board deems in our best interests. No further vote of shareholders will be required in connection with the sale of assets, unless required by New Jersey law. We will pay our debts and claims owing to us (and not sold under the Asset Purchase Agreement) to the extent feasible and cost efficient.

The plan of liquidation will require us to settle and pay, or make reasonable provision to pay (to the extent of our remaining assets), all liabilities which are now known to or later identified by us, and to establish a reserve reasonably likely to be sufficient to satisfy claims against us, including claims pursuant to existing and future lawsuits. We also must reserve funds sufficient to pay the estimated expenses to complete the dissolution and liquidation.

Our board may, at its option, elect to follow procedures set forth in Section 14A:12-12 of the Business Corporation Act, which provides that we may give notice of the dissolution to all persons having a claim against us pursuant to
Section 14A:12-12 of the Business Corporation Act, and settle and pay, or make adequate provision for payment of, all claims made against us and not rejected. Any creditor who does not make a claim pursuant to the notice given will be barred forever from suing on such claim, unless the creditor can show good cause for not having previously filed his claim.

Any proceeds remaining after payment of liabilities and making the provisions for known and unknown contingent claims as set forth above will be distributed to the shareholders in proportion to their shareholdings. Such distributions may occur in a single distribution or in series of distributions in such amounts and at such times as our board, or if a liquidating trust is utilized as described below, the trustee or trustees of the trust determine. HOWEVER, AS STATED IN THIS PROXY STATEMENT, WE DO NOT EXPECT TO HAVE ANY REMAINING ASSETS TO DISTRIBUTE TO OUR SHAREHOLDERS FOLLOWING A LIQUIDATION.

The plan of liquidation provides that our board may at any time transfer our assets and liabilities to a liquidating trust which would then have responsibility for disposing assets, settling and paying liabilities and making distributions to shareholders, if any. Such a transfer would be pursuant to a liquidating trust agreement with a trustee or trustees on such terms and conditions as may be approved by our board. Our board would appoint the trustee or trustees, which could be an officer or director of the company. Shareholder approval of the dissolution and the plan of liquidation will also constitute shareholder approval of any of the board's trustee appointments and of any liquidating trust agreement. In the event of a transfer of assets to a liquidating trust, we would distribute, pro rata to our shareholders, beneficial interests in the trust. Although the recipients of such interests would be treated for United States federal tax purposes as having received their pro rata share of property transferred to the liquidating trust and having contributed such property to the liquidating trust and will thereafter take into account for United States federal tax purposes their allocable portion of any income, gain or loss realized by the trust, the recipients of interests will not receive the value thereof unless and until the trust distributes cash or other assets to them.

Costs during the period after our shareholders' approval of the dissolution and the plan of liquidation will include wind-down costs of our business and operations and related operating costs and administrative costs, including legal, accounting, financial, tax and other professional advisory fees incurred during the wind-up phase. The plan of liquidation authorizes our board, in its discretion, to pay compensation to officers, directors, employees, agents and representatives, including legal, accounting, financial, tax and other professional advisors, in connection with carrying out the plan of liquidation. If the board determines, particularly in light of the familiarity and experience with us of our current officers, to continue the employment of or otherwise retain one or more of such officers in connection with carrying out the plan of liquidation, such person(s) would receive compensation which our board determines is appropriate in light of their ongoing duties. Shareholder approval of our dissolution and the plan of liquidation will also constitute shareholder approval of any decision by our board to continue to employ or otherwise retain one or more of our officers to carry out the plan of liquidation. The person(s) or entities who or which are retained to carry out the wind-up of our affairs and otherwise implement and execute the plan of liquidation will be responsible for performing their duties in a manner intended to result in the maximum amount of cash distributions being made to our shareholders, if any, as soon as reasonably practicable, consistent with the discharge of or adequate provision for our then existing liabilities and any contingent liabilities, now known or later identified.

In addition, shareholder approval of our dissolution and the plan of liquidation will also constitute shareholder approval of any decision by our board to abandon the dissolution and liquidation of the company.

We will continue to indemnify our officers, directors and employees in accordance with our certificate of incorporation and any contractual arrangements that currently exist with respect to acts or omissions of such persons in connection with the approval, implementation and execution of the plan of liquidation and have purchased and will maintain director and officer liability insurance policies and/or "tail" insurance policies for the benefit of our current, former and future directors and officers.

Under New Jersey law, in the event we fail to create an adequate contingency reserve for payment of our expenses and liabilities, or should such contingency reserve and the assets held by the liquidating trust be exceeded by the amount ultimately found payable in respect of expenses and liabilities, each shareholder could be held liable for the payment to creditors of such shareholder's pro rata share of such excess, limited to the amounts theretofore received by such shareholder from us or from the liquidating trust in connection with the liquidation. Under New Jersey law, creditors are barred from suing a shareholder on any claim or enforcing a claim against a shareholder, unless that claim was filed against the shareholder within 5 years after the corporation was dissolved.

LIQUIDATION ANALYSIS AND ESTIMATES


We have estimated that following the closing of the transactions contemplated by the Asset Purchase Agreement, we will have approximately $414,000 of assets and $1,567,000 of liabilities as set forth in section entitled "Unaudited Condensed Consolidated Financial Information" in this proxy statement. There can be no assurance, however, that we will incur costs or be able to settle our liabilities or dispose of our assets within the indicated ranges, or at all. Due to our limited remaining cash, we have not sought independent appraisals for our assets and liabilities.


The method we used in estimating the values and value ranges of our assets other than cash and cash equivalents is inexact and may not approximate values actually realized. In addition, our estimates of our liabilities and operating costs are subject to numerous uncertainties beyond our control and also do not attempt to estimate, quantify or otherwise reflect any unknown liabilities or contingent liabilities that may materialize. For these reasons, the amounts set forth above could vary significantly from amounts actually realized in the final disposition.

Since the final terms of any disposition of assets as actually realized in future fiscal periods pursuant to the plan of liquidation is not determinable at the date of this filing and all liabilities and potential costs of liquidation are also not identifiable or finally resolved at the date of this filing, as such, we have concluded that pro forma financial information concerning the plan of liquidation cannot be construed as final as presented, and reflects our best estimates of the pro forma liabilities exceeding pro forma assets.

INTERESTS OF CERTAIN OFFICERS AND DIRECTORS IN THE DISSOLUTION AND PLAN OF LIQUIDATION.

In considering our board's recommendation to approve the dissolution and the plan of liquidation, you should be aware that our officers and directors have interests that may be different from or in addition to your interests as a shareholder.

See "Proposal No. 1 - Interests of Certain Officers and Directors" for a detailed discussion of the interests of such person.

There will be no accelerated vesting of options as a result of approval by shareholders, and implementation, of our dissolution and the plan of liquidation.

While no determination has yet been made by our board regarding the continuation of or retention of one or more employees, or the retention of other persons or entities, to carry out the wind-up of our affairs and otherwise implement and execute the plan of liquidation, the plan of liquidation authorizes our board, in its discretion, to pay compensation to officers, directors, employees, agents and representatives in connection with carrying out the plan of liquidation. If the board determines, particularly in light of the familiarity and experience with us of our current officers, to continue the employment of or otherwise retain one or more of such officers in connection with carrying out the plan of liquidation, such person(s) would receive compensation which the board determines is appropriate in light of their ongoing duties.

In connection with the plan of liquidation, we intend to continue to indemnify our directors and officers and have purchased and will maintain a director and officer liability insurance policy and/or "tail" insurance policy for the benefit of our current, former and future directors and officers.

REGULATORY APPROVALS

Except for the requirements of New Jersey law and the Exchange Act, no other federal or state regulatory requirements must be complied with or approvals obtained in connection with the dissolution and liquidation of the company in accordance with the plan of liquidation.

DISSENTING SHAREHOLDERS' RIGHTS

Under New Jersey law, our shareholders are not entitled to appraisal rights for their shares of common stock with respect to the dissolution and plan of liquidation.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following discussion is a general summary of certain United States federal income tax consequences to our shareholders that are anticipated to result from our liquidation and dissolution. This discussion does not purport to be a complete analysis of all the potential tax effects. Moreover, the discussion does not address the tax consequences that may be relevant to particular categories of investors subject to special treatment under the federal income tax laws (such as dealers in securities, banks, insurance companies, tax-exempt organizations, mutual funds, foreign persons and persons who acquired their stock upon the exercise of employee stock options or otherwise as compensation). It also does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction. The discussion is based upon the Internal Revenue Code of 1986, as amended, Treasury regulations, rulings of the Internal Revenue Service, or IRS, and judicial decisions now in effect, all of which are subject to change at any time, possibly with retroactive effect. Distributions pursuant to the plan of liquidation may occur at various times and in more than one tax year. No assurance can be given that the tax treatment described herein will remain unchanged at the time of such distributions.

The following discussion has no binding effect on the IRS or the courts and assumes that we will liquidate in accordance with the plan of liquidation in all material respects. No ruling has been requested from the IRS with respect to the anticipated tax treatment of the plan of liquidation, and we will not seek an opinion of counsel with respect to such anticipated tax treatment.

As a result of our liquidation, as described in more detail below, for federal income tax purposes, shareholders generally will recognize gain or loss equal to the difference between (i) the sum of the amount of cash distributed to them and the aggregate fair market value, at the time of distribution, of any property distributed to them (including transfers of assets to a liquidating trust), and
(ii) their tax basis in their shares of our capital stock.

A shareholder's gain or loss will be computed on a "per share" basis. We may make more than one liquidating distribution, each of which will be allocated proportionately to each share of stock owned by a shareholder. The value of each liquidating distribution will be applied against and reduce a shareholder's tax basis in his or her shares of stock. Gain will be recognized as a result of a liquidating distribution to the extent that the aggregate amount of cash and value of that distribution and prior liquidating distributions received by a shareholder with respect to a share exceeds his or her tax basis in that share. Any loss generally may be recognized only when the final distribution from us has been received and then only if the amount of cash and aggregate value of all liquidating distributions with respect to a share is less than the shareholder's tax basis in that share. Gain or loss recognized by a shareholder will be capital gain or loss, provided the shares are held as capital assets, and will be long-term capital gain or loss if the shareholder's holding period for the shares exceeds one year. If it were to be determined that distributions made pursuant to the plan of liquidation were not liquidating distributions, the result could be treatment of distributions as dividends taxable at ordinary income rates if we were to have any current or accumulated earnings and profits for federal income tax purposes (which we do not expect to have).

Upon any distribution of property, the shareholder's tax basis in such property immediately after the distribution will be its fair market value at the time of distribution. The gain or loss realized upon the shareholder's future sale of that property will be measured by the difference between the shareholder's tax basis in the property at the time of such sale and the amount realized from such sale.

After the close of each taxable year, we will provide shareholders and the IRS with a statement of the amount of cash distributed to shareholders and, if applicable, our best estimate as to the value of any property distributed to them during that year. There is no assurance that the IRS will not challenge that valuation. As a result of such a challenge, the amount of gain or loss recognized by shareholders might be changed.

It is possible that we will have liabilities not fully covered by our contingency reserve for which the shareholders will be liable up to the extent of any liquidating distributions they have received. This liability could require a shareholder to satisfy a portion of this liability out of prior liquidating distributions received from us and a liquidating trust. Payments by shareholders in satisfaction of these liabilities generally would produce a capital loss, which, in the hands of individual shareholders, could not be carried back to prior years to offset any capital gains recognized from liquidating distributions in those years.

CONSEQUENCES TO WARRANT AND OPTION HOLDERS

Since we do not expect to have any remaining assets to distribute to our shareholders, we do not expect that option and warrant holders will receive any distributions upon liquidation and dissolution.

LIQUIDATING TRUST

If we transfer assets to a liquidating trust, a shareholder generally should be treated for federal income tax purposes as having received a pro rata share of the property transferred to the liquidating trust, reduced by the amount of known liabilities assumed by the liquidating trust or to which the property transferred is subject, and having contributed such assets and liabilities to the liquidating trust. Our transfer of assets to a liquidating trust will cause a shareholder to be treated in the same manner for federal income tax purposes as if the shareholder had received a distribution directly from us. The liquidating trust should not be subject to federal income tax, assuming that it is treated as a liquidating trust for federal income tax purposes. After formation of the liquidating trust, a shareholder must take into account for federal income tax purposes the shareholder's allocable portion of any income, gain or loss recognized by the liquidating trust. As a result of our transfer of assets to the liquidating trust and the ongoing operations of the liquidating trust, shareholders may be subject to tax, whether or not they have received any actual distributions from the liquidating trust with which to pay such tax. There can be no assurance that the liquidating trust described in the plan of liquidation will be treated as a liquidating trust for federal income tax purposes.

TAXATION OF NON-UNITED STATES SHAREHOLDERS

Foreign corporations or persons who are not citizens or residents of the United States should consult their tax advisors with respect to the U.S. and non-U.S. tax consequences of the plan of liquidation.

STATE AND LOCAL TAX

Shareholders may also be subject to state or local taxes and should consult their tax advisors with respect to the state and local tax consequences of the plan of liquidation.

The foregoing summary of United States federal income tax consequences is included for general information only and does not constitute legal advice to any shareholder. The tax consequences of the plan of liquidation may vary depending upon the particular circumstances of each shareholder. Each shareholder should consult his or her own tax advisor regarding the federal income tax consequences of the plan of liquidation as well as any state, local, and foreign tax consequences.

VOTE REQUIRED AND BOARD RECOMMENDATIONS

Approval of our dissolution and the plan of liquidation requires the affirmative vote of a majority of the votes cast at a meeting duly called at which a quorum is present. Members of our current board and our executive officers who held as of November __, 2009, the record date for determining shareholders entitled to notice of and to vote at the Special Meeting, an aggregate of 5,818,826 shares of common stock (approximately 51.3% of the outstanding shares of common stock as of such date) have indicated that they will vote all of their shares in favor of the proposal.

Our Board of Directors believes that the dissolution of the company and the plan of liquidation are in the best interests of our shareholders and recommends a vote for this proposal. It is intended that shares represented by the enclosed form of proxy will be voted IN FAVOR of this proposal unless otherwise specified in such proxy. NOTWITHSTANDING THE FOREGOING, EVEN IF OUR SHAREHOLDERS APPROVE OUR DISSOLUTION AND PLAN OF LIQUIDATION, OUR BOARD WILL HAVE THE RIGHT TO ABANDON SUCH DISSOLUTION OF PLAN OF LIQUIDATION IF IT DETERMINES THAT SUCH ACTION IS NOT IN THE BEST INTERESTS OF SHAREHOLDERS AND SHAREHOLDER APPROVAL OF OUR DISSOLUTION AND THE PLAN OF LIQUIDATION WILL ALSO CONSTITUTE SHAREHOLDER APPROVAL OF ANY DECISION BY OUR BOARD TO ABANDON SUCH DISSOLUTION AND LIQUIDATION OF THE COMPANY.

                                 PROPOSAL NO. 4

                     PROPOSAL TO ADJOURN THE SPECIAL MEETING

Although it is not currently expected, the special meeting may be adjourned or postponed for the purpose of soliciting additional proxies to approve Proposal No. 1 and Proposal No. 2. Any adjournment may be made without notice, other than by an announcement made at the special meeting of the time, date and place of the adjourned meeting. Approval of Proposal No. 4, if necessary or appropriate, for the purpose of soliciting additional proxies to approve Proposal No. 1 and Proposal No. 2 requires, assuming a quorum is present, the affirmative vote of holders of a majority of the votes cast at the special meeting. If a quorum is not present at the special meeting, the shareholders entitled to vote at the meeting may adjourn the meeting until a quorum shall be present. Any signed proxies received by us in which no voting instructions are provided on this matter will be voted "FOR" the Proposal No. 4, if necessary or appropriate, to solicit additional proxies to approve Proposal No. 1 and Proposal No. 2. In addition, when any meeting is convened, the presiding officer, if directed by our board of directors, may adjourn the meeting if (i) no quorum is present for the transaction of business or (ii) our board of directors determines that adjournment is necessary or appropriate to enable the shareholders to consider fully information which our board of directors determines has not been made sufficiently or timely available to shareholders or otherwise to exercise effectively their voting rights. Any adjournment or postponement of the special meeting for the purpose of soliciting additional proxies will allow our shareholders who have already sent in their proxies to revoke them at any time prior to their use at the special meeting as adjourned or postponed.

Notwithstanding the forgoing, in connection with the signing of the Asset Purchase Agreement, Buyer, the Company and certain shareholders of the Company, who have the power to vote approximately 39.6% (and together with the Company's common stock held by Steven M. Gluckstern, approximately 51.3%) of the Company's common stock, each entered into a voting agreement. Pursuant to the voting agreement, the signatory shareholders agreed to vote their shares of the Company's common stock in favor of the transactions contemplated by the Asset Purchase Agreement. As a result, we already have the votes necessary to approve the sale of the Business and to approve the Proposal to Change the Company's Name. As a result, we do not expect that we will need to adjourn the meeting.

APPRAISAL OR DISSENTERS' RIGHTS

Yes, holders of shares of our common stock will be eligible for appraisal rights under New Jersey law. For a further discussion of appraisal rights see "Appraisal and Dissenter's Rights" beginning on page [___] of this proxy statement. A copy of the New Jersey statutory appraisal rights is attached to this proxy statement as ANNEX C. Please read it carefully.

VOTE REQUIRED TO APPROVE PROPOSAL NO. 4

Approval of Proposal No. 4 will require the affirmative vote of a majority of the votes cast at the meeting at which a quorum representing a majority of all outstanding shares of our common stock is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum; and abstentions and broker non-votes will not have any effect on the outcome of this proposal.

RECOMMENDATION OF OUR BOARD OF DIRECTORS

The Company's Board of Directors unanimously recommends that you vote "FOR" the Proposal to Adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information regarding ownership of shares of our common stock, as of November 14, 2009:

      o by each person known by us to be the beneficial owner of 5% or more of our common stock;

      o     by each of our directors and executive officers; and

      o     by all of our directors and executive officers as a group.

Except as otherwise indicated, each person and each group shown in the table below has sole voting and investment power with respect to the shares of common stock indicated. For purposes of the table below, in accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner of any shares of our common stock over which he or she has or shares, directly or indirectly, voting or investment power or of which he or she has the right to acquire beneficial ownership at any time within 60 days. As used in this proxy statement, "voting power" is the power to vote or direct the voting of shares and "investment power" includes the power to dispose or direct the disposition of shares. Common stock beneficially owned and percentage ownership as of November 14, 2009 were based on 11,241,033 shares outstanding. Unless otherwise indicated, the address of each beneficial owner is c/o Ivivi Technologies, Inc., 135 Chestnut Ridge Road, Montvale, NJ 07645.

                                                                         SHARES BENEFICIALLY
                                                                                 OWNED

NAME OF BENEFICIAL OWNER, OFFICERS AND DIRECTORS                           NUMBER          %
-----------------------------------------------------------------    ---------------------------
ADM Tronics Unlimited, Inc. (1)                                            3,250,000     28.9%
Andre' A. DiMino (1) (2)                                                     813,793      6.9%
David Saloff (3)                                                             763,124      6.6%
Ken Abramowitz (4)                                                           194,706      1.7%
Steven Gluckstern (5)                                                      7,816,514     58.8%
Pamela Newman (6)                                                             46,666        *
Jeff Tischler (7)                                                             46,666        *
Emigrant Capital Corp. (8)                                                23,936,222     68.1%
Sherleigh Associates, Inc. Profit Sharing Plan (9)                           635,268      5.4%
All directors and executive officers as a group (8 Persons) (10)           7,959,846     59.8%

----------------------------------

* Less than 1%.

(1) Andre' A. DiMino, our Vice Chairman and Executive Vice President and Chief Technology Officer, has the right to vote approximately 26% of the outstanding common stock of ADM Tronics Unlimited, Inc. In addition, Mr. DiMino, together with other members of the DiMino family, has the right to vote approximately 39% of the outstanding common stock of ADM Tronics Unlimited, Inc. As a result, Mr. DiMino has voting and investment control over the shares of Ivivi held by ADM Tronics Unlimited, Inc.

(2) Represents: (i) 626,918 shares of common stock issuable upon exercise of options that are exercisable within 60 days of November 14, 2009 and (ii) 186,875 shares of common stock owned of record by Mr. DiMino, which includes 16,250 shares of common stock subject to a share purchase right agreement among Mr. DiMino, David Saloff, Edward J. Hammel, Sean Hagberg, Ph.D., Arthur Pilla, Ph.D. and Steven Gluckstern pursuant to which Mr. Gluckstern has the right to purchase such shares from Mr. DiMino during the period from November 8, 2005 to November 8, 2010. Mr. DiMino's shares are subject to that certain voting agreement by and among the Company, Mr. Gluckstern and the other shareholders signatory thereto (the "Voting Agreement"), pursuant to which Mr. DiMino agreed to vote his shares of the Company's common stock in favor of the transactions contemplated by the Asset Purchase Agreement. The Voting Agreement grants Mr. Gluckstern an irrevocable proxy to vote such shares in accordance with the terms of the Voting Agreement. Excludes 80,000 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of November 14, 2009.

(3) Represents: (i) 365,000 shares of common stock issuable upon exercise of options that are exercisable within 60 days of November 14, 2009; and (ii) 398,124 shares of common stock owned of record by Mr. Saloff, which includes 30,875 shares of common stock subject to a share purchase right agreement among Mr. Saloff, Mr. DiMino, Mr. Hammel, Dr. Hagberg, Dr. Pilla and Mr. Gluckstern pursuant to which Mr. Gluckstern has the right to purchase such shares from Mr. Saloff during the period from November 8, 2005 to November 8, 2010. Mr. Saloff's shares are subject to the Voting Agreement. Excludes 80,000 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of November 14, 2009.


(4) Represents: (i) 49,020 shares of common stock beneficially owned by Kenneth
S. Abramowitz & Co., Inc., an investment fund wholly-owned by Mr. Abramowitz;
(ii) 49,020 shares of common stock underlying warrants beneficially owned by Kenneth S. Abramowitz & Co., Inc., an investment fund wholly-owned by Mr. Abramowitz, that are exercisable within 60 days of November 14, 2009; (iii) 50,000 shares of common stock owned of record by Mr. Abramowitz and (iv) 46,666 shares of common stock issuable upon exercise of options to purchase shares of our common stock that are exercisable within 60 days of November 14, 2009. The shares beneficially owned by Mr. Abramowitz and Kenneth S. Abramowitz & Co. are subject to the Voting Agreement. Excludes 13,334 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of November 14, 2009.


(5) Represents: (i) 196,078 shares of common stock held by Ajax; (ii) 1,124,103 restricted shares of common stock issued pursuant to the Company's 2009 Equity Incentive Plan; (iii) 81,250 shares of common stock issuable upon exercise of rights to purchase an aggregate of up to 81,250 shares of common stock during the period from November 8, 2005 to November 8, 2010 granted by certain shareholders of the Company pursuant to a share purchase right agreement; and
(iv) 775,000 shares of common stock issuable upon exercise of options to purchase shares of common stock. Also includes shared voting power with respect to (i) 3,250,000 shares of common stock held by ADM Tronics Unlimited, Inc.,
(ii) 813,793 shares of common stock held by Andre' A. DiMino (including 626,918 shares of common stock issuable upon exercise of options that are exercisable within 60 days of November 14, 2009, which options are out-of-the-money and, given the current trading share price and the Company's financial condition, are highly unlikely to be exercised), (iii) 763,124 shares of common stock held by David Saloff (including 365,000 shares of common stock issuable upon exercise of options that are exercisable within 60 days of the date of November 14, 2009, which options are out-of-the-money and, given the current trading share price and the Company's financial condition, are highly unlikely to be exercised),
(iv) 240,500 shares of common stock held by Arthur Pilla, Ph.D. (including 13,000 shares of common stock issuable upon exercise of options that are exercisable within 60 days of November 14, 2009, which options are out-of-the-money and, given the current trading share price and the Company's financial condition, are highly unlikely to be exercised), (v) 132,000 shares of common stock held by Berish Strauch, M.D., (vi) 186,563 shares of common stock held by Sean Hagberg, Ph.D. (including 85,000 shares of common stock issuable upon exercise of options that are exercisable within 60 days from of the date of November 14, 2009, which options are out-of-the-money and, given the current trading share price and the Company's financial condition, are highly unlikely to be exercised), (vii) 156,063 shares of common stock held by Ed Hammel (including 52,500 shares of common stock issuable upon exercise of options that are exercisable within 60 days of November 14, 2009, which options are out-of-the-money and, given the current trading share price and the Company's financial condition, are highly unlikely to be exercised); and (viii) 98,040 shares of common stock held by Kenneth S. Abramowitz & Co. (including 49,020 shares of common stock issuable upon exercise of a warrant that is exercisable within 60 days of November 14, 2009, which warrant is out-of-the-money and, given the current trading share price and the Company's financial condition, is highly unlikely to be exercised). All such shares of common stock (including the shares of common stock issuable upon exercise of any options and warrants) are subject to the Voting Agreement, pursuant to which Mr. Gluckstern has the right to vote such shares of common stock as described in this proxy statement. Mr. Gluckstern expressly disclaims beneficial ownership of such shares of common stock beneficially owned by the other parties to the Voting Agreement.

(6) Represents: 46,666 shares of our common stock issuable upon exercise of options to purchase shares of our common stock issuable upon exercise of options to purchase shares of our common stock that that are exercisable within 60 days of November 14, 2009. Excludes 13,334 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of November 14, 2009.

(7) Represents: 46,666 shares of our common stock issuable upon exercise of options to purchase shares of our common stock issuable upon exercise of options to purchase shares of our common stock that that are exercisable within 60 days of November 14, 2009. Excludes 13,334 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of November 14, 2009.


(8) Represents: (i) 23,179 shares of the Company's common stock; (ii) a maximum of 10,869,565 shares of the Company's common stock that may become issuable upon conversion of the convertible note held by Emigrant; and (iii) a maximum of 13,043,478 shares of the Company's common stock that may become issuable upon exercise of the warrant held by Emigrant. The ownership percentage represents Emigrant's ownership on a fully diluted basis after issuance of additional shares to reflect the exercise of the warrants. Emigrant Capital Corp. is a wholly-owned subsidiary of Emigrant Bank ("EB"), which is a wholly-owned subsidiary of Emigrant Bancorp, Inc. ("EBI"), which is a wholly-owned subsidiary of New York Private Bank & Trust Corporation ("NYPBTC"). The Paul Milstein Revocable 1998 Trust (the "Trust") owns 100% of the voting stock of NYPBTC, EB, EBI, and NYPBTC and the Trust may be deemed to be the beneficial owners of the interests of the Company owned by Emigrant. The trustee of the Trust is __________________________ and has voting and investment control over such securities.


(9) Represents: (i) 118,400 shares of common stock beneficially owned by Sherleigh Associates Inc. Profit Sharing Plan; and (ii) 516,869 shares of common stock underlying warrants held by Sherleigh Associates Defined Profit Sharing Plan. Jack Silver is trustee of the Sherleigh Associates, Inc. Profit Sharing Plan and has voting and investment control over such securities. The address for the reporting person is SIAR Capital LLC, 660 Madison Avenue, New York, New York, 10021. The foregoing information was derived from a schedule 13G /A, which was filed on behalf of the reporting person on February 17, 2009.

(10) See footnotes (1) through (5) and (7).

                      MARKET PRICE AND DIVIDEND INFORMATION

      The Company's common stock was quoted in the NASDAQ Capital Market under the symbol "IVVI" until June 23, 2009. Due to the Company's failure to meet certain listing requirements, including a minimum of $2,500,000 in stockholder's equity, the Company's common stock was delisted from the NASDAQ Capital Market and now trades on the OTC Bulletin Board operated by the National Association of Securities Dealers, Inc., under the symbol "IVVI.OB." This change could result in a less liquid market available for existing and potential shareholders to trade shares of the Company's common stock and could ultimately further depress the trading price of its common stock.

      The following table sets forth for the periods indicated the high and low sales bid information per share of the Company's common stock, as reported by the NASDAQ Capital Market until June 2009 and by the OTC Bulletin Board thereafter.

                                                                    BID INFORMATION
                                                           --------------------------------
      PERIOD                                                    HIGH              LOW
                                                           ---------------  ---------------
      Third Quarter (Oct. 1 - November 14, 2009)           $          0.13  $          0.05
      Second Quarter (July 1 - Sept. 30, 2009)             $          0.24  $          0.04
      First Quarter (April 1 - June 30, 2009)              $          0.34  $          0.12

      YEAR ENDED MARCH 31, 2009
      Fourth Quarter (Jan. 1 - Mar. 31, 2009)              $          0.39  $          0.12
      Third Quarter (Oct. 1 - Dec. 31, 2008)               $          1.07  $          0.11
      Second Quarter (July 1 - Sept. 30, 2008)             $          2.18  $          0.30
      First Quarter (April 1 - June 30, 2008)              $          3.54  $          1.51

      YEAR ENDED MARCH 31, 2008
      Fourth Quarter (Jan. 1 - Mar. 31, 2008)              $          5.75  $          3.15
      Third Quarter (Oct. 1 - Dec. 31, 2007)               $          6.64  $          3.50
      Second Quarter (July 1 - Sept. 30, 2007)             $          5.40  $          3.00
      First Quarter (April 1 - June 30, 2007)              $          6.05  $          4.05

As of the record date, the Company had issued and outstanding 11,241,033 common shares held by approximately 33 holders of record.

There have been no dividends issued by the Company since its inception.

                 SHAREHOLDERS' PROPOSALS FOR NEXT ANNUAL MEETING

Shareholder proposals to be presented at our 2009 Annual Meeting of Shareholders, for inclusion in our proxy statement and form of proxy relating to that meeting, must be received by us at our principal executive offices, 135 Chestnut Ridge Road, Montvale, NJ 07645, addressed to the Secretary, on or before November 12, 2009. If, however, our 2009 Annual Meeting of Shareholders is changed by more than thirty (30) days from the date of the annual meeting, the deadline is a reasonable time before we begin to print and mail our proxy materials for the 2009 Annual Meeting of Shareholders. Such shareholder proposals must comply with our bylaws and the requirements of Regulation 14A of the Exchange Act.

Rule 14a-4 of the Exchange Act governs our use of our discretionary proxy voting authority with respect to a shareholder proposal that is not addressed in the proxy statement. With respect to our 2009 Annual Meeting of Shareholders, if we are not provided notice of a shareholder proposal prior to January 26, 2010, we will be permitted to use our discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

                                  OTHER MATTERS

As of the date of this proxy statement, the board of directors is not informed of any matters, other than those stated above, that may be brought before the meeting. The persons named in the enclosed form of proxy or their substitutes will vote with respect to any such matters in accordance with their best judgment.

By order of the Board of Directors,

                                                     /s/ Andre' A. Dimino
                                                     --------------------
                                                     Andre' A. DiMino
                                                     SECRETARY

                           Dated: November [__], 2009


A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2009 (EXCLUDING EXHIBITS) ACCOMPANIES THIS PROXY STATEMENT. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL OR AS A COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE.

                            IVIVI TECHNOLOGIES, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 31, 2009

The undersigned hereby appoints Andre' DiMino and Ed Hammel, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Ivivi Technologies, Inc. which the undersigned may be entitled to vote at the Special Meeting of Shareholders of Ivivi Technologies, Inc. to be held at the offices of Lowenstein Sandler, PC, 1251 Avenue of the Americas, 18th Floor, New York, New York 10020, on [____________, _________ ___, 2009 at 9:00 A.M. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" PROPOSAL NOS. 1, 2, 3 and 4, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

THE BOARD OF DIRECTORS RECOMMENDS A
VOTE "FOR" PROPOSAL NO. 1.

1. To approve the Proposal to Sell the Business.

                         |_| FOR |_| AGAINST |_| ABSTAIN


THE BOARD OF DIRECTORS RECOMMENDS
A VOTE "FOR" PROPOSAL NO. 2.

2. To approve the Proposal to Change the Company's Name.

                         |_| FOR |_| AGAINST |_| ABSTAIN


THE BOARD OF DIRECTORS RECOMMENDS
A VOTE "FOR" PROPOSAL NO. 3

3. To approve the Dissolution Proposal.

                         |_| FOR |_| AGAINST |_| ABSTAIN


THE BOARD OF DIRECTORS RECOMMENDS
A VOTE "FOR" PROPOSAL NO. 4.

4. To approve the Proposal to Adjourn the Special Meeting.

                         |_| FOR |_| AGAINST |_| ABSTAIN

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT MAY BE REVOKED PRIOR TO ITS EXERCISE.

RECEIPT OF NOTICE OF THE SPECIAL MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED, AND THE TERMS OF THE NOTICE AND PROXY STATEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS PROXY. THE UNDERSIGNED HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN FOR SAID MEETING OR ANY AND ALL ADJOURNMENTS, POSTPONEMENTS AND CONTINUATIONS THEREOF.

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

                          Address Change? Mark Box |_|
                             Indicate Changes Below:


===========================

Dated:__________________

===========================


                                  SIGNATURE(S)

 PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF THE STOCK IS REGISTERED IN THE NAMES OF TWO OR MORE PERSONS, EACH SHOULD SIGN. EXECUTORS, ADMINISTRATORS,
TRUSTEES, GUARDIANS AND ATTORNEYS-IN-FACT SHOULD ADD THEIR TITLES. IF SIGNER IS
   A CORPORATION, PLEASE GIVE FULL CORPORATE NAME AND HAVE A DULY AUTHORIZED
    OFFICER SIGN, STATING TITLE. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN
                     PARTNERSHIP NAME BY AUTHORIZED PERSON.


     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON [________ ___, 2009]. THIS PROXY STATEMENT,
THE ACCOMPANYING FORM OF PROXY CARD AND IVIVI TECHNOLOGIES, INC.'S ANNUAL REPORT
   ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2009, INCLUDING FINANCIAL
      STATEMENTS, ARE AVAILABLE AT HTTP://MATERIALS.PROXYVOTE.COM/46589F.

                                     ANNEX A
                                     -------

                            ASSET PURCHASE AGREEMENT

                                      AMONG

                            IVIVI TECHNOLOGIES, INC.
                                (AS THE COMPANY)


                             IVIVI TECHNOLOGIES, LLC
                                   (AS BUYER)

                                       AND

                                AJAX CAPITAL LLC
                       ONLY FOR PURPOSES OF SECTION 10.16
                                 (AS GUARANTOR)



                               SEPTEMBER 24, 2009

                                TABLE OF CONTENTS

                                                                            PAGE

ARTICLE I           SALE AND PURCHASE AND ASSUMPTION...........................2
   Section 1.1.     Sale and Purchase of Acquired Assets.......................2
   Section 1.2.     Excluded Assets............................................3
   Section 1.3.     Assumed Liabilities........................................4
   Section 1.4.     Excluded Liabilities.......................................4
   Section 1.5.     Company's Deliverables.....................................5
   Section 1.6.     Buyer's Deliverables.......................................6
   Section 1.7.     Nonassignable Assets.......................................6

ARTICLE II          PURCHASE PRICE; ALLOCATION OF PURCHASE PRICE...............7
   Section 2.1.     Payment of Purchase Price..................................7
   Section 2.2.     Allocation of Purchase Price...............................7

ARTICLE III         CLOSING; CLOSING DATE......................................7
   Section 3.1.     Closing; Closing Date......................................7

ARTICLE IV          REPRESENTATIONS AND WARRANTIES OF THE COMPANY..............8
   Section 4.1.     Qualification, Organization, etc...........................8
   Section 4.2.     Subsidiaries...............................................8
   Section 4.3.     Corporate Authority Relative to This Agreement;
                       No Violation............................................8
   Section 4.4.     Opinion of Financial Advisor...............................9
   Section 4.5.     Required Vote of the Company Shareholders..................9
   Section 4.6.     State Takeover Statutes...................................10
   Section 4.7.     Reports and Financial Statements..........................10
   Section 4.8.     No Undisclosed Liabilities................................10
   Section 4.9.     Material Contracts........................................11
   Section 4.10.    Compliance with Law.......................................11
   Section 4.11.    Proxy Statement; Other Information........................11
   Section 4.12.    Intellectual Property.....................................12
   Section 4.13.    Insurance.................................................12
   Section 4.14.    Finders or Brokers........................................12
   Section 4.15.    Warrants..................................................12
   Section 4.16.    Inventory.................................................12

ARTICLE V           REPRESENTATIONS AND WARRANTIES OF THE BUYER...............13
   Section 5.1.     Qualification; Organization...............................13
   Section 5.2.     Corporate Authority Relative to This Agreement;
                       No Violation...........................................13
   Section 5.3.     Proxy Statement; Other Information........................14
   Section 5.4.     Financing.................................................14
   Section 5.5.     Finders or Brokers........................................14
   Section 5.6.     Certain Arrangements......................................14
   Section 5.7.     Investigations; Litigation................................15
   Section 5.8.     Disclaimer................................................15

                                                                            PAGE

ARTICLE VI          COVENANTS AND AGREEMENTS..................................15
   Section 6.1.     Conduct of Business by the Company........................15
   Section 6.2.     Investigation.............................................18
   Section 6.3.     Solicitation..............................................18
   Section 6.4.     Filings; Other Actions....................................21
   Section 6.5.     Efforts...................................................22
   Section 6.6.     Takeover Statute..........................................23
   Section 6.7.     Public Announcements......................................24
   Section 6.8.     Shareholder Litigation....................................24
   Section 6.9.     Notification of Certain Matters...........................24
   Section 6.10.    Non-Competition and Non-Solicitation......................24
   Section 6.11.    Bulk Sales Law and Waiver.................................26
   Section 6.12.    Insurance.................................................26
   Section 6.13.    Use of Name...............................................27
   Section 6.14.    Further Assurances........................................27
   Section 6.15.    Additional Covenants of the Buyer.........................27

ARTICLE VII         CONDITIONS TO THE TRANSACTION.............................29
   Section 7.1.     Conditions to Each Party's Obligation to
                       Consummate the Transaction.............................29
   Section 7.2.     Conditions to Obligation of the Company to
                       Consummate the Transaction.............................29
   Section 7.3.     Conditions to Obligation of the Buyer to
                       Consummate the Transaction.............................29

ARTICLE VIII        TERMINATION...............................................30
   Section 8.1.     Termination or Abandonment................................30
   Section 8.2.     Termination Fee...........................................32

ARTICLE IX          INDEMNIFICATION...........................................32
   Section 9.1.     Indemnification of the Buyer by the Company...............32
   Section 9.2.     Indemnification of the Company by the Buyer...............32
   Section 9.3.     Procedure for Indemnification.............................33

ARTICLE X           MISCELLANEOUS.............................................34
   Section 10.1.    Survival of Representations and Warranties................34
   Section 10.2.    Expenses..................................................34
   Section 10.3.    Counterparts; Effectiveness...............................34
   Section 10.4.    Governing Law.............................................34
   Section 10.5.    Jurisdiction; Enforcement.................................35
   Section 10.6.    WAIVER OF JURY TRIAL......................................35
   Section 10.7.    Notices...................................................35
   Section 10.8.    Assignment; Binding Effect................................37
   Section 10.9.    Severability..............................................37
   Section 10.10.   Entire Agreement; No Third-Party Beneficiaries............37
   Section 10.11.   Amendments; Waivers.......................................37
   Section 10.12.   Headings..................................................38
   Section 10.13.   Interpretation............................................38
   Section 10.14.   No Recourse...............................................38

                                                                            PAGE

   Section 10.15.   Determinations by the Company.............................38
   Section 10.16.   Ajax's Guaranty...........................................38
   Section 10.17.   Certain Definitions.......................................39



EXHIBITS
Exhibit A       Bill of Sale and Assignment
Exhibit B       Intellectual Property Assignment
Exhibit C       Assumption Agreement

      ASSET PURCHASE AGREEMENT, dated September 24, 2009 (this "AGREEMENT"), by and among Ivivi Technologies, Inc., a New Jersey corporation (the "COMPANY"), Ivivi Technologies LLC, a Delaware limited liability company (the "BUYER") and, only for purposes of SECTION 10.16, Ajax Capital LLC, a Delaware limited liability company ("AJAX"). Certain other capitalized terms used herein are defined in SECTION 10.17 and throughout this Agreement.

                                    RECITALS

      WHEREAS, the Company is currently engaged in the business of designing, developing and commercializing certain proprietary early-stage medical electrotherapeutic technologies and engaged in sponsored research involving electrotherapeutic technologies (the "BUSINESS");

      WHEREAS, the Company wishes to sell, convey, assign and otherwise transfer to the Buyer, and the Buyer wishes to purchase and obtain the assignment from the Company, substantially all of the assets of the Company relating to the Business, and the Buyer wishes to assume certain liabilities of the Company relating to the Business, in each case as set forth in this Agreement and on the terms and subject to the conditions of this Agreement (the "TRANSACTION");

      WHEREAS, the Board of Directors of the Company (the "BOARD"), acting upon the unanimous recommendation of a Special Committee of the Board (the "SPECIAL COMMITTEE"), has unanimously (with the Chairman of the Board abstaining) (i) approved the execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby, including the Transaction, and (ii) resolved to recommend approval of this Agreement by the shareholders of the Company;

      WHEREAS, concurrently with the execution of this Agreement, as a condition and inducement to the Buyer's willingness to enter into this Agreement, the Buyer, the Company and certain shareholders of the Company are entering into a voting agreement of even date herewith (the "VOTING AGREEMENT"), pursuant to which such shareholders have agreed, subject to the terms thereof, to vote their respective shares of common stock, no par value, of the Company (the "COMPANY COMMON STOCK") in favor of approval of this Agreement and the transactions contemplated by this Agreement;

      WHEREAS, concurrently with the execution of this Agreement, as a condition and inducement to the Buyer's willingness to enter into this Agreement, the Company and Emigrant Capital Corp. ("EMIGRANT") are entering into an Amended and Restated Forbearance Agreement, of even date herewith (the "FORBEARANCE AGREEMENT"), pursuant to which Emigrant is providing the Company with an extension to allow for the repayment of the Company's indebtedness owed to Emigrant concurrently with the Closing; and

      WHEREAS, the Company and the Buyer desire to make certain representations, warranties, covenants and agreements in connection with the Transaction and the other transactions contemplated by this Agreement and also to prescribe certain conditions to the Transaction as specified herein.

      NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the Company and the Buyer hereby agree as follows:

                                   ARTICLE I
                        SALE AND PURCHASE AND ASSUMPTION

      Section 1.1. SALE AND PURCHASE OF ACQUIRED ASSETS. At the Closing, upon the terms and subject to the conditions of this Agreement, the Company will sell, transfer, convey and assign to the Buyer, and the Buyer will purchase and accept, free and clear of all Liens (except for Liens created by the Buyer), all of the right, title, benefit and interest of the Company in, to and under all of the assets relating to the Business, including all of the following assets, but excluding the Excluded Assets (collectively, the "ACQUIRED ASSETS"):

            (a)   FIXED ASSETS. Those assets of the Company set forth on
SCHEDULE 1.1(A);

            (b) INVENTORY. All inventory of the Company relating to the Business as of the Closing;

            (c) ACCOUNTS RECEIVABLE. All accounts receivable of the Company as of the Closing;

            (d) INTELLECTUAL PROPERTY. All Intellectual Property owned by the Company that is registered, issued or the subject of a pending application as set forth on SCHEDULE 1.1(D);

            (e) ASSUMED CONTRACTS. All Contracts listed and limited to those set forth on SCHEDULE 1.1(E) (the "ASSUMED CONTRACTS");

            (f) REGULATORY APPROVALS. All Regulatory Approvals, including all Regulatory Approvals from the United States Food and Drug Administration, of the Company set forth on SCHEDULE 1.1(F) to the extent such Regulatory Approvals are assignable under applicable Law;

            (g) RIGHTS UNDER THE COMPANY'S INSURANCE POLICIES. All rights, claims and credits of the Company arising under any of the Company's insurance policies (whether received prior to or following the Closing) solely in respect of any asset damaged, lost or condemned after the date hereof and which, if not so damaged, lost or condemned, would have been an Acquired Asset; and

            (h) OTHER ASSETS. All other property and equipment of the Company relating to the Business as set forth on SCHEDULE 1.1(H).

      At the Closing, the sale, transfer, conveyance, assignment and delivery of the Acquired Assets will be effected pursuant to the Bill of Sale and Assignment substantially in the form of EXHIBIT A and the Intellectual Property Assignment substantially in the form of EXHIBIT B and shall be transferred and conveyed to the Buyer at Closing free and clear of all Liens. Notwithstanding anything to the contrary contained in this Agreement, the transfer of the Acquired Assets will not include the assumption of any liability related to the Acquired Assets unless the Buyer expressly assumes that liability pursuant to SECTION 1.3 of this Agreement.

      Section 1.2. EXCLUDED ASSETS. The Buyer shall not acquire any right, title, benefit or interest in, to or under the following (the "EXCLUDED ASSETS"):

            (a) CASH AND CASH EQUIVALENTS. All cash and cash equivalents of the Company as of the Closing;

            (b) COMPANY'S ORGANIZATIONAL ASSETS. The Company's amended certificate of incorporation and by-laws, qualifications to conduct business as a foreign corporation, arrangements with registered agents relating to foreign qualifications, taxpayer and other identification numbers, tax returns, seals, minute books, stock transfer books and similar documents of the Company relating to the organization, maintenance and existence of the Company as a corporation;

            (c) LEASE AGREEMENT. The lease agreement between the Company and Mack-Cali East Lakemont LLC, dated June 18, 2007 (the "LEASE AGREEMENT");

            (d) OTHER CREDITS. Any rights to payments or payments (whenever received) from the surrender of net operating loss carryovers, tax credits, or similar tax benefits by the Company, including pursuant to the corporation business tax benefit certificate transfer program established by the New Jersey Economic Development Authority within the New Jersey Emerging Technology and Biotechnology Financial Assistance Program (N.J. Rev. Stat. Sec. 34:1B-7.42a);

            (e) RIGHTS, CLAIMS AND CREDITS. All rights, claims and credits of the Company to the extent relating to any other Excluded Asset or any Excluded Liability (as defined in SECTION 1.4), including any such rights, claims and credits arising under insurance policies and all guarantees, warranties, indemnities and similar rights in favor of the Company in respect of any other Excluded Asset or any Excluded Liability;

            (f) INSURANCE POLICIES. All insurance policies to which the Company is a party (for avoidance of doubt, any rights, claims and credits arising under any of the Company's insurance policies as contemplated under
SECTION 1.1(G), shall be deemed Acquired Assets); and

            (g)   OTHER ASSETS. Those assets of the Company set forth on
SCHEDULE 1.2(G).

      Section 1.3. ASSUMED LIABILITIES. Upon the terms and subject to the conditions of this Agreement, at the Closing, the Buyer will, effective as of the Closing, and from and after the Closing, assume and agree to pay, perform and discharge when due, all liabilities, obligations and commitments of the Company under the Assumed Contracts from and after the Closing in accordance with their terms (the "ASSUMED LIABILITIES"); PROVIDED, HOWEVER, that the Buyer shall not assume or agree to pay, discharge, satisfy and perform any liabilities arising (i) out of the Company's breach of or default under any of its obligations in relation to any of the Assumed Contracts occurring prior to the Closing or (ii) before the Closing. The assumption of the Assumed Liabilities by the Buyer will be effected pursuant to the Assumption Agreement substantially in the form of EXHIBIT C.

      Section 1.4. EXCLUDED LIABILITIES. Except for the Assumed Liabilities, the Buyer will not assume, be bound by or be deemed to have assumed, agreed to pay, perform, fulfill or discharge, and the Company will remain responsible for, any other duties, responsibilities, obligations or liabilities of the Company (whether or not related to the Business), whether known or unknown, fixed or contingent (the "EXCLUDED LIABILITIES"). For the avoidance of doubt, the Excluded Liabilities shall include, but shall not be limited to:

            (a) all liabilities relating to product liability or similar claims arising out of (i) the production or manufacture of any products of the Business prior to the Closing Date and (ii) the sale, marketing or use of such products assuming that the manufacture of such products occurred prior to the Closing;

            (b) all liabilities relating to the Excluded Assets (whether arising before, on or after the Closing);

            (c) all liabilities relating to any existing or future obligations of the Company under the Lease Agreement;

            (d) all liabilities relating to any of the Company's indebtedness owed to Emigrant;

            (e) all liabilities relating to the Assumed Contracts arising prior to the Closing;

            (f) all liabilities relating to any Hazardous Substance and any Environmental Law, as applicable to the Company;

            (g) all liabilities relating to any Tax and Tax Returns applicable to the Company (whether arising prior to, on or after the Closing);

            (h) all liabilities arising prior to the Closing relating to the use or ownership of any Intellectual Property included in the Acquired Assets;

            (i)   any liabilities or expenses relating to or arising out of any
(i) Company Benefit Plan (whether arising before, on or after the Closing), whether or not such liabilities arise prior to or after the Closing or (ii) other liabilities related to the employment or termination of employment of any Person arising from or related to the operation of the Business by the Company (whether arising before, on or after the Closing) or the transactions contemplated by this Agreement (including, without limitation, liabilities related to the SMG Agreements (as defined in SECTION 6.15) or the Clubb Term Sheet (as defined in SECTION 6.15));

            (j) any liabilities relating to or arising out of the employment practices of the Company or Affiliate occurring prior to the Closing;

            (k) any liabilities relating to workers' compensation claims and occupational health claims against the Company for exposure, accidents or injuries occurring prior to the Closing; and

            (l) any liabilities relating to or arising out of the issued and outstanding Warrants (as defined in SECTION 4.15).

      Section 1.5. COMPANY'S DELIVERABLES. At the Closing, in addition to any other deliverables specified in this Agreement, the Company shall deliver, or cause to be delivered, to the Buyer:

            (a) a Bill of Sale and Assignment substantially in the form of EXHIBIT A duly executed by the Company;

            (b) an Intellectual Property Assignment substantially in the form of EXHIBIT B duly executed by the Company;

            (c) an Assumption Agreement substantially in the form of EXHIBIT C duly executed by the Company;

            (d) a duly executed payoff letter with respect to all of the Company's indebtedness owed to Emigrant (which letter shall include, among others, the release of all Liens in favor of Emigrant and the termination of all of the issued and outstanding Warrants held by Emigrant) in form and substance reasonably satisfactory to the Buyer;

            (e) a copy of (i) the Company's amended certificate of incorporation and by-laws, (ii) all required resolutions of the Company, authorizing the execution, delivery and performance by the Company of this Agreement and the transactions contemplated hereby, including the Transaction,
(iii) all required resolutions of the Company removing the obstacles under the New Jersey Shareholders' Protection Act with respect to the Buyer, and (iv) the incumbency of each person executing this Agreement and any other agreement, document or instrument contemplated hereby, in each case, certified by the Secretary of the Company to be true, correct, complete, unchanged and in full force and effect as of the Closing Date; and

            (f) each other certificate, instruments and documents as the Buyer may reasonably request in connection with Transaction.

      Section 1.6. BUYER'S DELIVERABLES. At the Closing, in addition to any other deliverables specified in this Agreement, the Buyer shall deliver, or cause to be delivered, to the Company:

            (a)   the Purchase Price in accordance with SECTION 2.1 below;

            (b) an Assumption Agreement substantially in the form of EXHIBIT C duly executed by the Buyer;

            (c) a copy of (i) all required resolutions of the Buyer, authorizing the execution, delivery and performance by the Buyer of this Agreement and the transactions contemplated hereby, including the Transaction, and (ii) the incumbency of each person executing this Agreement and any other agreement, document or instrument contemplated hereby, in each case, certified by the managing member or proper officer of the Buyer to be true, correct, complete, unchanged and in full force and effect as of the Closing Date; and

            (d) each other certificate, instruments and documents as the Company may reasonably request in connection with Transaction.

      Section 1.7. NONASSIGNABLE ASSETS. Nothing in this Agreement nor the consummation of the Transaction or the other transactions contemplated hereby shall be construed as an attempt or agreement to assign or transfer any Acquired Asset to the Buyer which by its terms or by Law is not assignable or transferable without a consent or satisfaction of any other condition or is cancelable by a third party in the event of an assignment or transfer (a "NONASSIGNABLE ASSET"), unless and until such consent shall have been obtained or condition satisfied. The Company shall use commercially reasonable efforts to obtain as expeditiously as possible any consent that may be required and to satisfy any condition necessary to the assignment or transfer of a Nonassignable Asset to the Buyer. The cost of obtaining any such consent or satisfying any such condition shall be borne by the Company. Unless and until any such consent that may be required is obtained or condition satisfied, to the extent permitted by applicable Laws and by the terms of the applicable Nonassignable Asset, the Company and the Buyer will cooperate and use commercially reasonable efforts to establish an arrangement reasonably satisfactory to the Company and the Buyer under which the Buyer would obtain the claims, rights and benefits and assume the corresponding liabilities and obligations (to the extent such obligations would not constitute Excluded Liabilities) under such Nonassignable Asset (including by means of any subcontracting, sublicensing or subleasing arrangement) or under which the Company would enforce for the benefit of the Buyer, with the Buyer assuming and agreeing to pay the Company's obligations (to the extent such obligations would not constitute Excluded Liabilities), any and all claims, rights and benefits of the Company against a third party thereto. With respect to any Nonassignable Assets for which such an arrangement has been established, the Company shall promptly pay over to the Buyer the amount of all payments received by the Company in respect of such Nonassignable Assets.

                                   ARTICLE II
                  PURCHASE PRICE; ALLOCATION OF PURCHASE PRICE

      Section 2.1. PAYMENT OF PURCHASE PRICE. Subject to that certain Closing Agreement, of even date herewith, by and among the Company, the Buyer, Steven M. Gluckstern ("SMG"), Kathryn Clubb ("CLUBB"), Emigrant and Emigrant Mortgage Company, Inc. ("EMC") (the "CLOSING AGREEMENT"), at the Closing, upon the terms and subject to the conditions of this Agreement, the Buyer shall pay the Company, by wire transfer of immediately available funds, an aggregate amount equal to the sum of (i) the amount necessary to pay in full the principal of, and accrued interest on, the Company's indebtedness owed to Emigrant plus (ii) $475,000; PROVIDED, HOWEVER, that the sum of the amounts specified in clauses
(i) and (ii) shall in no event exceed THREE MILLION ONE HUNDRED AND FIFTY THOUSAND DOLLARS ($3,150,000) (the "PURCHASE PRICE").

      Section 2.2. ALLOCATION OF PURCHASE PRICE. The Company and the Buyer agree that the Purchase Price shall be allocated among the Acquired Assets for all purposes (including Tax and financial accounting purposes) as jointly agreed in good faith by the Company and the Buyer prior to Closing. The Company and the Buyer agree (a) to report as required the federal, state, local and foreign income and other Tax consequences of the Transaction, (b) to jointly prepare forms, as may be required, in a manner consistent with such allocation, and (c) without the consent of the other party, not to take any position inconsistent therewith upon examination of any Tax Return, in any refund claim, in any litigation, investigation or otherwise. The Company and the Buyer agree that each will furnish the other a copy of any such required forms that are filed with any Governmental Entity with respect to Taxes by such party or any affiliate relating to the Transaction within ten Business Days prior to the filing of such form.

                                  ARTICLE III
                              CLOSING; CLOSING DATE

      Section 3.1. CLOSING; CLOSING DATE. Upon the terms and subject to the conditions of this Agreement, the closing of the transactions contemplated by this Agreement (the "CLOSING") will take place at 10:00 a.m., local time, as soon as practicable (and, in any event, within three Business Days) following the receipt by the Company of the Company Shareholder Approval, unless this Agreement has been terminated pursuant to its terms; PROVIDED, HOWEVER, that the Closing shall occur simultaneously with the closing of, and funding under, the Closing Agreement. The Closing shall be held at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York 10019-6064, or by facsimile or other exchange of executed documents, or such other location as the Buyer and the Company may mutually agree. The time and date upon which the Closing occurs is herein referred to as the "CLOSING DATE."

                                   ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      Except as disclosed in the disclosure letter delivered by the Company to the Buyer immediately prior to the execution of this Agreement (the "COMPANY DISCLOSURE LETTER," it being agreed that disclosure of any item in any section of the Company Disclosure Letter shall also be deemed disclosure with respect to any other section of this Agreement to which the relevance of such item is reasonably apparent on its face), the Company represents and warrants to the Buyer that the following statements contained in this ARTICLE IV are true and correct:

      Section 4.1. QUALIFICATION, ORGANIZATION, ETC.

            (a) The Company is a legal entity duly organized, validly existing and in good standing under the Laws of the State of New Jersey. The Company has all requisite corporate power and authority to own, lease and operate its properties and assets (including the Acquired Assets) and to carry on its Business as presently conducted.

            (b) The Company is qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the ownership, leasing or operation of its assets (including Acquired Assets) or properties or conduct of its Business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, result in any Company Material Adverse Effect. The organizational documents of the Company, as previously made available to the Buyer, are in full force and effect. The Company is not in violation of its organizational documents.

      Section 4.2. SUBSIDIARIES. The Company has no Subsidiaries and does not own or control, directly or indirectly, any shares of capital stock or other equity interest of any other corporation or limited liability company or any interest in any partnership, joint venture or other non-corporate business enterprise.

      Section 4.3. CORPORATE AUTHORITY RELATIVE TO THIS AGREEMENT; NO VIOLATION.

            (a) The Company has the requisite corporate power and authority to enter into this Agreement and, subject to receipt of the Company Shareholder Approval (as defined in SECTION 4.5), to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board, acting upon the unanimous recommendation of the Special Committee, and, except for the Company Shareholder Approval, no other corporate proceedings on the part of the Company are necessary to authorize the consummation of the transactions contemplated hereby. As of the date hereof, each member of the Board (with the Chairman of the Board abstaining) and the Special Committee of the Board has unanimously resolved to recommend that the

Company's shareholders approve this Agreement and the transactions contemplated hereby (including the Special Committee's recommendation, the "RECOMMENDATION"). This Agreement has been duly and validly executed and delivered by the Company and, assuming this Agreement constitutes the valid and binding agreement of the Buyer, constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and any implied covenant of good faith and fair dealing.

            (b) Other than in connection with or in compliance with (i) the Securities Exchange Act of 1934 (the "EXCHANGE ACT"), (ii) filing to record the termination of security interest held by Emigrant in the Acquired Assets required under the Uniform Commercial Code and (iii) the Regulatory Approvals set forth on SECTION 4.3(B) of the Company Disclosure Letter, no authorization, consent or approval of, or filing with, any United States or foreign governmental or regulatory agency, commission, court, body, entity or authority (each, a "GOVERNMENTAL ENTITY") is necessary, under applicable Law, for the consummation by the Company of the transactions contemplated hereby.

            (c) The execution and delivery by the Company of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof by the Company will not (i) result in any violation of, or default (with or without notice or lapse of time, or both) under, require consent under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of any benefit under any material loan, guarantee of indebtedness or credit agreement, note, bond, mortgage, indenture, lease, agreement, contract, instrument, permit, Company Permit, concession, franchise, right or license binding upon the Company or result in the creation of any liens, claims, mortgages, encumbrances, pledges, security interests, equities or charges of any kind (each, a "LIEN") upon any of the properties of the Company (including the Acquired Assets), (ii) conflict with or result in any violation of any provision of the certificate of incorporation or by-laws, in each case as amended, of the Company or (iii) assuming that the consents and approvals referred to in SECTION 4.3(B) are duly obtained, conflict with or violate any applicable Laws, except in the case of clauses (i) and (iii), for any such violations, defaults or conflicts which would not be materially adverse to the Company.

      Section 4.4. OPINION OF FINANCIAL ADVISOR. The Board and the Special Committee have received the opinion of Foundation Ventures LLC to the effect that, as of the date hereof, the Purchase Price is fair to the Company from a financial point of view.

      Section 4.5. REQUIRED VOTE OF THE COMPANY SHAREHOLDERS. The affirmative vote of the holders of outstanding shares of Company Common Stock, voting together as a single class, representing a majority of all the votes cast by the holders of shares of Company Common Stock entitled to vote at a meeting of shareholders, is the only vote of holders of securities of the Company which is required to approve this Agreement, the Transaction and the other transactions contemplated hereby (the "COMPANY SHAREHOLDER Approval").

      Section 4.6. STATE TAKEOVER STATUTES. No state anti-takeover statute or regulation (including the New Jersey Shareholders' Protection Act), nor any takeover-related provision in the Company's amended certificate of incorporation or by-laws, as amended, would (a) prohibit or restrict the ability of the Company to perform its obligations under this Agreement or any related agreement or the Company's ability to consummate the Transaction or the other transactions contemplated hereby and thereby, (b) have the effect of invalidating or voiding this Agreement or any provision hereof, or (c) subject the Buyer to any impediment or condition in connection with the exercise of any of its rights under this Agreement. The Board has taken all necessary actions, including the approval of the Transaction and the other transactions contemplated by this Agreement, to remove any obstacle under the New Jersey Shareholders' Protection Act to consummate the Transaction and the other transactions contemplated by this Agreement such that the New Jersey Shareholders' Protection Act no longer applies to the execution, delivery and performance of this Agreement, including the consummation of the Transaction and the other transactions contemplated by this Agreement.

      Section 4.7. REPORTS AND FINANCIAL STATEMENTS. The financial statements (including all related notes and schedules) of the Company (such financial statements being consolidated to the extent applicable) included in the Company SEC Documents fairly present in all material respects the financial position of the Company, as at the respective dates thereof, and the results of its operations and its cash flows for the respective periods then ended (subject, in the case of the unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein, including the notes thereto) in conformity with GAAP (except, in the case of the unaudited statements, as permitted by the Securities and Exchange Commission (the "SEC")) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto); PROVIDED, HOWEVER, that the representations and warranties contained in this SECTION 4.7 with respect to any unaudited statements included in the Company SEC Documents shall be qualified by the Company's Knowledge.

      Section 4.8. NO UNDISCLOSED LIABILITIES. Except (i) as reflected or reserved against in the Company's audited consolidated balance sheet as of December 31, 2008, (ii) for transactions contemplated by this Agreement, (iii) for liabilities and obligations incurred in the ordinary course of business which are similar in nature and amount to the liabilities which arose during the comparable period of time in the immediately preceding fiscal period and (iv) for liabilities or obligations which have been discharged or paid in full in the ordinary course of business (after taking into consideration the current financial condition of the Company), the Company does not have any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, whether known or unknown and whether due or to become due.

      Section 4.9. MATERIAL CONTRACTS.

            (a) Except for this Agreement, the Company Benefit Plans, the Assumed Contracts or as set forth in SECTION 4.9(A) of the Company Disclosure Letter, the Company is not a party to or bound by, as of the date hereof, any Contract (whether written or oral) (i) which is a "material contract" (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) to the Company;
(ii) which constitutes a contract or commitment relating to indebtedness for borrowed money or the deferred purchase price of property (in either case, whether incurred, assumed, guaranteed or secured by any asset) in excess of $10,000; (iii) which contains any provision that prior to or following the Closing Date would materially restrict or alter the conduct of business of, or purport to materially restrict or alter the conduct of business of, whether or not binding on, the Buyer or any Affiliate of the Buyer; or (iv) pursuant to which any rights in any material Company Intellectual Property are granted to the Company by a third party or granted to a third party by the Company (all contracts of the type described in this SECTION 4.9(A) being referred to herein as "COMPANY MATERIAL CONTRACTS"). To the Company's Knowledge, the Company is not a party to any Contract (other than any Contracts to which the Buyer or any Affiliate of the Buyer is a party) that purports to be binding on, or imputes any obligations on, the Buyer or any Affiliate of the Buyer.

            (b) (i) Each Company Material Contract is valid and binding on the Company and in full force and effect, (ii) the Company has in all material respects performed all obligations required to be performed by it to date under each Company Material Contract, and (iii) the Company has not received written notice of, or to the Company's Knowledge, knows of, the existence of any event or condition which constitutes, or, after notice or lapse of time or both, will constitute, a material default on the part of the Company under any such Company Material Contract.

      Section 4.10. COMPLIANCE WITH LAW. The Company is, and since December 31, 2006 has been, in compliance in all material respects with and is not in material default under or in violation of any Law.

      Section 4.11. PROXY STATEMENT; OTHER INFORMATION. The Proxy Statement will not at the time of the mailing of the Proxy Statement to the shareholders of the Company, at the time of the Company Meeting, and at the time of any amendments thereof or supplements thereto, and the information supplied or to be supplied by the Company for inclusion or incorporation by reference in the Schedule 13E-3 to be filed with the SEC concurrently with the filing of the Proxy Statement, will not, at the time of its filing with the SEC, and at the time of any amendments thereof or supplements thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that no representation is made by the Company with respect to information supplied by or related to the Buyer. The Proxy Statement and the Schedule 13E-3 will comply as to form in all material respects with the Exchange Act, except that no representation is made by the Company with respect to information supplied by or related to the Buyer.

      Section 4.12. INTELLECTUAL PROPERTY. The Company owns, or is licensed or otherwise possesses adequate rights to use, all material Intellectual Property used or held for use in its Business as currently conducted (collectively, the "COMPANY INTELLECTUAL Property"). SECTION 4.12 of the Company Disclosure Letter sets forth a true, correct and complete list of all Company Intellectual Property owned by the Company that is registered, issued or the subject of a pending application. To the Company's Knowledge, the conduct of the Business of the Company does not infringe any Intellectual Property of any person and no claim is pending or threatened in writing alleging any Intellectual Property infringement by the Company. To the Company's Knowledge, the Company has not made any claim of a violation or infringement by others of its rights to or in connection with the Intellectual Property of the Company. To the Company's Knowledge, no person is infringing any Company Intellectual Property owned by the Company. To the Company's Knowledge, all software material to the Business
(i) performs in material conformance with its documentation, (ii) is free from any material software defect, and (iii) does not contain any virus, software routine or hardware component designed to permit unauthorized access or to disable or otherwise harm any computer, systems or software, or any software routine designed to disable a computer program automatically with the passage of time or under the positive control of a person other than an authorized licensee or owner of the software.

      Section 4.13. INSURANCE. The Company maintains, or is entitled to the benefits of, insurance covering its properties (including the Acquired Assets), operations, personnel and Business in the amounts set forth in SECTION 4.13 of the Company Disclosure Letter. To the Company's Knowledge, the Company has not received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance, and all such insurance is outstanding and duly in force.

      Section 4.14. FINDERS OR BROKERS. Except for Foundation Ventures LLC, the Company has not engaged any investment banker, broker or finder in connection with the transactions contemplated by this Agreement who might be entitled to any fee or any commission in connection with or upon consummation of the Transaction or the other transactions contemplated hereby.

      Section 4.15. WARRANTS. SECTION 4.15 of the Company Disclosure Letter sets forth a true, complete and correct list of all of the issued and outstanding warrants to purchase shares of Company Common Stock (each, a "WARRANT") as of the date hereof, which list shall include the identity of the warrantholders, the number of shares of Company Common Stock which are subject to issuance pursuant to each Warrant, the exercise price of each Warrant and the expiration date of each Warrant. The Company has provided to the Buyer correct and complete copies of all of the Contracts evidencing all of the issued and outstanding Warrants.

      Section 4.16. INVENTORY. SECTION 4.16 of the Company Disclosure Letter sets forth a true, complete and correct list of all of the Company's inventory relating to the Business (including raw materials, work in process and finished goods) as of the date hereof. All of the inventory of the Company, which consists of raw materials, work in process and finished goods, is, in all material respects, merchantable and usable or saleable in the ordinary course of business.

                                   ARTICLE V
                   REPRESENTATIONS AND WARRANTIES OF THE BUYER

      Except as disclosed in the disclosure letter delivered by the Buyer to the Company immediately prior to the execution of this Agreement (the "BUYER DISCLOSURE LETTER," it being agreed that disclosure of any item in any section of the Buyer Disclosure Letter shall also be deemed disclosure with respect to any other section of this Agreement to which the relevance of such item is reasonably apparent on its face), the Buyer represents and warrants to the Company that the following statements contained in this ARTICLE V are true and correct:

      Section 5.1. QUALIFICATION; ORGANIZATION.

            (a) The Buyer is a legal entity duly organized, validly existing and in good standing under the Laws of the State of Delaware. The Buyer has all requisite limited liability company power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted.

            (b) The Buyer is qualified to do business and is in good standing as a limited liability company in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, result in any Buyer Material Adverse Effect. The organizational or governing documents of the Buyer, as previously made available to the Company, are in full force and effect. The Buyer is not in violation of its organizational or governing documents.

      Section 5.2. CORPORATE AUTHORITY RELATIVE TO THIS AGREEMENT; NO VIOLATION.

            (a) The Buyer has all requisite limited liability company power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the managing member of the Buyer and no other corporate proceedings on the part of the Buyer are necessary to authorize the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Buyer and, assuming this Agreement constitutes the valid and binding agreement of the Company, this Agreement constitutes the valid and binding agreement of the Buyer, enforceable against the Buyer in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and any implied covenant of good faith and fair dealing.

            (b) Other than in connection with or in compliance with the Regulatory Approvals set forth on SECTION 5.2(B) of the Buyer Disclosure Letter, no authorization, consent or approval of, or filing with, any Governmental Entity is necessary for the consummation by the Buyer of the transactions contemplated by this Agreement.

            (c) The execution and delivery by the Buyer of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not (i) result in any violation of, or default (with or without notice or lapse of time, or both) under, require consent under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of any benefit under any loan, guarantee of indebtedness or credit agreement, note, bond, mortgage, indenture, lease, agreement, contract, instrument, permit, concession, franchise, right or license binding upon the Buyer or any of its Subsidiaries or result in the creation of any Lien upon any of the properties or assets of the Buyer or any of its Subsidiaries, (ii) conflict with or result in any violation of any provision of the certificate of incorporation or by-laws or other equivalent organizational document, in each case as amended, of the Buyer or any of its Subsidiaries or
(iii) conflict with or violate any applicable Laws.

      Section 5.3. PROXY STATEMENT; OTHER INFORMATION. None of the information supplied or to be supplied by the Buyer in writing for inclusion or incorporation by reference in the Proxy Statement will at the time of the mailing of the Proxy Statement to the shareholders of the Company, at the time of the Company Meeting, and at the time of any amendments thereof or supplements thereto, and none of the information supplied or to be supplied by the Buyer and contained in the SCHEDULE 13E-3 to be filed with the SEC concurrently with the filing of the Proxy Statement, will, at the time of its filing with the SEC, and at the time of any amendments thereof or supplements thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

      Section 5.4. FINANCING. The Buyer will have sufficient funds to ensure timely payment in full of the Purchase Price in accordance with the terms of this Agreement.

      Section 5.5. FINDERS OR BROKERS. The Buyer has not engaged any investment banker, broker or finder in connection with the transactions contemplated by this Agreement who might be entitled to any fee or any commission in connection with or upon consummation of the Transaction or the other transactions contemplated hereby.

      Section 5.6. CERTAIN ARRANGEMENTS. Other than the Voting Agreement and the Contracts filed or incorporated by reference as an Exhibit to a Company SEC Document filed prior to the date hereof, there are no Contracts between the Buyer, on the one hand, and any member of the Company's management or directors, on the other hand, as of the date hereof that relate in any way to the Company or the transactions contemplated by this Agreement. The Buyer has provided the Special Committee with true, correct and complete copy of the Voting Agreement.

      Section 5.7. INVESTIGATIONS; LITIGATION. There are no suits, claims, actions, proceedings, arbitrations, mediations or investigations pending or, to the Knowledge of the Buyer, threatened against the Buyer or any of its Subsidiaries. As of the date hereof, the Buyer is not subject to any order, writ, judgment, injunction, decree or award.

      Section 5.8. DISCLAIMER. The Buyer acknowledges and agrees that it has not relied on any representation and warranty or other statement of any Person on behalf of the Company other than the representations and warranties of the Company expressly set forth in ARTICLE IV. The Buyer acknowledges and agrees that no Representative of the Company shall have any responsibility or liability related to or with respect to the representations and warranties set forth in
ARTICLE IV.

                                   ARTICLE VI
                            COVENANTS AND AGREEMENTS

      Section 6.1. CONDUCT OF BUSINESS BY THE COMPANY.

            (a) From and after the date hereof and prior to the Closing Date or the date, if any, on which this Agreement is earlier terminated pursuant to
SECTION 8.1 (the "TERMINATION DATE"), and except (i) as may be required by applicable Law, (ii) with the prior written consent of the Buyer, or (iii) as expressly contemplated or permitted by this Agreement, the Company shall (A) conduct its Business in all material respects in the ordinary course consistent with past practices (after taking into consideration the current financial condition of the Company), (B) use commercially reasonable efforts to maintain and preserve intact its Business, the Acquired Assets and its advantageous business relationships and (C) use commercially reasonable efforts to obtain any necessary approvals (including the Regulatory Approvals) of any regulatory agency or other Governmental Entity required for the transactions contemplated hereby, performing its covenants and agreements under this Agreement or consummating the transactions contemplated hereby or otherwise materially delay or prohibit consummation of the Transaction or other transactions contemplated hereby; PROVIDED, HOWEVER, that no action by the Company with respect to matters specifically addressed by any other provision of this SECTION 6.1 shall be deemed a breach of this sentence unless such action would constitute a breach of such other provision.

            (b) The Company agrees with the Buyer that between the date hereof and the Closing Date, except as expressly contemplated or expressly permitted by this Agreement, the Company shall not, without the prior written consent of the
Buyer:

                  (i) grant any person any right to acquire any shares of its capital stock;

                  (ii) issue any additional shares of capital stock except pursuant to the exercise of stock options or other awards issued under the Company Stock Plans or pursuant to any other convertible securities issued and outstanding as of the date hereof and in accordance with the terms of such instruments;

                  (iii) purchase, sell, transfer, mortgage, encumber or otherwise dispose of any of the Acquired Assets;

                  (iv)  make any capital expenditure;

                  (v) incur, assume, guarantee, or become obligated with respect to any debt;

                  (vi) make any investment in excess of $10,000 in the aggregate;

                  (vii) (i) create or acquire any Subsidiary, (ii) purchase or otherwise acquire any shares of capital stock or other equity interest of any other corporation or limited liability company or any interest in any partnership, joint venture or other non-corporate business enterprise or
      (ii) make any equity or debt investment in any Person;

                  (viii) (A) amend, in any manner adverse to the Company, the loan agreement between the Company and Emigrant, dated April 7, 2009, and any other agreements, notes, security agreements and other instruments executed and delivered in connection with such loan agreement; PROVIDED, HOWEVER, that the Company shall be permitted (without the consent of the Buyer) to enter into any additional forbearance agreements with Emigrant to extend the forbearance period under the Forbearance Agreement; PROVIDED, HOWEVER, that any such additional forbearance agreements shall not obligate the Company to incur additional costs (whether monetary or otherwise) in connection thereunder other than such additional costs resulting from the increase in the interest rate payable on the loan from Emigrant to be the lesser of (x) 18% per annum and (y) the maximum rate permitted by law, as contemplated by the Forbearance Agreement (for avoidance of doubt, the Company shall not be permitted to amend the loan agreement in any other manner except as contemplated in the immediately preceding sentence), and (B) except in the ordinary course of business consistent with past practice, enter into, renew, extend, materially amend or terminate (x) any Company Material Contract or Contract which if entered into prior to the date hereof would be a Company Material Contract (other than terminating the Lease Agreement effective on or after the Closing), or (y) any Contracts not in the ordinary course, involving the commitment or transfer of value in excess of $10,000 in the aggregate; PROVIDED, HOWEVER, that notwithstanding any of the foregoing, the Company shall be permitted (after receipt of the Buyer's consent, which consent shall not be unreasonably withheld, delayed or conditioned) to terminate or reduce the salary of any employee of the Company;

                  (ix) waive, release, assign, settle or compromise any claim, action or proceeding, other than waivers, releases, assignments, settlements or compromises that involve only the payment of monetary damages not in excess of $10,000 in the aggregate (excluding amounts to be paid under existing insurance policies) or otherwise pay, discharge or satisfy any claims, liabilities or obligations in excess of such amount, in each case, other than in the ordinary course consistent with past practice;

                  (x) amend or waive any provision of its certificate of incorporation or its by-laws, partnership agreement, operating agreement or other equivalent organizational documents or, in the case of the Company, enter into any agreement with any of its shareholders in their capacity as such (other than the Voting Agreement);

                  (xi) take or omit to take any action that is intended or would reasonably be expected to, individually or in the aggregate, result in any of the conditions to the Transaction set forth in ARTICLE VII not being satisfied or satisfaction of those conditions being materially delayed in violation of any provision of this Agreement;

                  (xii) enter into any "non-compete" or similar agreement that following the Closing would in any way restrict the businesses of the Buyer or its Affiliates or take any action that may impose new or additional material regulatory requirements on any Affiliate;

                  (xiii) implement or adopt any material change in its Tax or financial accounting principles, practices or methods, other than as required by GAAP, applicable Law or regulatory guidelines;

                  (xiv) enter into any closing agreement with respect to material Taxes, settle or compromise any material liability for Taxes, make, revoke or change any material Tax election, agree to any adjustment of any material Tax attribute, file or surrender any claim for a material refund of Taxes, execute or consent to any waivers extending the statutory period of limitations with respect to the collection or assessment of material Taxes, file any material amended Tax Return or obtain any material Tax ruling;

                  (xv) except in connection with this Agreement, take any material action with respect to any Affiliate of the Company that is outside the ordinary course of business consistent with past practices (after taking into consideration the current financial condition of the Company); PROVIDED, HOWEVER, that notwithstanding any of the foregoing, the Company shall be permitted (after receipt of the Buyer's consent, which consent shall not be unreasonably withheld, delayed or conditioned) to terminate or reduce the salary of any employee of the Company;

                  (xvi) notwithstanding anything in this Agreement to the contrary, pay any bonuses to any of the Company's employees or consultants pursuant to any Company Benefit Plan, any employment agreement or any consulting agreement; or

                  (xvii) agree to take, make any commitment to take, or adopt any resolutions of its Board of Directors in support of, any of the actions prohibited by this SECTION 6.1(B).

      Section 6.2. INVESTIGATION. From the date hereof until the Closing Date and subject to the requirements of applicable Laws, the Company shall (i) provide to the Buyer, its counsel, auditors and other authorized representatives reasonable access during normal business hours to the offices, properties, books and records of the Company, (ii) furnish to the Buyer, its counsel, auditors and other authorized representatives such financial and operating data and other information as such persons may reasonably request (including, to the extent possible, furnishing to the Buyer the financial results of the Company in advance of any filing by the Company with the SEC containing such financial results), and (iii) instruct the employees, counsel, financial advisors, auditors and other authorized representatives (other than directors who are not employees) of the Company to cooperate reasonably with the Buyer in its investigation of the Company, except that nothing herein shall require the Company to disclose any information that would cause a violation of any agreement to which the Company is a party or would cause a risk of a loss of privilege to the Company. Any investigation pursuant to this SECTION 6.2 shall be conducted in such manner as not to interfere unreasonably with the conduct of the Business of the Company. No information or knowledge obtained by the Buyer in any investigation pursuant to this SECTION 6.2 shall affect or be deemed to modify any representation or warranty made by the Company in ARTICLE IV.

      Section 6.3. SOLICITATION.

            (a) Notwithstanding anything in this Agreement to the contrary, prior to the Company Shareholder Approval, the Company and its officers, directors, employees, agents and representatives, including any investment banker, attorney or accountant retained by it or any of its Subsidiaries ("REPRESENTATIVES") have the right, directly or indirectly, to (i) initiate, solicit, knowingly encourage (including by providing information) or facilitate any inquiries, proposals or offers with respect to, or the making or completion of, an Alternative Proposal, (ii) engage or participate in any negotiations concerning, or provide or cause to be provided any non-public information or data relating to the Company (provided, that the Company shall promptly (and in any event within 24 hours) provide or make available to the Buyer any material non-public information concerning the Company that is provided to the person making or proposing an Alternative Proposal which was not previously provided or made available to the Buyer or its Affiliates) in connection with, or have any discussions with any person relating to, an actual or proposed Alternative Proposal, or otherwise knowingly encourage or facilitate any effort or attempt to make or implement an Alternative Proposal, and (iii) resolve to propose or agree to do any of the foregoing.

            (b) Neither the Board nor any committee thereof shall (i) withdraw or modify in a manner adverse to the Buyer, or publicly propose to withdraw or modify in a manner adverse to the Buyer, the Recommendation, (ii) enter into or approve any definitive agreement, letter of intent, agreement in principle, asset purchase agreement, acquisition agreement or similar agreement relating to any Alternative Proposal or (iii) approve or recommend, or publicly propose to approve, endorse or recommend, any Alternative Proposal. Notwithstanding anything to the contrary set forth in this Agreement, the Company, the Board or the Special Committee may, prior to the receipt of the Company Shareholder Approval, (A) withdraw or modify the Recommendation, or (B) in response to a written Alternative Proposal made after the date of this Agreement that the Board or the Special Committee determines in good faith, after consultation with the Company's outside counsel and financial advisor, constitutes a Superior Proposal, (x) approve or recommend, or publicly propose to approve or recommend, such Superior Proposal, or (y) enter into, concurrently with or after terminating this Agreement in accordance with SECTION 8.1(C)(II), a binding written agreement concerning such Superior Proposal, in any such case of clause
(A) or (B) only if the Board or the Special Committee determines in good faith, after consulting with the Company's outside counsel, that failure to do so would be inconsistent with its fiduciary obligations under applicable Law; PROVIDED, HOWEVER, that neither the Company, the Board nor the Special Committee shall take any action referred to in clause (A) or (B) of this Section 6.3(b) or terminate this Agreement pursuant to SECTION 8.1(C)(II), unless:

                  (i) the Company promptly notifies the Buyer, in writing (a "TERMINATION NOTICE") at least three (3) Business Days before taking that action (the "NEGOTIATION PERIOD"), of its intention to do so, and, in the case of an action described in clause (B) of this SECTION 6.3(B), (1) attaches to the Termination Notice the most current version of the proposed agreement under which the Superior Proposal is proposed to be consummated, and (2) sets forth in such Termination Notice the identity of the third party making the Alternative Proposal; PROVIDED, HOWEVER, that any material amendment or modification to any such Superior Proposal shall require a new written Termination Notice by the Company and a new three
      (3) Business Day Negotiation Period; and

                  (ii) the Company shall have offered to negotiate in good faith with (and, if accepted, negotiated in good faith with), and shall have instructed its financial and legal advisors to offer to negotiate in good faith with (and, if accepted, negotiated in good faith with), the Buyer to attempt to make such adjustments in the terms and conditions of this Agreement as will enable the Company to proceed with this Agreement; and

                  (iii) the Board (or the Special Committee) shall have determined in good faith, after consultation with the Company's outside legal counsel and financial advisor and, after considering the results of such negotiations and the revised proposal made by the Buyer, if any, that either: (x) the Superior Proposal giving rise to the Company's Termination Notice (including any subsequent amendments or modifications) continues to be a Superior Proposal, in the case of an action described in clause (B) of this SECTION 6.3(B); or (y) it would continue to be inconsistent with its fiduciary obligations under applicable Law to recommend in favor of the Transaction and this Agreement on the revised terms, if any, proposed by the Buyer.

            (c) The Company promptly (and in any event within 24 hours) shall advise the Buyer orally and in writing of (i) any Alternative Proposal or indication or inquiry with respect to or that would reasonably be expected to lead to any Alternative Proposal, (ii) any request for non-public information relating to the Company, and (iii) any inquiry or request for discussion or negotiation regarding an Alternative Proposal, including in each case the identity of the person making any such Alternative Proposal or indication or inquiry and the material terms of any such Alternative Proposal or indication or inquiry (including copies of any material document or correspondence evidencing such Alternative Proposal or inquiry). The Company shall keep the Buyer reasonably informed on a reasonably current basis of the status (including any material change to the terms thereof) of any such Alternative Proposal or indication or inquiry.

            (d) Notwithstanding the foregoing, the Company shall not waive the application of the New Jersey Shareholders' Protection Act with respect to any Person other than the Buyer, its interestholders and their respective Affiliates; PROVIDED, HOWEVER, that the Company may waive the application of the New Jersey Shareholders' Protection Act in connection with the entering into a definitive agreement providing for the implementation of a Superior Proposal in accordance with the terms of this Agreement.

            (e) Nothing contained in this Agreement shall prohibit the Company or its Board (or the Special Committee) from disclosing to its shareholders a position contemplated by Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act.

            (f)   As used in this Agreement, "ALTERNATIVE PROPOSAL" shall mean
(i) any inquiry, proposal or offer from any Person or group of Persons other than the Buyer or one of its Subsidiaries for a merger, reorganization, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company or (ii) any proposal or offer to acquire in any manner, directly or indirectly, over 20% of the equity securities or assets of the Company, in each case other than the Transaction.

            (g) As used in this Agreement, "SUPERIOR PROPOSAL" shall mean any Alternative Proposal (i) on terms which the Board (or the Special Committee) determines in good faith, after consultation with the Company's outside legal counsel and financial advisor, to be more favorable from a financial point of view to the holders of Company Common Stock than the Transaction, taking into account all the terms and conditions of such proposal, and this Agreement (including any proposal or offer by the Buyer to amend the terms of this Agreement and the Transaction during the Negotiation Period) and (ii) that the Board (or Special Committee) believes is reasonably capable of being completed, taking into account all financial, regulatory, legal and other aspects of such proposal; provided that for purposes of the definition of "Superior Proposal", the references to "20%" in the definition of Alternative Proposal shall be deemed to be references to "50%."

      Section 6.4. FILINGS; OTHER ACTIONS.

            (a) As promptly as reasonably practicable following the date of this Agreement, the Company shall prepare the Proxy Statement, and the Company and the Buyer shall prepare the SCHEDULE 13E-3. The Buyer and the Company shall cooperate with each other in connection with the preparation of the foregoing documents. The Company will use its commercially reasonable efforts to have the Proxy Statement, and the Buyer and the Company will use their commercially reasonable efforts to have the SCHEDULE 13E-3, cleared by the SEC as promptly as practicable after such filing. The Company will use its commercially reasonable efforts to cause the Proxy Statement to be mailed to the Company's shareholders as promptly as practicable after the Proxy Statement is cleared by the SEC. The Company shall as promptly as practicable notify the Buyer of the receipt of any oral or written comments from the SEC relating to the Proxy Statement. The Company shall cooperate and provide the Buyer with a reasonable opportunity to review and comment on the draft of the Proxy Statement (including each amendment or supplement thereto), and the Buyer and the Company shall cooperate and provide each other with a reasonable opportunity to review and comment on the draft SCHEDULE 13E-3 (including each amendment or supplement thereto) and all responses to requests for additional information by and replies to comments of the SEC, prior to filing such with or sending such to the SEC, and the Buyer and the Company will provide each other with copies of all such filings made and correspondence with the SEC with respect thereto. If at any time prior to the Closing Date, any information should be discovered by any party hereto which should be set forth in an amendment or supplement to the Proxy Statement or the
SCHEDULE 13E-3 so that the Proxy Statement or the SCHEDULE 13E-3 would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the party which discovers such information shall promptly notify the other parties hereto and, to the extent required by applicable Law, an appropriate amendment or supplement describing such information shall be promptly filed by the Company with the SEC and disseminated by the Company to the shareholders of the Company.

            (b) Subject to the other provisions of this Agreement, the Company shall (i) take all action necessary in accordance with the New Jersey Shareholders' Protection Act (including, not less than 20 days prior to the Company Meeting, notifying each shareholder of record entitled to vote at such meeting that appraisal rights are available under the New Jersey Shareholders' Protection Act) and its amended certificate of incorporation and by-laws to duly call, give notice of, convene and hold a meeting of its shareholders as promptly as reasonably practicable following the mailing of the Proxy Statement for the purpose of obtaining the Company Shareholder Approval (such meeting or any adjournment or postponement thereof, the "COMPANY MEETING"), and (ii) subject to the Board's or the Special Committee's withdrawal or modification of its Recommendation in accordance with SECTION 6.3, use commercially reasonable efforts to solicit from its shareholders proxies in favor of the approval of this Agreement, the Transaction and the other transactions contemplated hereby. Notwithstanding anything in this Agreement to the contrary, unless this Agreement is terminated in accordance with SECTION 8.1, the Company, regardless of whether the Board (whether or not acting through the Special Committee, if then in existence) has approved, endorsed or recommended an Alternative Proposal or has withdrawn, modified or amended the Recommendation, will submit this Agreement for adoption by the shareholders of the Company at the Company Meeting.

      Section 6.5. EFFORTS.

            (a) Subject to the terms and conditions set forth in this Agreement, each of the parties hereto shall use its commercially reasonable efforts (subject to, and in accordance with, applicable Law) to take promptly, or to cause to be taken, all actions, and to do promptly, or to cause to be done, and to assist and to cooperate with the other parties in doing, all things necessary, proper or advisable to consummate the Transaction and the other transactions contemplated hereby, including (i) the obtaining of all necessary actions or nonactions, waivers, consents and approvals, including the Regulatory Approvals, from Governmental Entities and the making of all necessary registrations and filings and the taking of all steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entity, (ii) the obtaining of all necessary consents, approvals or waivers from third parties, (iii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby and (iv) the execution and delivery of any additional instruments reasonably necessary to consummate the transactions contemplated hereby.

            (b) Subject to the terms and conditions herein provided and without limiting the foregoing, the Company and the Buyer shall (i) use commercially reasonable efforts to cooperate with each other in (x) determining whether any filings are required to be made with, or consents, permits, authorizations, waivers or approvals are required to be obtained from, any third parties or other Governmental Entities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and (y) timely making all such filings and timely seeking all such consents, permits, authorizations or approvals, including but not limited to approvals from the Food and Drug Administration (the "REGULATORY APPROVALS"),
(ii) use commercially reasonable efforts to take, or to cause to be taken, all other actions and to do, or to cause to be done, all other things necessary, proper or advisable to consummate the Transaction and the other transactions contemplated hereby, including taking all such further action as reasonably may be necessary to resolve such objections, if any, by any Governmental Entity in connection with the Regulatory Approvals, or other state or federal regulatory authorities of any other nation or other jurisdiction or any other person may assert under Regulatory Law with respect to the Transaction and the other transactions contemplated hereby so as to enable the Closing to occur as soon as reasonably possible (and in any event no later than the End Date), (iii) subject to applicable legal limitations and the instructions of any Governmental Entity, keep each other reasonably apprised of the status of matters relating to the completion of the transactions contemplated by this Agreement, including to the extent permitted by Law promptly furnishing the other with true and complete copies of notices or other communications sent or received by the Company or the Buyer, as the case may be, to or from any third party and/or any Governmental Entity with respect thereto, and permit the other to review in advance any proposed communication by such party to any supervisory or Governmental Entity and (iv) give the other reasonable notice of, and, to the extent permitted by such Governmental Entity, allow the other to attend and participate at any meeting with any Governmental Entity in respect of any filings, investigation or other inquiry or proceeding relating thereto. The Company and the Buyer shall permit counsel for the other party reasonable opportunity to review in advance, and consider in good faith the views of the other party in connection with, any proposed written communication to any Governmental Entity.

            (c) Subject to the rights of the Buyer in SECTION 6.8, and in furtherance and not in limitation of the covenants of the parties contained in this SECTION 6.5, if any administrative or judicial action or proceeding, including any proceeding by a private party, is instituted (or threatened to be instituted) challenging the Transaction or any other transaction contemplated by this Agreement, each of the Company and the Buyer shall cooperate in all respects with each other and shall use their respective commercially reasonable efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the Transaction or any other transactions contemplated hereby. Notwithstanding the foregoing or any other provision of this Agreement, nothing in this SECTION 6.5 shall limit a party's right to terminate this Agreement pursuant to SECTION 8.1(B)(I) or (II) so long as such party has, prior to such termination, complied with its obligations under this SECTION 6.5.

            (d) For purposes of this Agreement, "REGULATORY LAW" means any and all state, federal and foreign statutes, rules, regulations, orders, decrees, administrative and judicial doctrines and other Laws requiring notice to, filings with, or the consent or approval of, any Governmental Entity, or that otherwise may cause any restriction, in connection with the Transaction and the transactions contemplated thereby, including (i) any Law governing the direct or indirect ownership or control of any of the operations or assets (including the Acquired Assets) of the Company or (ii) any Law with the purpose of protecting the national security or the national economy of any nation.

      Section 6.6. TAKEOVER STATUTE. If any "fair price," "moratorium," "control share acquisition" or other form of anti-takeover statute or regulation shall become applicable to the Transaction, the Voting Agreement or the other transactions contemplated by this Agreement after the date of this Agreement, each of the Company and the Buyer shall grant such approvals and take such actions as are reasonably necessary so that the Transaction, the Voting Agreement and the other transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated herein and otherwise act to eliminate or minimize the effects of such statute or regulation on the Transaction, the Voting Agreement and the other transactions contemplated hereby.

      Section 6.7. PUBLIC ANNOUNCEMENTS. The Company and the Buyer will consult with and provide each other the reasonable opportunity to review and comment upon any press release or other public statement or comment prior to the issuance of such press release or other public statement or comment relating to this Agreement or the transactions contemplated herein and shall not issue any such press release or other public statement or comment prior to such consultation except as may be required by applicable Law or by obligations pursuant to any listing agreement with any national securities exchange.

      Section 6.8. SHAREHOLDER LITIGATION. The Company shall give the Buyer the opportunity to participate, subject to a customary joint defense agreement, in, but not control, the defense or settlement of any shareholder litigation against the Company or its directors or officers relating to the Transaction or any other transactions contemplated hereby; PROVIDED, HOWEVER, that no such settlement shall be agreed to without the Buyer's consent.

      Section 6.9. NOTIFICATION OF CERTAIN MATTERS. The Company shall give prompt notice to the Buyer, and the Buyer shall give prompt notice to the Company, of (i) any notice or other communication received by such party from any Governmental Entity in connection with the Transaction or the other transactions contemplated hereby or from any person alleging that the consent of such person is or may be required in connection with the Transaction or the other transactions contemplated hereby, if the subject matter of such communication or the failure of such party to obtain such consent could be material to the Company or the Buyer, (ii) any actions, suits, claims, investigations or proceedings commenced or, to such party's Knowledge, threatened against, relating to or involving or otherwise affecting such party which relate to the Transaction or the other transactions contemplated hereby,
(iii) the discovery of any fact or circumstance that, or the occurrence or non-occurrence of any event the occurrence or non-occurrence of which, would cause or result in any of the Conditions to the Transaction set forth in ARTICLE VIII not being satisfied or satisfaction of those conditions being materially delayed in violation of any provision of this Agreement; PROVIDED, HOWEVER, that the delivery of any notice pursuant to this SECTION 6.9 shall not (x) cure any breach of, or non-compliance with, any other provision of this Agreement or (y) limit the remedies available to the party receiving such notice. The Company shall notify the Buyer, on a reasonably current basis, of any events or changes with respect to any criminal or material regulatory investigation or action involving the Company or any of its Affiliates (but, excluding traffic violations or similar misdemeanors), and shall reasonably cooperate with the Buyer or its Affiliates in efforts to mitigate any adverse consequences to the Buyer or its Affiliates which may arise (including by coordinating and providing assistance in meeting with regulators).

      Section 6.10. NON-COMPETITION AND NON-SOLICITATION.

            (a)   COVENANTS AGAINST COMPETITION. The Company acknowledges that
(i) the Business of the Company is conducted primarily in the United States;
(ii) the Company has intimate and valuable knowledge of the Business, as well as technical, financial, customer, supplier and other confidential information related to the Business, which, if exploited by the Company in contravention of the terms of this Agreement, would seriously, adversely and irreparably affect the ability of the Buyer to continue to conduct the Business previously conducted by the Company; (iii) the agreements and covenants contained in this
SECTION 6.10, as they relate to the Business and otherwise, have been determined by the Buyer to be essential to protect the Business; and (iv) the Buyer would not consummate the transactions contemplated by this Agreement but for such agreements and covenants, including under this SECTION 6.10. Accordingly, the Company covenants and agrees as follows:

                  (i) NON-COMPETE. For a period of five (5) years following the Closing (the "RESTRICTED PERIOD"), the Company shall not, within the United States, directly or indirectly, (A) engage in the Business; (B) except as agreed to in writing by the Buyer, render any services to any Person principally engaged in business similar in nature to the Business; or (C) become interested in any Person principally engaged in business similar in nature to the Business in any capacity, including as a partner, shareholder, principal, lender, agent, trustee or consultant.

                  (ii) NON-SOLICITATION OF EMPLOYEES. During the Restricted Period, the Company shall not, either directly or indirectly, hire, solicit or encourage any employee to leave the employment of the Buyer or any Affiliate thereof (each, a "PROTECTED PARTY" and collectively, the "PROTECTED PARTIES").

                  (iii) DISCONTINUATION OF BUSINESS RELATIONSHIPS. During the Restricted Period, the Company shall not, directly or indirectly, seek to induce or otherwise cause any customer, supplier, licensee or any other Person with whom any of the Protected Parties has a material business relationship, whether by contract or otherwise, to discontinue or alter in a manner adverse to any Protected Party, such business relationship.

                  (iv) CONFIDENTIAL INFORMATION; PERSONAL RELATIONSHIPS. During the Restricted Period, the Company shall keep confidential and shall not, without the prior express written consent of the Buyer, use, disclose or provide access to, any confidential information relating to the Business of any Protected Party, including customer lists and other information, except: (A) any information required to be disclosed by law or court order and (B) any information that is otherwise available to the public or in the public domain, other than as a result of a disclosure by the Company, in violation of confidentiality obligations under any agreement with a Protected Party.

            (b) RIGHTS AND REMEDIES UPON BREACH. If the Company breaches, or threatens to commit a breach of, any of the provisions of SECTION 6.10(A) (the "RESTRICTIVE COVENANTS"), the Protected Parties shall have the following rights and remedies, each of which rights and remedies shall be independent of the others and severally enforceable, and each of which is in addition to, and not in lieu of, any other rights and remedies available to the Protected Parties under law or in equity: (i) the right and remedy to have the Restrictive Covenants specifically enforced by any court of competent jurisdiction, it being agreed that any breach or threatened breach of the Restrictive Covenants would cause irreparable injury to the Protected Parties and that money damages would not provide an adequate remedy to the Protected Parties; and (ii) the right and remedy to require the Company to pay to the Protected Parties all damages, losses, costs or expenses incurred by any Protected Party as the result of any action constituting a breach of the Restrictive Covenants. The Company shall be obligated to pay the costs of enforcement of the provisions of this SECTION 6.10 by any Protected Party in connection with either such remedy, including, but not limited to, reasonable attorneys fees and court costs.

            (c) SEVERABILITY OF COVENANTS. The Company acknowledges and agrees that the Restrictive Covenants are reasonable and valid in geographical and temporal scope and in all other respects. If any court determines that any of the Restrictive Covenants, or any part thereof, is invalid or unenforceable as to the Company, the remainder of the Restrictive Covenants shall not thereby be affected and shall be given full effect as to the Company, without regard to the invalid portions.

            (d) BLUE-PENCILING. It is expressly understood and agreed that although the Company considers the Restrictive Covenants to be reasonable, if a judicial determination is made by a court of competent jurisdiction that the time or territory or any other restriction contained in this SECTION 6.10 is an unenforceable restriction against the Company, the provisions of this SECTION
6.10 shall not be rendered void but shall be deemed amended to apply as to such maximum time and territory and to such maximum extent as such court may judicially determine or indicate to be enforceable. Alternatively, if any court of competent jurisdiction finds that any restriction contained in this SECTION
6.10 is unenforceable, and such restriction cannot be amended so as to make it enforceable, such finding shall not affect the enforceability of any of the other restrictions contained in this Agreement.

            (e) ENFORCEABILITY IN JURISDICTIONS. The Buyer and the Company intend to and hereby confer jurisdiction to enforce the Restrictive Covenants upon the courts of any jurisdiction within the geographical scope of the Restrictive Covenants. If the courts of any one or more of such jurisdictions hold the Restrictive Covenants unenforceable by reason of the breadth of such scope or otherwise, it is the intention of the Buyer and the Company that such determination not bar or in any way affect the Buyer's right to the relief provided above in the courts of any other jurisdiction within the geographical scope of the Restrictive Covenants, as to breaches of the Restrictive Covenants in such other respective jurisdictions, the Restrictive Covenants as they relate to each jurisdiction being, for this purpose, severable into diverse and independent covenants.

      Section 6.11. BULK SALES LAW AND WAIVER. The Buyer hereby waives compliance by the Company with any applicable bulk transfer provisions of the Uniform Commercial Code or of any other applicable bulk transfer tax.

      Section 6.12. INSURANCE. The Company agrees to take such actions as are reasonably necessary to cause all insurance policies of the Company that are in effect immediately prior to the date of this Agreement (including insurance polices with respect to the Business, the Acquired Assets, product liability and directors' and officers liability insurance) to continue to provide such coverage from the date of this Agreement up to and including the Closing Date (including, without limitation, the replacement or renewal of such insurance policies, at the Company's sole cost and expense, with new insurance policies which provide comparable coverage).

      Section 6.13. USE OF NAME. The Company agrees to take all necessary actions to change its name at the time of Closing, and conditional on, the Closing, including obtaining the Board's approval and the Company's shareholders approval to the adoption of an amendment to the certificate of incorporation setting forth the change of the Company name. The Company further agrees that from and after the Closing it or any of its Affiliates will cease to make any use of (i) the name "Ivivi Technologies," (ii) any similar names indicating affiliation with the Buyer, any of its Affiliates, the Business or the business or activity engaged in by the Buyer or any of its Affiliates, (iii) any identifying symbols, logos, emblems, signs or insignia related to the name "Ivivi Technologies" or containing or comprising the foregoing, or (iv) any name or mark confusingly similar thereto.

      Section 6.14. FURTHER ASSURANCES. From the date hereof through the Closing, the Company agrees to, upon the Buyer's reasonable request and at the Buyer's sole cost and expense, assist, and cooperate in good faith with, the Buyer in establishing its own payroll systems, accounting systems, billing systems, credit and collection services as may be reasonably requested by the Buyer in order to enable the Buyer to carry on its business immediately following the Closing in a similar manner as to which the Company carried on its Business prior to the Closing.

      Section 6.15. ADDITIONAL COVENANTS OF THE BUYER. The Buyer covenants and agrees as follows:

            (a) Concurrently with the Closing, the Buyer shall deliver an agreement executed by SMG, in a form reasonably acceptable to the Company and SMG (the "SMG TERMINATION AGREEMENT"), (i) terminating his employment with the Company and the Employment Agreement dated as of December 31, 2008 and amended on April 2, 2009 between the Company and SMG (the "SMG EMPLOYMENT AGREEMENT") pursuant to Section 4.01(F) thereof, (ii) providing that on the Closing Date all restricted shares of Company Common Stock outstanding immediately prior to the Closing Date (as specified in the SMG Termination Agreement) that were awarded to SMG pursuant to the Restricted Stock Award Agreement dated as of March 31, 2009 between the Company and SMG (the "SMG RESTRICTED STOCK AWARD AGREEMENT" and together with the SMG Employment Agreement, the "SMG AGREEMENTS") will become fully and immediately vested and all restrictions and conditions applicable thereto will lapse, pursuant to Section 1(f) of Exhibit A to the Restricted Stock Award Agreement and acknowledging that SMG shall have no right to any additional restricted shares of the Company Common Stock pursuant to the SMG Restricted Stock Award Agreement (other than such restricted shares of the Company Common Stock pursuant to the SMG Restricted Stock Award Agreement that are outstanding immediately prior to the Closing Date), and (iii) providing for an irrevocable waiver and general release by SMG (on his own behalf and on behalf of each of his descendants, dependents, heirs, executors, administrators, assigns and successors, if applicable) of any and all claims that SMG may have against the Company and/or any of its shareholders, officers, directors, employees, agents and related parties (in both their individual and representative capacities), including, without limitation, (A) claims arising out of the SMG Agreements or the termination thereof and SMG's employment with the Company or separation therefrom, and (B) claims for salary, bonus, benefits or other compensation earned pursuant to the SMG Employment Agreement prior to September 15, 2009, but excluding any claims (a) for unpaid salary, benefits or other compensation (other than bonuses) earned pursuant to the SMG Employment Agreement during the period beginning on September 15, 2009 and ending on the Closing Date; PROVIDED, HOWEVER, it is understood and agreed that, as of September 15, 2009, SMG shall continue to earn salary at the rate of $100,000 on an annualized basis or such lesser amount as is consistent with an across the board salary reduction applicable to executive level Company personnel between the date hereof and the Closing Date, (b) to enforce the SMG Agreements, subject to this SECTION 6.15(A) or the SMG Termination Agreement, (c) that arise after execution of the SMG Termination Agreement, (d) challenging the validity of the SMG Termination Agreement under the Age Discrimination in Employment Act of 1967 ("ADEA"), or (e) any other claims that may not be released under the SMG Termination Agreement in accordance with applicable law.

            (b) Concurrently with the Closing, the Buyer shall deliver an agreement executed by Clubb, in a form reasonably acceptable to the Company and Clubb (the "CLUBB TERMINATION AGREEMENT"), (i) terminating her employment with the Company under the terms of the term sheet effective as of August 1, 2009 (the "CLUBB TERM SHEET") and (ii) providing for an irrevocable waiver and general release by Clubb (on her own behalf and on behalf of each of her descendents, dependents, heirs, executors, administrators, assigns and successors, if applicable) of any and all claims that Clubb may have against the Company and/or any of its shareholders, officers, directors, employees, agents and related parties (in both their individual and representative capacities), including, without limitation, (A) claims arising out of the Clubb Term Sheet or the termination thereof and Clubb's employment with the Company or separation therefrom, and (B) claims for salary, bonus, benefits, or other compensation earned pursuant to the Clubb Term Sheet prior to September 15, 2009, but excluding any claims (a) for unpaid salary, benefits or other compensation (other than bonuses) earned pursuant to the Clubb Term Sheet during the period beginning on September 15, 2009 and ending on the Closing Date; PROVIDED, HOWEVER, it is understood and agreed that, as of September 15, 2009, Clubb shall continue to earn salary at the rate of $100,000 on an annualized basis or such lesser amount as is consistent with an across the board salary reduction applicable to executive level Company personnel between the date hereof and the Closing Date, (b) to enforce the Clubb Term Sheet, subject to this SECTION 6.15(B), or the Clubb Termination Agreement, (c) that arise after execution of the Clubb Termination Agreement, (d) challenging the validity of the Clubb Termination Agreement under the ADEA, or (e) any other claims that may not be released under the Clubb Termination Agreement in accordance with applicable law.

                                  ARTICLE VII
                          CONDITIONS TO THE TRANSACTION

      Section 7.1. CONDITIONS TO EACH PARTY'S OBLIGATION TO CONSUMMATE THE TRANSACTION. The respective obligations of each party to consummate the Transaction shall be subject to the fulfillment (or waiver by all parties) at or prior to the Closing Date of the following conditions:

            (a)   The Company Shareholder Approval shall have been obtained.

            (b) No restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Transaction and/or the other transactions contemplated by this Agreement shall be in effect.

      Section 7.2. CONDITIONS TO OBLIGATION OF THE COMPANY TO CONSUMMATE THE TRANSACTION. The obligation of the Company to consummate the Transaction is further subject to the fulfillment or waiver of the following conditions:

            (a) The Buyer shall have in all material respects performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by it prior to the Closing.

            (b) The Buyer shall have delivered to the Company a certificate, dated as of the Closing Date and signed by the managing member or a senior executive officer, certifying to the effect that the condition set forth in
SECTION 7.2(A) has been satisfied.

            (c) The Company shall have received all agreements, instruments and other documentation to be delivered by the Buyer pursuant to SECTION 1.6.

      Section 7.3. CONDITIONS TO OBLIGATION OF THE BUYER TO CONSUMMATE THE TRANSACTION. The obligation of the Buyer to consummate the Transaction is further subject to the fulfillment or waiver of the following conditions:

            (a) The Company shall have in all material respects performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by it prior to the Closing.

            (b) The Company shall have delivered to the Buyer a certificate, dated as of the Closing Date and signed by a senior executive officer, certifying to the effect that the condition set forth in SECTION 7.3(A) has been satisfied.

            (c) The Buyer shall have received all agreements, instruments and other documentation to be delivered by the Company pursuant to SECTION 1.5.

                                  ARTICLE VIII
                                   TERMINATION

      Section 8.1. TERMINATION OR ABANDONMENT. Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and abandoned at any time prior to the Closing, whether before or after any approval of the matters presented in connection with the Transaction by the shareholders of the Company:

            (a)   by the mutual written consent of the Company and the Buyer;

            (b)   by either the Company or the Buyer, if:

                  (i) the Closing shall not have occurred on or before March 15, 2010 (the "END DATE"), and the party seeking to terminate this Agreement pursuant to this SECTION 8.1(B)(I) shall not have breached its obligations under this Agreement in any manner that shall have proximately caused the failure to consummate the Transaction on or before the End Date;

                  (ii) an injunction, other legal restraint or order shall have been entered permanently restraining, enjoining or otherwise prohibiting the consummation of the Transaction and such injunction, other legal restraint or order shall have become final and non-appealable, provided that the party seeking to terminate this Agreement pursuant to this
      SECTION 8.1(B)(II) shall have used its commercially reasonable efforts to remove such injunction, other legal restraint or order in accordance with
      SECTION 6.5; or

                  (iii) the Company Meeting (including any adjournments thereof) shall have concluded and the Company Shareholder Approval contemplated by this Agreement shall not have been obtained;

            (c)   by the Company, if:

                  (i) the Buyer shall have breached or failed to perform any of covenants or other agreements (other than its representations and warranties) contained in this Agreement, which breach or failure to perform (i) would result in a failure of a condition set forth in SECTION
      7.1 or SECTION 7.2 and (ii) cannot be cured by the End Date, provided that the Company shall have given the Buyer written notice, delivered at least thirty (30) days prior to such termination, stating the Company's intention to terminate this Agreement pursuant to this SECTION 8.1(C)(I) and the basis for such termination;

                  (ii) prior to the receipt of the Company Shareholder Approval, (A) the Board (or the Special Committee) has received a Superior Proposal, (B) in light of such Superior Proposal a majority of the disinterested directors of the Company (or the Special Committee) shall have determined in good faith, after consultation with the Company's outside counsel, that the failure to withdraw or modify its Recommendation or enter into an agreement with respect to the Superior Proposal would be inconsistent with the Board's (or the Special Committee's) exercise of its fiduciary duty under applicable Law, (C) the Company has provided the Buyer with a Termination Notice (in accordance with SECTION 6.3(B)(I), (D) following the Negotiation Period (in accordance with SECTION 6.3(B)(II)), the Board shall have determined in good faith, after consultation with the Company's outside legal counsel and financial advisor and, after considering the results of such negotiations and the revised proposal made by the Buyer, if any, that either: (x) the Superior Proposal giving rise to the Company's Termination Notice (including any subsequent amendments or modifications) continues to be a Superior Proposal; or (y) it would continue to be inconsistent with Board's (or the Special Committee's) fiduciary obligations under applicable Law to recommend in favor of the Transaction and this Agreement on the revised terms, if any, proposed by the Buyer, and (E) the Board has approved, and the Company concurrently enters into, a definitive agreement providing for the implementation of such Superior Proposal; provided, HOWEVER, notwithstanding anything contained in this Agreement to the contrary, it is understood and agreed that concurrently with, and as a condition to, the termination of this Agreement pursuant to this Section 8.1(c)(ii), the Company shall pay (or cause to be paid) to the Buyer a termination fee of $90,000 in cash (the "TERMINATION FEE").

            (d)   by the Buyer, if:

                  (i) the Company shall have breached or failed to perform any of its covenants or other agreements (other than its representations and warranties) contained in this Agreement, which breach or failure to perform (i) would result in a failure of a condition set forth in SECTION
      7.1 or SECTION 7.3 and (ii) cannot be cured by the End Date, provided that the Buyer shall have given the Company written notice, delivered at least thirty (30) days prior to such termination, stating the Buyer's intention to terminate this Agreement pursuant to this SECTION 8.1(D)(I) and the basis for such termination;

                  (ii) the Board or the Special Committee withdraws, modifies or qualifies in a manner adverse to the Buyer, or publicly proposes to withdraw, modify or qualify, in a manner adverse to the Buyer, its Recommendation, fails to recommend to the Company's shareholders that they give the Company Shareholder Approval or approves, endorses or recommends, or publicly proposes to approve, endorse or recommend, any Alternative Proposal; or

                  (iii) the Company gives the Buyer the Termination Notice contemplated by SECTION 8.1(C)(II)(C).

      In the event of termination of this Agreement pursuant to this SECTION 8.1, this Agreement shall terminate (except for the provisions of SECTION 8.2, SECTION 10.16 and ARTICLE IX), and there shall be no other liability on the part of the Company or any of its shareholders, directors, officers or agents, as the case may be, or the Buyer to the other except liability arising out of any willful breach of any of the representations, warranties or covenants in this Agreement by the Company, in which case the aggrieved party shall be entitled to all rights and remedies available at law or in equity.

      Section 8.2. TERMINATION FEE. Each of the parties hereto acknowledges that the Termination Fee contained in SECTION 8.1(C)(II) is an integral part of the transactions contemplated by this Agreement and that the Termination Fee is not a penalty, but rather is liquidated damages in a reasonable amount that will compensate the Buyer for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the transactions contemplated hereby, which amount would otherwise be impossible to calculate with precision.

                                   ARTICLE IX
                                 INDEMNIFICATION

      Section 9.1. INDEMNIFICATION OF THE BUYER BY THE COMPANY.

            (a) The Company agrees to indemnify and hold harmless the Buyer, all Affiliates of the Buyer and their respective members, stockholders, directors, officers, employees and agents (the "BUYER INDEMNITEES") and will reimburse such persons from and against and with respect to Losses resulting or arising from:

                  (i) any non-fulfillment of any covenant or agreement on the part of the Company under this Agreement;

                  (ii) any liabilities of the Company other than the Assumed Liabilities;

                  (iii) fraud, intentional misrepresentation or willful breach by the Company; or

                  (iv) SECTION 6.11 (Bulk Sales Law and Waiver) and any and all Losses arising out of the failure of the Company to comply with any bulk sales or transfer Law.

            (b) The indemnification obligations of the Company hereunder relate to indemnification for all Losses of a Buyer Indemnitee, regardless of whether such Loss arises from a third-party claim against such Buyer Indemnitee or otherwise.

      Section 9.2. INDEMNIFICATION OF THE COMPANY BY THE BUYER.

            (a) The Buyer hereby agrees to indemnify and hold harmless the Company, all Affiliates of the Company and their shareholders, directors, officers, employees and agents (the "COMPANY INDEMNITEES") against and with respect to any and all Losses directly or indirectly resulting or arising from:

                  (i) any non-fulfillment of any covenant or agreement on the part of the Buyer under this Agreement;

                  (ii)  the Assumed Liabilities;

                  (iii) the ownership and use of the Acquired Assets following the Closing; and

                  (iv) fraud, intentional misrepresentation or willful breach by the Buyer.

            (b) The indemnification obligations of the Buyer hereunder relate to indemnification for all Losses of a Company Indemnitee, regardless of whether such Loss arises from a third-party claim against such Company Indemnitee or otherwise.

      Section 9.3. PROCEDURE FOR INDEMNIFICATION.

            (a) If a third-party claim is made against a Company Indemnitee or a Buyer Indemnitee (an "INDEMNITEE"), and if such Indemnitee believes that such claim could give rise to a right of indemnification, then such Indemnitee shall give prompt written notice to the party obligated to provide indemnification hereunder (an "INDEMNIFYING PARTY") of such claim after such Indemnitee has received notice thereof (provided that failure to give timely notice shall not limit the indemnification obligations of the Indemnifying Party hereunder except to the extent that the delay in giving, or failure to give, such notice has materially prejudiced the ability of the Indemnifying Party to defend the claim). The Indemnifying Party shall have the right to defend such claim and direct such defense, at the Indemnifying Party's sole option and expense and with counsel selected by the Indemnifying Party and reasonably satisfactory to such Indemnitee, provided that an Indemnitee shall at all times also have the right to fully participate in the defense at its own expense (and may retain its own counsel at the expense of the Indemnifying Party if it shall reasonably determine that representation of it and the Indemnifying Party by the same counsel would present an ethical conflict of interest; provided that the Indemnifying Party will only be responsible under such circumstances for the expenses of a single additional counsel for all Indemnitees). If the Indemnifying Party shall fail to defend such claim within thirty (30) days after notice thereof shall have been given by an Indemnitee to the Indemnifying Party, such Indemnitee shall have the right, but not the obligation, to undertake the defense of the claim on behalf, for the account, and at the risk and expense (including the payment of the reasonable attorneys' fees of such Indemnitee regardless of whether the Indemnitee prevails against the third party claim) of the Indemnifying Party. If the Indemnifying Party assumes the defense of such claim, the obligation of the Indemnifying Party hereunder as to such claim shall include taking all steps necessary in the defense or settlement of such claim.

            (b) The Indemnifying Party shall not consent to the entry of any judgment or settle or compromise any third-party demands, claims, actions, suits or proceedings for which an Indemnitee has sought indemnification from the Indemnifying Party unless it shall have given such Indemnitee not less than 15 days prior written notice of the proposed consent, settlement or compromise, and afforded such Indemnitee an opportunity to consult with the Indemnifying Party regarding the proposed consent, settlement or compromise, and shall not consent to the entry of any judgment or enter into any settlement or compromise without the prior written approval of such Indemnitee. An Indemnitee shall not unreasonably withhold or delay its approval of a proposed consent, settlement or compromise. In determining whether to give its approval, an Indemnitee may consider whether the proposed consent, settlement or compromise includes as an unconditional term thereof the giving by the claimant to such Indemnitee of a release from all liabilities in respect of such claim except the liabilities satisfied by the Indemnifying Party.

                                   ARTICLE X
                                  MISCELLANEOUS

      Section 10.1. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. None of the representations and warranties in this Agreement shall survive the date of this Agreement. The covenants of the parties requiring performance following the Closing shall survive in accordance with their terms.

      Section 10.2. EXPENSES. Whether or not the Transaction is consummated, all costs and expenses incurred in connection with the Transaction, this Agreement and the transactions contemplated hereby shall be paid by the party incurring or required to incur such expenses, except expenses incurred in connection with the printing, filing and mailing of the Proxy Statement (including applicable SEC filing fees) shall be borne one-half by the Company and one-half by Buyer.

      Section 10.3. COUNTERPARTS; EFFECTIVENESS. This Agreement may be executed in two or more consecutive counterparts (including by facsimile), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by telecopy or otherwise) to the other parties.

      Section 10.4. GOVERNING LAW. This Agreement, and all claims or causes of action (whether at law, in contract or in tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance hereof, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

      Section 10.5. JURISDICTION; ENFORCEMENT. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that prior to the termination of this Agreement in accordance with ARTICLE VIII the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement non-exclusively in any federal or state court located in the State of New Jersey, this being in addition to any other remedy which they are entitled at law or in equity. In addition, each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, shall be brought and determined exclusively in any federal or state court located in the State of New Jersey. Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve in accordance with this SECTION 10.5, (B) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by the applicable law, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject mater hereof, may not be enforced in or by such courts.

      Section 10.6. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING BETWEEN THE PARTIES HERETO ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      Section 10.7. NOTICES. Any notice required to be given hereunder shall be sufficient if in writing, and sent by facsimile transmission (provided that any notice received by facsimile transmission or otherwise at the addressee's location on any Business Day after 5:00 p.m. (addressee's local time) shall be deemed to have been received at 9:00 a.m. (addressee's local time) on the next Business Day), by reliable overnight delivery service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

       To the Buyer:

       Ivivi Technologies, LLC
       c/o Ajax Capital LLC
       460 Park Avenue, Suite 2101
       New York, NY  10022
       Attention:           Steven M. Gluckstern
                            or
                            Kathryn Clubb
       Telephone:           (212) 937-8701
                            (212) 937-8704
       Facsimile:           (212) 937-8702

       with copy to:
       Paul, Weiss, Rifkind, Wharton &
          Garrison LLP
       1285 Avenue of the Americas
       New York, NY 10019-6064
       Attention:           Jeffrey D. Marell
                            Marilyn Sobel
       Telephone:           (212) 373-3000
       Facsimile:           (212) 757-3990

       To the Company:

       Ivivi Technologies, Inc.
       135 Chestnut Ridge Road
       Montvale, NJ  07645
       Attention:           Andre' A. DiMino
       Telephone:           (201) 767-6040
       Facsimile:           (201) 784-0620

       with a copy to:

       Lowenstein Sandler PC
       65 Livingston Avenue
       Roseland, NJ 07068
       Attention:           Steven M. Skolnick
       Telephone:           (973) 597-2476
       Facsimile:           (973) 597-2477

or to such other address as any party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so telecommunicated, personally delivered or mailed. Any party to this Agreement may notify any other party of any changes to the address or any of the other details specified in this paragraph; PROVIDED, HOWEVER, that such notification shall only be effective on the date specified in such notice or five (5) Business Days after the notice is given, whichever is later. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice as of the date of such rejection, refusal or inability to deliver.

      Section 10.8. ASSIGNMENT; BINDING EFFECT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by the Company or the Buyer (whether by operation of law or otherwise) without the prior written consent of the other party. Notwithstanding the foregoing, the Buyer may assign, in its sole discretion, any of or all of its rights, interest and obligations under this agreement to any Affiliate of the Buyer, but no such assignment shall relieve the Buyer of its obligations hereunder. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. The Buyer shall cause any assignee thereof, to perform its obligations under this Agreement.

      Section 10.9. SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

      Section 10.10. ENTIRE AGREEMENT; NO THIRD-PARTY BENEFICIARIES. This Agreement (including the Exhibits and letters hereto) and the Voting Agreement constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof and thereof and are not intended to and shall not confer upon any person other than the parties hereto any rights or remedies hereunder.

      Section 10.11. AMENDMENTS; WAIVERS. At any time prior to the Closing, any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Company (approved by the Special Committee), the Buyer, or in the case of a waiver, by the party against whom the waiver is to be effective (and, in the case of the Company, as approved by the Special Committee); PROVIDED, HOWEVER, that after receipt of Company Shareholder Approval, if any such amendment or waiver shall by applicable Law require further approval of the shareholders of the Company, the effectiveness of such amendment or waiver shall be subject to the approval of the shareholders of the Company. Notwithstanding the foregoing, no failure or delay by the Company or the Buyer in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.

      Section 10.12. HEADINGS. Headings of the Articles and Sections of this Agreement are for convenience of the parties only and shall be given no substantive or interpretive effect whatsoever. The table of contents to this Agreement is for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      Section 10.13. INTERPRETATION. When a reference is made in this Agreement to an Article or Section, such reference shall be to an Article or Section of this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word "or" shall be deemed to mean "and/or." All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. Each of the parties has participated in the drafting and negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if it is drafted by all the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any of the provisions of this Agreement.

      Section 10.14. NO RECOURSE. This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto and no past, present or future Affiliate, director, officer, employee, incorporator, member, manager, partner, shareholder, agent, attorney or representative of any party hereto shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby.

      Section 10.15. DETERMINATIONS BY THE COMPANY. Whenever a determination, decision or approval by the Company is called for in this Agreement, such determination, decision or approval must be authorized by the Special Committee or, if the Special Committee is not then in existence, the Company's Board.

      Section 10.16. AJAX'S GUARANTY.

            (a) Ajax hereby unconditionally and irrevocably guarantees to the Company, as primary obligor and not merely as surety, the performance of, and compliance with, the payment obligations of the Buyer pursuant to, and under,
SECTION 2.1 (Purchase Price) contained in this Agreement (the "GUARANTY"). Ajax hereby waives promptness, diligence, demand, protest and notice as to the obligations guaranteed hereby and acceptance of this Guaranty, the right to require the Company to exhaust remedies against any other person and waives any other circumstance which might otherwise constitute a defense available to, or a discharge of, Ajax as a guarantor. Ajax hereby waives all claims of waiver, release, surrender, abstraction or compromise and all set-offs, counterclaims, cross-claims, recoupments or other defenses that it may have against the Company.

            (b) The obligations of Ajax hereunder are unconditional and irrevocable and will not be discharged by: (i) any modification of, or amendment or supplement to, this Agreement; (ii) any furnishing or acceptance of security or any exchange or release of any security; (iii) any waiver, consent or other action or inaction or any exercise or non-exercise of any right, remedy or power with respect to the Buyer; (iv) any insolvency, bankruptcy, reorganization, arrangement, composition, liquidation, dissolution, or similar proceedings with respect to the Buyer; or (f) any other occurrence whatsoever, except performance in full of all payment obligations of the Buyer pursuant to, and under, SECTION 2.1, in accordance with the terms and conditions of this Agreement.

            (c) This Guaranty shall: (a) be binding upon Ajax, its successors and assigns; (b) inure to the benefit of, and be enforceable by, the Company and its successors and assigns; and (c) remain in full force and effect until the earlier of (i) the performance in full of all payment obligations of the Buyer or (ii) the termination of this Agreement.

      Section 10.17. CERTAIN DEFINITIONS. For purposes of this Agreement, the following terms will have the following meanings when used herein:

            (a) "AFFILIATES" shall mean, as to any person, any other person which, directly or indirectly, controls, or is controlled by, or is under common control with, such person. As used in this definition, "CONTROL" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

            (b) "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or a day on which the banks in New York are authorized by law or executive order to be closed.

            (c) "BUYER MATERIAL ADVERSE EFFECT" means any fact, circumstance, event, change, effect or occurrence that, individually or in the aggregate with all other facts, circumstances, events, changes, effects or occurrences, would prevent or materially delay or materially impair the ability of the Buyer to perform its obligations hereunder or to consummate the Transaction, other than an effect resulting from any one or more of the following: (i) any change in the United States or foreign economies or securities or financial markets in general; (ii) any change arising in connection with earthquakes, hostilities, acts of war, sabotage or terrorism or military actions or any escalation or material worsening of any such hostilities, acts of war, sabotage or terrorism or military actions existing or underway as of the date hereof; (iii) any action taken by the Company or its Affiliates with respect to the transactions contemplated hereby; (iv) any changes in applicable Laws or accounting rules;
(v) the public announcement of this Agreement, compliance with terms of this Agreement or the consummation of the transactions contemplated by this Agreement.

            (d) "COMPANY BENEFIT PLANS" means all pension, profit-sharing, savings, retirement, employment, consulting, severance pay, termination, executive compensation, incentive compensation, deferred compensation, bonus, stock purchase, stock option, phantom stock or other equity-based compensation, change-in-control, retention, salary continuation, vacation, sick leave, disability, death benefit, group insurance, hospitalization, medical, dental, life (including all individual life insurance policies as to which the Company is the owner, the beneficiary or both), Internal Revenue Code of 1986, as amended, Section 125 "cafeteria" or "flexible" benefit, employee loan, educational assistance or fringe benefit plan, program, policy, practice, agreement or arrangement, whether written or oral, formal or informal, including each "employee benefit plan" (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), and each other material employee benefit plan, program, agreement or arrangement, whether or not subject to ERISA, that (i) the Company maintains, sponsors or contributes to, or for which the Company has any obligation to maintain, sponsor or contribute, or (ii) with respect to which the Company has any direct or indirect liability, whether contingent or otherwise.

            (e) "COMPANY MATERIAL ADVERSE EFFECT" means any fact, circumstance, event, change, effect or occurrence that, individually or in the aggregate with all other facts, circumstances, events, changes, effects or occurrences, has a material adverse effect on the Acquired Assets, the Business or the condition (financial or otherwise) or results of operation of the Company, or that would prevent or materially delay or materially impair the ability of the Company to perform its obligations hereunder or to consummate the Transaction, other than an effect resulting from an Excluded Matter; provided that so long as an occurrence of any such event specified in clauses (i), (ii),
(iii) and (v) below does not have a disproportionate effect on the Acquired Assets, the Business or the industries in which the Business is operated, in which case, such event specified in any of the clauses above, shall cease to be an Excluded Matter. "EXCLUDED MATTER" means any one or more of the following:
(i) the effect of any change in the United States or foreign economies or securities or financial markets in general; (ii) the effect of any change that generally affects any industry in which the Company operates; (iii) the effect of any change arising in connection with earthquakes, hostilities, acts of war, sabotage or terrorism or military actions or any escalation or material worsening of any such hostilities, acts of war, sabotage or terrorism or military actions existing or underway as of the date hereof; (iv) the effect of any action taken by the Buyer or its Affiliates with respect to the transactions contemplated hereby or with respect to the Company; (v) the effect of any changes in applicable Laws or accounting rules; (vi) the failure of the Company to meet any of its internal projections or (vii) any effect resulting from the public announcement of this Agreement, compliance with terms of this Agreement or the consummation of the transactions contemplated by this Agreement.

            (f) "COMPANY SEC DOCUMENTS" means all forms, documents, statements and reports required to be filed prior to the date hereof by the Company with the SEC since January 1, 2007 and those filed with the SEC subsequent to the date of this Agreement, if any, including any amendments thereto.

            (g) "COMPANY PERMITS" means all franchises, tariffs, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Entity necessary for the Company to own, lease and operate its properties and assets (including the Acquired Assets) or to carry on its Business as it is now being conducted.

            (h) "CONTRACTS" means any contracts, agreements, licenses, notes, bonds, mortgages, indentures, commitments, leases or other instruments or obligations, whether written or oral, to which the Company is a party.

            (i) "ENVIRONMENTAL LAW" means any Law relating to (i) the protection, preservation or restoration of the environment (including air, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource), or (ii) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of Hazardous Substances, in each case as in effect at the date hereof.

            (j) "GAAP" means United States generally accepted accounting principles.

            (k) "HAZARDOUS SUBSTANCE" means any substance listed, defined, designated, classified or regulated as hazardous, toxic, radioactive or dangerous under any Environmental Law. Hazardous Substance includes any substance to which exposure is regulated by any Governmental Entity or any Environmental Law as a toxic waste, pollutant, contaminant, hazardous substance, toxic substance, hazardous waste, special waste or petroleum or any derivative or byproduct thereof, radon, radioactive material, asbestos or asbestos containing material, urea formaldehyde, foam insulation or polychlorinated biphenyls.

            (l) "INTELLECTUAL PROPERTY" means any of the following, as they exist anywhere in the world, whether registered, unregistered, issued or the subject of a pending application: (a) patents, patentable inventions and other patent rights (including any divisions, continuations, continuations-in-part, reissues, reexaminations and interferences thereof); (b) trademarks, service marks, trade dress, trade names, taglines, brand names, logos and corporate names and all goodwill related thereto; (c) copyrights, mask works and designs;
(d) trade secrets, know-how, inventions, processes, procedures, databases, confidential business information and other proprietary information and rights;
(e) computer software programs, including all source code, object code, specifications, designs and documentation related thereto; and (f) domain names, Internet addresses and other computer identifiers.

            (m) "KNOWLEDGE" means (i) with respect to the Buyer, the knowledge of Steven M. Gluckstern or Kathryn Clubb after reasonable inquiry and (ii) with respect to the Company, the knowledge of Andre' A. DiMino, David Saloff or Edward J. Hammel after reasonable inquiry.

            (n) "LAW" or "LAWS" means any applicable federal, state, local or foreign or provincial law, statute, ordinance, rule, regulation, judgment, order, injunction, decree or agency requirement of or undertaking to or agreement with any Governmental Entity, including common law.

            (o) "LOSSES" means any and all losses, injuries, damages, deficiencies, claims, liabilities (other than Assumed Liabilities), costs (including reasonable legal and other costs), penalties, interest, expenses and obligations (other than Assumed Liabilities); PROVIDED, HOWEVER, that Losses shall not include punitive, exemplary, remote or speculative damages, except to the extent paid by an Indemnitee to a third party.

            (p) "ORDERS" or "ORDERS" means any orders, judgments, injunctions, awards, decrees or writs handed down, adopted or imposed by, including any consent decree, settlement agreement or similar written agreement with, any Governmental Entity.

            (q) "PERSON" or "PERSON" shall mean an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity, group (as such term is used in Section 13 of the Exchange Act) or organization, including, without limitation, a Governmental Entity, and any permitted successors and assigns of such person.

            (r) "PROXY STATEMENT" means, collectively, the letter to shareholders, notice of meeting, proxy statement and forms of proxy to be distributed to shareholders in connection with the Transaction to be filed with the SEC in connection with seeking the adoption and approval of this Agreement.

            (s)   "SCHEDULE 13E-3" means the Rule 13E-3 Transaction Statement on
Schedule 13E-3 to be filed with the SEC in connection with seeking the adoption and approval of this Agreement.

            (t) "SUBSIDIARIES" of any party shall mean any corporation, partnership, association, trust or other form of legal entity of which (i) more than 50% of the outstanding voting securities are on the date hereof directly or indirectly owned by such party, or (ii) such party or any Subsidiary of such party is a general partner (excluding partnerships in which such party or any Subsidiary of such party does not have a majority of the voting interests in such partnership).

            (u) "TAX" or "TAXES" means (i) any and all federal, state, local or foreign or provincial taxes, charges, fees, imposts, levies or other assessments, including all net income, gross receipts, capital, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation, property and estimated taxes, customs duties, fees, assessments and charges of any kind whatsoever, including any and all interest, penalties, fines, additions to tax or additional amounts imposed by any Governmental Entity in connection with respect thereto, and (ii) any liability in respect of any items described in clause (i) payable by reason of contract, assumption, transferee liability, operation of Law, Treasury Regulation Section 1.1502-6(a) (or any predecessor or successor thereof of any analogous or similar provision of Law) or otherwise.

            (v) "TAX RETURN" means any return, report or similar filing (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any information return, claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto).

            (w) Each of the following terms is defined in the section set forth opposite such term:

TERM                                                                SECTION
----                                                                -------
Acquired Assets.............................................        1.1
ADEA........................................................        6.15(a)
Agreement...................................................        Preamble
Ajax........................................................        Preamble
Alternative Proposal........................................        6.3(f)
Assumed Contracts...........................................        1.1(e)
Assumed Liabilities.........................................        1.3
Board.......................................................        Recitals
Business....................................................        Recitals
Buyer.......................................................        Preamble
Buyer Disclosure Letter.....................................        V
Buyer Indemnitees...........................................        9.1(a)
Closing.....................................................        3.1
Closing Agreement ..........................................        2.1
Closing Date................................................        3.1
Clubb ......................................................        2.1
Clubb Term Sheet............................................        6.15(b)
Clubb Termination Agreement.................................        6.15(b)
Company.....................................................        Preamble
Company Common Stock........................................        Recitals
Company Disclosure Letter...................................        IV
Company Indemnitees.........................................        9.2(a)
Company Intellectual Property...............................        4.12
Company Material Contracts..................................        4.9(a)

TERM                                                                SECTION
----                                                                -------
Company Meeting.............................................        6.4(b)
Company Shareholder Approval................................        4.5
EMC.........................................................        2.1
Emigrant....................................................        Recitals
End Date....................................................        8.1(b)(i)
ERISA.......................................................        10.17(d)
Exchange Act................................................        4.3(b)
Excluded Assets.............................................        1.2
Excluded Liabilities........................................        1.4
Forbearance Agreement.......................................        Recitals
Governmental Entity.........................................        4.3(b)
Guaranty....................................................        10.16(a)
Indemnifying Party..........................................        9.3(a)
Indemnitee..................................................        9.3(a)
Lease Agreement.............................................        1.2(c)
Lien........................................................        4.3(c)
Negotiation Period..........................................        6.3(b)(i)
Nonassignable Asset.........................................        1.7
Person......................................................        10.17(q)
Protected Parties...........................................        6.10(a)(ii)
Protected Party.............................................        6.10(a)(ii)
Purchase Price..............................................        2.1
Recommendation..............................................        4.3(a)
Regulatory Approvals........................................        6.5(b)
Regulatory Law..............................................        6.5(d)
Representatives.............................................        6.3(a)
Restricted Period...........................................        6.10(a)(i)
Restrictive Covenants.......................................        6.10(b)
SEC.........................................................        4.7
SMG.........................................................        2.1
SMG Agreements..............................................        6.15(a)
SMG Employment Agreement....................................        6.15(a)
SMG Restricted Stock Award Agreement........................        6.15(a)
SMG Termination Agreement...................................        6.15(a)
Special Committee...........................................        Recitals
Subsidiaries................................................        10.17(t)
Superior Proposal...........................................        6.3(g)
Termination Date............................................        6.1(a)
Termination Fee.............................................        8.1(c)(ii)
Termination Notice..........................................        6.3(b)(i)
Transaction.................................................        Recitals
Voting Agreement............................................        Recitals
Warrant.....................................................        4.15

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

                                                IVIVI TECHNOLOGIES, INC.


                                                By: /s/ Andre' DiMino
                                                    ----------------------------
                                                    Name:  Andre' DiMino
                                                    Title: Executive Vice
                                                           President


                                                IVIVI TECHNOLOGIES, LLC


                                                By: /s/ Steven M. Gluckstern
                                                    ----------------------------
                                                    Name:  Steven M. Gluckstern
                                                    Title: Managing Member


                                                AJAX CAPITAL LLC


                                                By: /s/ Steven M. Gluckstern
                                                    ----------------------------
                                                    Name:  Steven M. Gluckstern
                                                    Title: Managing Member




                  [SIGNATURE PAGE TO ASSET PURCHASE AGREEMENT]

                                 AMENDMENT NO. 1
                                       TO
                            ASSET PURCHASE AGREEMENT

      This Amendment No. 1 (this "Amendment") to the Asset Purchase Agreement (as defined below), dated November 17, 2009, is entered into by and among Ivivi Technologies, Inc., (the "Company"), Ivivi Technologies, LLC (the "Buyer") and Ajax Capital LLC ("Ajax"). Capitalized terms used and not defined herein shall have the meanings assigned to them in the Asset Purchase Agreement.

      WHEREAS, the Company, the Buyer and Ajax have entered into that certain Asset Purchase Agreement, dated September 24, 2009 (the "Asset Purchase Agreement"), pursuant to which, at the Closing, and subject to the terms and conditions of the Asset Purchase Agreement, the Company agreed to sell to the Buyer the Acquired Assets and the Buyer agreed to purchase from the Company the Acquired Assets for an amount equal to the Purchase Price and the assumption of the Assumed Liabilities;

      WHEREAS, in light of the current financial condition of the Company, prior to the Closing, the Company is seeking to borrow from the Buyer from time to time certain advances, which shall be deemed advanced payments of the Purchase Price payable to the Company at the Closing pursuant to the Asset Purchase Agreement;

      WHEREAS, the Company and the Buyer wish and agree to amend the Asset Purchase Agreement as contemplated by the terms and subject to the conditions of this Amendment.

      NOW, THEREFORE, in consideration of the terms and conditions herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Amendment to Section 2.1 (Payment of Purchase Price) of the Asset Purchase Agreement. Each of the Company, the Buyer and Ajax hereby agrees to amend and supplement Section 2.1 of the Asset Purchase Agreement by deleting it in its entirety and adding the following instead:

      "SECTION 2.1. PAYMENT OF PURCHASE PRICE.

      (A) SUBJECT TO THAT CERTAIN CLOSING AGREEMENT, OF EVEN DATE HEREWITH, BY AND AMONG THE COMPANY, THE BUYER, STEVEN M. GLUCKSTERN ("SMG"), KATHRYN CLUBB ("CLUBB"), EMIGRANT AND EMIGRANT MORTGAGE COMPANY, INC. ("EMC") (THE "CLOSING AGREEMENT"), AT THE CLOSING, UPON THE TERMS AND SUBJECT TO THE CONDITIONS OF THIS AGREEMENT, THE BUYER SHALL PAY THE COMPANY, BY WIRE TRANSFER OF IMMEDIATELY AVAILABLE FUNDS, AN AGGREGATE AMOUNT EQUAL TO THE SUM OF (I) THE AMOUNT NECESSARY TO PAY IN FULL THE PRINCIPAL OF, AND ACCRUED INTEREST ON, THE COMPANY'S INDEBTEDNESS OWED TO EMIGRANT PLUS (II) $475,000 MINUS
            (III) THE AGGREGATE AMOUNT OF ALL ADVANCED PAYMENTS (AS DEFINED BELOW), IF ANY; PROVIDED, HOWEVER, THAT THE SUM OF THE AMOUNTS SPECIFIED IN CLAUSES (I) AND (II) SHALL IN NO EVENT EXCEED THREE MILLION ONE HUNDRED AND FIFTY THOUSAND DOLLARS ($3,150,000) (THE "PURCHASE PRICE").

      (B) THE BUYER AGREES TO MAKE AVAILABLE TO THE COMPANY, FROM TIME TO TIME DURING THE PERIOD BEGINNING ON NOVEMBER 17, 2009 AND ENDING ON THE EARLIER OF (I) THE TERMINATION OF THIS AGREEMENT (A "PRE-CLOSING TERMINATION") AND (II) THE CLOSING, AT THE COMPANY'S REQUEST, CASH ADVANCES IN AN AGGREGATE PRINCIPAL AMOUNT NOT TO EXCEED THREE HUNDRED THOUSAND DOLLARS ($300,000) (EACH AN "ADVANCED PAYMENT"). IN THE EVENT A PRE-CLOSING TERMINATION OCCURS, ANY AND ALL OF THE OUTSTANDING ADVANCED PAYMENTS (TOGETHER WITH ACCRUED INTEREST THEREON) SHALL BECOME DUE IMMEDIATELY, AND, SUBJECT TO THE SUBORDINATION AGREEMENT (AS DEFINED BELOW) SHALL BE REPAID BY THE COMPANY AS SOON AS PRACTICABLE FOLLOWING THE OCCURRENCE OF SUCH PRE-CLOSING TERMINATION. EACH ADVANCED PAYMENT SHALL ACCRUE INTEREST AT THE RATE OF 8% PER ANNUM FROM, AND INCLUDING, THE DATE MADE TO, BUT EXCLUDING, THE DATE ON WHICH SUCH PRE-CLOSING TERMINATION OCCURS (SUCH INTEREST TO BE PAID ON THE DATE OF REPAYMENT OF THE ADVANCED PAYMENTS). ANY ADVANCED PAYMENT NOT REPAID WHEN DUE SHALL ACCRUE INTEREST AT THE RATE OF 12% PER ANNUM FOR EACH DAY FROM THE DATE ON WHICH A PRE-CLOSING TERMINATION OCCURS UNTIL REPAID (SUCH INTEREST TO BE PAID ON THE DATE OF REPAYMENT OF THE ADVANCED PAYMENTS). IN THE EVENT THE CLOSING OCCURS, ALL OF THE ADVANCED PAYMENTS (EXCLUDING ACCRUED INTEREST) SHALL BE CREDITED, UPON CONSUMMATION OF THE CLOSING, TOWARDS THE PURCHASE PRICE AS SET FORTH ABOVE AND THE ADVANCED PAYMENTS SHALL BE DEEMED FULLY PAID AND NO INTEREST SHALL BE DUE AND PAYABLE BY THE COMPANY. ALL INDEBTEDNESS OF THE COMPANY PURSUANT TO THE ADVANCED PAYMENTS SHALL BE UNSECURED AND SHALL BE SUBORDINATED IN RIGHT OF PAYMENT TO ALL INDEBTEDNESS FOR BORROWED MONEY OF THE COMPANY TO EMIGRANT AS CONTEMPLATED BY THAT CERTAIN SUBORDINATION AGREEMENT OF EVEN DATE HEREWITH AMONG THE COMPANY, EMIGRANT AND THE BUYER (THE "SUBORDINATION AGREEMENT").

      (C) EACH REQUEST BY THE COMPANY FOR AN ADVANCED PAYMENT SHALL BE IN INCREMENTS OF TWENTY FIVE THOUSAND DOLLARS ($25,000) AND SHALL BE MADE BY DELIVERY OF A WRITTEN NOTICE TO THE BUYER (A "PAYMENT REQUEST") NOT LATER THAN 11:00 A.M., NEW YORK CITY TIME, TWO (2) BUSINESS DAYS PRIOR THE DATE OF THE PROPOSED ADVANCED PAYMENT. EACH PAYMENT REQUEST SHALL BE IRREVOCABLE AND SHALL CONTAIN THE
            FOLLOWING:

      I.    THE AMOUNT OF SUCH ADVANCED PAYMENT;

      II. THE DATE OF THE PROPOSED ADVANCED PAYMENT (WHICH SHALL BE A BUSINESS DAY NO LESS THAN TWO (2) BUSINESS DAYS AFTER THE DATE THE PAYMENT REQUEST IS RECEIVED BY THE BUYER; AND

      III.  THE COMPANY'S WIRE INSTRUCTIONS."

      2. Amendment to Article IV (Covenants and Agreements) of the Asset Purchase Agreement. Each of the Company and the Buyer agrees to amend and supplement Article VI of the Asset Purchase Agreement by adding the following at the end of Article VI:

      "SECTION 6.16. USE OF PROCEED OF ADVANCED PAYMENTS. THE COMPANY AGREES TO USE THE PROCEEDS OF ANY ADVANCED PAYMENT RECEIVED FROM THE BUYER SOLELY FOR THE PURPOSE OF CONDUCTING ITS BUSINESS IN THE ORDINARY COURSE (AFTER TAKING INTO CONSIDERATION THE CURRENT FINANCIAL CONDITION OF THE COMPANY) IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS AGREEMENT.

      SECTION 6.17. PAYMENT OF PATENT APPLICATION FEES AND EXPENSES. NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE CONTRARY:

      (A) THE COMPANY COVENANTS AND AGREES TO PAY, NO LATER THAN NOVEMBER 24, 2009, ANY AND ALL FEES AND EXPENSES, DUE AS OF SUCH DATE, ASSOCIATED WITH THOSE CERTAIN PATENT APPLICATIONS RELATED TO CAPSULAR CONTRACTION, RESPIRATORY, INTEGRATED COIL AND INDUCTION COIL (THE "PENDING PATENTS") (INCLUDING, WITHOUT LIMITATION, FEES AND EXPENSES FOR SERVICES RENDERED TO THE COMPANY BY SCHLICH & CO. IN CONNECTION WITH THE PENDING PATENTS); PROVIDED, HOWEVER, THAT THE COMPANY'S LIABILITY UNDER THIS SECTION 6.17(A) SHALL NOT EXCEED AN AGGREGATE AMOUNT OF TWELVE THOUSAND TWO HUNDRED FIFTY DOLLARS ($12,250); AND

      (B)   FOLLOWING SATISFACTION OF THE COMPANY'S PAYMENT OBLIGATIONS UNDER
            SECTION 6.17(A) ABOVE, THE BUYER COVENANTS AND AGREES TO PAY, WHEN DUE, ANY AND ALL OTHER FEES AND EXPENSES RELATED TO THE PENDING PATENT; PROVIDED, HOWEVER, THAT THE BUYER'S LIABILITY UNDER THIS
            SECTION 6.17(A) SHALL NOT EXCEED AN AGGREGATE AMOUNT OF TWELVE THOUSAND TWO HUNDRED FIFTY DOLLARS ($12,250)."

      3. Amendment to Section 10.2 (Expenses) of the Asset Purchase Agreement. Each of the Company and the Buyer agrees to amend and supplement
Section 10.2 of the Asset Purchase Agreement by deleting it in its entirety and adding the following instead:

      "SECTION 10.2. EXPENSES. WHETHER OR NOT THE TRANSACTION IS CONSUMMATED, ALL COSTS AND EXPENSES INCURRED IN CONNECTION WITH THE TRANSACTION, THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE PAID BY THE PARTY INCURRING OR REQUIRED TO INCUR SUCH EXPENSES, EXCEPT EXPENSES INCURRED IN CONNECTION WITH THE PRINTING, FILING AND MAILING OF THE PROXY STATEMENT (INCLUDING APPLICABLE SEC FILING FEES) SHALL BE BORNE ONE-HALF BY THE COMPANY AND ONE-HALF BY THE BUYER; PROVIDED, HOWEVER, THAT THE COMPANY AGREES TO REIMBURSE THE BUYER AND AJAX FOR ALL COSTS AND EXPENSES (INCLUDING LEGAL FEES AND EXPENSES) INCURRED OR REQUIRED TO BE INCURRED BY THE BUYER AND AJAX AS CONTEMPLATED BY THIS SECTION 10.2, BUT IN NO EVENT SHALL THE COMPANY BE OBLIGATED TO PAY THE BUYER AND AJAX MORE THAN AN AGGREGATE AMOUNT EQUAL TO 50% OF THE AGGREGATE ADVANCED PAYMENTS RECEIVED BY THE COMPANY PURSUANT TO SECTION 2.1 OF THIS AGREEMENT, LESS ANY INTEREST PAYMENT PAID TO THE BUYER AND/OR AJAX, IF ANY; FURTHER, PROVIDED, THAT ALL COSTS AND EXPENSES (INCLUDING LEGAL FEES AND EXPENSES) INCURRED BY THE BUYER AND AJAX IN CONNECTION WITH AMENDMENT NO. 1 TO THIS AGREEMENT UP TO $20,000 SHALL BE PAID OR REIMBURSED BY THE COMPANY. NOTWITHSTANDING THE FOREGOING, THE BUYER AND AJAX UNDERSTAND AND AGREE THAT ANY AMOUNTS DUE FROM THE COMPANY PURSUANT TO THIS SECTION 10.2 SHALL RANK PARI-PASSU WITH OTHER TRADE PAYABLES OF THE COMPANY AND SHALL BE PAID AT SUCH TIME AS OTHER CREDITORS OF THE COMPANY ARE PAID IN THE ORDINARY COURSE. "

      4. Effect on the Asset Purchase Agreement. Except as explicitly set forth in this Amendment, all the terms and conditions of the Asset Purchase Agreement shall continue to be in full force and effect thereafter as if this Amendment had never been entered into.

      5. Governing Law. This Amendment shall be governed by the laws of the state of New York without giving effect to the principles of conflicts of laws thereof.

      6. Counterparts. This Amendment may be executed in one or more counterparts (including by facsimile or electronic mail), all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

      7. WAIVER OF JURY TRAIL; SUBMISSION TO JURISDICTION. EACH OF THE PARTIES HERETO AGREES, AFTER CONSULTATION WITH COUNSEL, TO WAIVE ANY RIGHTS TO A JURY TRIAL TO RESOLVE ANY DISPUTES OR CLAIMS RELATING TO THIS AMENDMENT. EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE COUNTY OR NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK LOCATED IN THE BOROUGH OF MANHATTAN IN ANY ACTION TO ENFORCE, INTERPRET OR CONSTRUE ANY PROVISION OF THIS AMENDMENT.



                               [SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first above written.

                                        IVIVI TECHNOLOGIES, INC.


                                        By: /s/ Andre' DiMino
                                           -------------------------------
                                        Name: Andre' DiMino
                                        Title: Executive Vice President


                                        IVIVI TECHNOLOGIES, LLC


                                        By: /s/  Steven M. Gluckstern
                                           -------------------------------
                                        Name: Steven M. Gluckstern
                                        Title: Managing Member


                                        AJAX CAPITAL LLC


                                        By: /s/  Steven M. Gluckstern
                                           -------------------------------
                                        Name: Steven M. Gluckstern
                                        Title: Managing Member

                                     ANNEX B
                                     -------

                          OPINION OF FINANCIAL ADVISOR



[FOUNDATION VENTURES LOGO HERE]



September 22, 2009


The Board of Directors and Special Committee of the Board of Directors Ivivi Technologies, Inc.
135 Chestnut Ridge Rd
Montvale, NJ 07645-1152

Members of the Board of Directors and Special Committee of the Board:

You have requested our opinion as to the fairness, from a financial point of view, to the holders of common stock, no par value (the "Company Common Stock") and the creditors of Ivivi Technologies, Inc. (the "Company"), of the Consideration (as defined below) pursuant to a proposed Asset Purchase Agreement (the "Agreement"), to be entered into among the Company, Ivivi Technologies, LLC ("Acquirer") and Ajax Capital, LLC ("Ajax"). The Agreement provides that, among other things, the Company will sell substantially all of the assets of the Company to Acquirer as set forth in the Agreement (the "Transaction") other than cash and certain other excluded assets set forth in the Agreement and Acquirer will assume certain specified ordinary course liabilities of the Company. The terms and conditions of the Transaction are more fully set forth in the Agreement.

In connection with our review of the Transaction, and in arriving at our opinion, we have: (i) reviewed and analyzed the financial terms of a draft of the Agreement dated September 21, 2009; (ii) reviewed and analyzed certain financial and other data with respect to the Company which was publicly available, (iii) reviewed and analyzed certain information and prospects of the Company that were furnished to us by the Company; (iv) conducted discussions with members of senior management and representatives of the Company concerning the matters described in clauses (ii) and (iii) above; (v) reviewed the current and historical reported prices and trading activity of Company Common Stock and similar information for certain other companies deemed by us to be comparable to the Company; (vi) compared the financial performance of the Company with that of certain other publicly-traded companies that we deemed relevant; (vii) reviewed the financial terms, to the extent publicly available, of certain business combination transactions that we deemed relevant, and (viii) reviewed the premiums paid, to the extent publicly available, of certain business combination transactions that we deemed relevant.

We have relied upon and assumed, without assuming liability or responsibility for independent verification, the accuracy and completeness of all information that was publicly available or was furnished, or otherwise made available, to us or discussed with or reviewed by or for us. We have further relied upon the assurances of the management of the Company that the financial information provided has been prepared on a reasonable basis in accordance with industry practice, and that they are not aware of any information or facts that would make any information provided to us incomplete or misleading. Without limiting the generality of the foregoing, for the purpose of this opinion, we have assumed that with respect to any financial forecasts, estimates and other forward-looking information reviewed by us, that such information has been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments of the management of the Company as to the expected future results of operations and financial condition of the Company. We express no opinion as to any such financial forecasts, estimates or forward-looking information or the assumptions on which they were based. We have relied, with your consent, on advice of the outside counsel and the independent accountants to the Company, and on the assumptions of the management of the Company, as to all accounting, legal, tax and financial reporting matters with respect to the Company and the Agreement.

In arriving at our opinion, we have assumed that the executed Agreement will be in all material respects identical to the last draft reviewed by us. We have relied upon and assumed, without independent verification, that (i) the representations and warranties of all parties to the Agreement and all other related documents and instruments that are referred to therein are true and correct, (ii) each party to such agreements will fully and timely perform all of the covenants and agreements required to be performed by such party, (iii) the Transaction will be consummated pursuant to the terms of the Agreement without amendments thereto and (iv) all conditions to the consummation of the Transaction will be satisfied without waiver by any party of any conditions or obligations thereunder. Additionally, we have assumed that all the necessary regulatory approvals and consents required for the Transaction will be obtained in a manner that will not adversely affect the Company or the contemplated benefits of the Transaction.

In arriving at our opinion, we have not performed any appraisals or valuations of any specific assets or liabilities (fixed, contingent or other) of the Company, and have not been furnished or provided with any such appraisals or valuations, nor have we evaluated the solvency of the Company under any state or federal law relating to bankruptcy, insolvency or similar matters. The analyses performed by us in connection with this opinion were going concern analyses. We express no opinion regarding the liquidation value of the Company or any other entity. Without limiting the generality of the foregoing, we have undertaken no independent analysis of any pending or threatened litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Company or any of its affiliates is a party or may be subject, and at the direction of the Company and with its consent, our opinion makes no assumption concerning, and therefore does not consider, the possible assertion of claims, outcomes or damages arising out of any such matters.

This opinion is necessarily based upon the information available to us and facts and circumstances as they exist and are subject to evaluation on the date hereof; events occurring after the date hereof could materially affect the assumptions used in preparing this opinion. We are not expressing any opinion herein as to the price at which shares of Company Common Stock may trade following announcement of the Transaction or at any future time. We have not undertaken to reaffirm or revise this opinion or otherwise comment upon any events occurring after the date hereof and do not have any obligation to update, revise or reaffirm this opinion.

We have been engaged by the Special Committee of the Board of Directors of the Company to act as its financial advisor and we will receive a fee from the Company for providing such services. We will also receive a fee in connection with providing this opinion. This opinion fee is not contingent upon the consummation of the Transaction. We have, within the past year, provided financial advisory and other investment banking services to the Company and its affiliates and may continue to do so and have received, and may receive, fees for the rendering of such services. We may also, in the future, provide investment banking and financial advisory services to the Company, the Acquirer or entities that are affiliated with the Company or the Acquirer, for which we would expect to receive compensation.

This opinion is provided to the Special Committee of the Board of Directors of the Company in connection with its consideration of the Transaction and is not intended to be and does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote on any matter relating to the Transaction or any other matter. Except with respect to the use of this opinion with any proxy statement or other filing with the Securities and Exchange Commission relating to the Transaction, this opinion shall not be disclosed, referred to, published or otherwise used (in whole or in part), nor shall any public references to us be made, without our prior written approval.

This opinion addresses solely the fairness, from a financial point of view, to holders of Company Common Stock and the Company's creditors of the proposed Consideration set forth in the Agreement and does not address any other terms or agreement relating to the Transaction or any other terms of the Agreement. We were not requested to opine as to, and this opinion does not address, the basic business decision to proceed with or effect the Transaction, the merits of the Transaction relative to any alternative transaction.

Based upon and subject to the foregoing and based upon such other factors as we consider relevant, it is our opinion that the Consideration to be received by the Company pursuant to the Transaction is fair, from a financial point of view, to the holders of Company Common Stock and the Company's creditors as of the date hereof.

Sincerely,

/s/ Joseph Lucchese

Joseph Lucchese
Managing Partner

                                     ANNEX C
                                     -------

                      NEW JERSEY STATUTORY APPRAISAL RIGHTS

NEW JERSEY STATUTES
TITLE 14A: CORPORATIONS, GENERAL
14A:11-1. RIGHT OF SHAREHOLDERS TO DISSENT
------------------------------------------

(1) Any shareholder of a domestic corporation shall have the right to dissent from any of the following corporate actions

         (a) Any plan of merger or consolidation to which the corporation is a party, provided that, unless the certificate of incorporation otherwise provides

                  (i) a shareholder shall not have the right to dissent from any plan of merger or consolidation with respect to shares

                           (A) of a class or series which is listed on a national securities exchange or is held of record by not less than 1,000 holders on the record date fixed to determine the shareholders entitled to vote upon the plan of merger or consolidation; or

                           (B) for which, pursuant to the plan of merger or consolidation, he will receive (x) cash, (y) shares, obligations or other securities which, upon consummation of the merger or consolidation, will either be listed on a national securities exchange or held of record by not less than 1,000 holders, or (z) cash and such securities;

                  (ii) a shareholder of a surviving corporation shall not have the right to dissent from a plan of merger, if the merger did not require for its approval the vote of such shareholders as provided in SECTION 14A:10-5.1 or in subsection 14A:10-3(4), 14A:10-7(2) or 14A:10-7(4);

                  (iii) a shareholder of a corporation shall not have the right to dissent from a plan of merger, if the merger did not require, for its approval, the vote of the shareholders as provided in subsection (6) of N.J.S.14A:10-3; or

         (b) Any sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation not in the usual or regular course of business as conducted by such corporation, other than a transfer pursuant to subsection (4) of N.J.S.14A:10-11, provided that, unless the certificate of incorporation otherwise provides, the shareholder shall not have the right to dissent

                  (i) with respect to shares of a class or series which, at the record date fixed to determine the shareholders entitled to vote upon such transaction, is listed on a national securities exchange or is held of record by not less than 1,000 holders; or

                  (ii) from a transaction pursuant to a plan of dissolution of the corporation which provides for distribution of substantially all of its net assets to shareholders in accordance with their respective interests within one year after the date of such transaction, where such transaction is wholly for

                           (A) cash; or

                           (B) shares, obligations or other securities which, upon consummation of the plan of dissolution will either be listed on a national securities exchange or held of record by not less than 1,000 holders; or

                           (C) cash and such securities; or

                  (iii) from a sale pursuant to an order of a court having jurisdiction.

(2) Any shareholder of a domestic corporation shall have the right to dissent with respect to any shares owned by him which are to be acquired pursuant to
SECTION 14A:10-9.

(3) A shareholder may not dissent as to less than all of the shares owned beneficially by him and with respect to which a right of dissent exists. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner with respect to which the right of dissent exists.

(4) A corporation may provide in its certificate of incorporation that holders of all its shares, or of a particular class or series thereof, shall have the right to dissent from specified corporate actions in addition to those enumerated in subsection 14A:11-1(1), in which case the exercise of such right of dissent shall be governed by the provisions of this Chapter.

14A:11-2. NOTICE OF DISSENT; DEMAND FOR PAYMENT; ENDORSEMENT OF CERTIFICATES
----------------------------------------------------------------------------

(1) Whenever a vote is to be taken, either at a meeting of shareholders or upon written consents in lieu of a meeting pursuant to SECTION 14A:5-6, upon a proposed corporate action from which a shareholder may dissent under section 14A:11-1, any shareholder electing to dissent from such action shall file with the corporation before the taking of the vote of the shareholders on such corporate action, or within the time specified in paragraph 14A:5-6(2)(b) or 14A:5-6(2)(c), as the case may be, if no meeting of shareholders is to be held, a written notice of such dissent stating that he intends to demand payment for his shares if the action is taken.

(2) Within 10 days after the date on which such corporate action takes effect, the corporation, or, in the case of a merger or consolidation, the surviving or new corporation, shall give written notice of the effective date of such corporate action, by certified mail to each shareholder who filed written notice of dissent pursuant to subsection 14A:11-2(1), except any who voted for or consented in writing to the proposed action.

(3) Within 20 days after the mailing of such notice, any shareholder to whom the corporation was required to give such notice and who has filed a written notice of dissent pursuant to this section may make written demand on the corporation, or, in the case of a merger or consolidation, on the surviving or new corporation, for the payment of the fair value of his shares.

(4) Whenever a corporation is to be merged pursuant to SECTION 14A:10-5.1 or subsection 14A:10-7(4) and shareholder approval is not required under subsections 14A:10-5.1(5) and 14A:10-5.1(6), a shareholder who has the right to dissent pursuant to SECTION 14A:11-1 may, not later than 20 days after a copy or summary of the plan of such merger and the statement required by subsection 14A:10-5.1(2) is mailed to such shareholder, make written demand on the corporation or on the surviving corporation, for the payment of the fair value of his shares.

(5) Whenever all the shares, or all the shares of a class or series, are to be acquired by another corporation pursuant to SECTION 14A:10-9, a shareholder of the corporation whose shares are to be acquired may, not later than 20 days after the mailing of notice by the acquiring corporation pursuant to paragraph 14A:10-9(3)(b), make written demand on the acquiring corporation for the payment of the fair value of his shares.

(6) Not later than 20 days after demanding payment for his shares pursuant to this section, the shareholder shall submit the certificate or certificates representing his shares to the corporation upon which such demand has been made for notation thereon that such demand has been made, whereupon such certificate or certificates shall be returned to him. If shares represented by a certificate on which notation has been made shall be transferred, each new certificate issued therefor shall bear similar notation, together with the name of the original dissenting holder of such shares, and a transferee of such shares shall acquire by such transfer no rights in the corporation other than those which the original dissenting shareholder had after making a demand for payment of the fair value thereof.

(7) Every notice or other communication required to be given or made by a corporation to any shareholder pursuant to this Chapter shall inform such shareholder of all dates prior to which action must be taken by such shareholder in order to perfect his rights as a dissenting shareholder under this Chapter.

14A:11-3. "DISSENTING SHAREHOLDER" DEFINED; DATE FOR DETERMINATION OF FAIR VALUE
--------------------------------------------------------------------------------

(1) A shareholder who has made demand for the payment of his shares in the manner prescribed by subsection 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) is hereafter in this Chapter referred to as a "dissenting shareholder."

(2) Upon making such demand, the dissenting shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and any other rights of a dissenting shareholder under this Chapter.

(3) "Fair value" as used in this Chapter shall be determined

         (a) As of the day prior to the day of the meeting of shareholders at which the proposed action was approved or as of the day prior to the day specified by the corporation for the tabulation of consents to such action if no meeting of shareholders was held; or

         (b) In the case of a merger pursuant to SECTION 14A:10-5.1 or subsection 14A:10-7(4) in which shareholder approval is not required, as of the day prior to the day on which the board of directors approved the plan of merger; or

         (c) In the case of an acquisition of all the shares or all the shares of a class or series by another corporation pursuant to SECTION 14A:10-9, as of the day prior to the day on which the board of directors of the acquiring corporation authorized the acquisition, or, if a shareholder vote was taken pursuant to SECTION 14A:10-12, as of the day provided in paragraph 14A:11- 3(3)(a).

In all cases, "fair value" shall exclude any appreciation or depreciation resulting from the proposed action.

14A:11-4. TERMINATION OF RIGHT OF SHAREHOLDER TO BE PAID THE FAIR VALUE OF HIS
------------------------------------------------------------------------------
SHARES
------

(1) The right of a dissenting shareholder to be paid the fair value of his shares under this Chapter shall cease if

         (a) he has failed to present his certificates for notation as provided by subsection 14A:11-2(6), unless a court having jurisdiction, for good and sufficient cause shown, shall otherwise direct;

         (b) his demand for payment is withdrawn with the written consent of the corporation;

         (c) the fair value of the shares is not agreed upon as provided in this Chapter and no action for the determination of fair value by the Superior Court is commenced within the time provided in this Chapter;

         (d) the Superior Court determines that the shareholder is not entitled to payment for his shares;

         (e) the proposed corporate action is abandoned or rescinded; or

         (f) a court having jurisdiction permanently enjoins or sets aside the corporate action.

(2) In any case provided for in subsection 14A:11-4(1), the rights of the dissenting shareholder as a shareholder shall be reinstated as of the date of the making of a demand for payment pursuant to subsections 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) without prejudice to any corporate action which has taken place during the interim period. In such event, he shall be entitled to any intervening preemptive rights and the right to payment of any intervening dividend or other distribution, or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the board, the fair value thereof in cash as of the time of such expiration or completion.

14A:11-5. RIGHTS OF DISSENTING SHAREHOLDER
------------------------------------------

(1) A dissenting shareholder may not withdraw his demand for payment of the fair value of his shares without the written consent of the corporation.

(2) The enforcement by a dissenting shareholder of his right to receive payment for his shares shall exclude the enforcement by such dissenting shareholder of any other right to which he might otherwise be entitled by virtue of share ownership, except as provided in subsection 14A:11-4(2) and except that this subsection shall not exclude the right of such dissenting shareholder to bring or maintain an appropriate action to obtain relief on the ground that such corporate action will be or is ultra vires, unlawful or fraudulent as to such dissenting shareholder.

14A:11-6. DETERMINATION OF FAIR VALUE BY AGREEMENT
--------------------------------------------------

(1) Not later than 10 days after the expiration of the period within which shareholders may make written demand to be paid the fair value of their shares, the corporation upon which such demand has been made pursuant to subsections 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) shall mail to each dissenting shareholder the balance sheet and the surplus statement of the corporation whose shares he holds, as of the latest available date which shall not be earlier than 12 months prior to the making of such offer and a profit and loss statement or statements for not less than a 12-month period ended on the date of such balance sheet or, if the corporation was not in existence for such 12- month period, for the portion thereof during which it was in existence. The corporation may accompany such mailing with a written offer to pay each dissenting shareholder for his shares at a specified price deemed by such corporation to be the fair value thereof. Such offer shall be made at the same price per share to all dissenting shareholders of the same class, or, if divided into series, of the same series.

(2) If, not later than 30 days after the expiration of the 10-day period limited by subsection 14A:11-6(1), the fair value of the shares is agreed upon between any dissenting shareholder and the corporation, payment therefor shall be made upon surrender of the certificate or certificates representing such shares.

14A:11-7. PROCEDURE ON FAILURE TO AGREE UPON FAIR VALUE; COMMENCEMENT OF ACTION
-------------------------------------------------------------------------------
TO DETERMINE FAIR VALUE
-----------------------

(1) If the fair value of the shares is not agreed upon within the 30-day period limited by subsection 14A:11-6(2), the dissenting shareholder may serve upon the corporation upon which such demand has been made pursuant to subsections 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) a written demand that it commence an action in the Superior Court for the determination of the fair value of the shares. Such demand shall be served not later than 30 days after the expiration of the 30-day period so limited and such action shall be commenced by the corporation not later than 30 days after receipt by the corporation of such demand, but nothing herein shall prevent the corporation from commencing such action at any earlier time.

(2) If a corporation fails to commence the action as provided in subsection 14A:11-7(1), a dissenting shareholder may do so in the name of the corporation, not later than 60 days after the expiration of the time limited by subsection 14A:11-7(1) in which the corporation may commence such an action.

14A:11-8. ACTION TO DETERMINE FAIR VALUE; JURISDICTION OF COURT; APPOINTMENT OF
-------------------------------------------------------------------------------
APPRAISER
---------

In any action to determine the fair value of shares pursuant to this Chapter:

         (a) The Superior Court shall have jurisdiction and may proceed in the action in a summary manner or otherwise;

         (b) All dissenting shareholders, wherever residing, except those who have agreed with the corporation upon the price to be paid for their shares, shall be made parties thereto as an action against their shares quasi in rem;

         (c) The court in its discretion may appoint an appraiser to receive evidence and report to the court on the question of fair value, who shall have such power and authority as shall be specified in the order of his appointment; and

         (d) The court shall render judgment against the corporation and in favor of each shareholder who is a party to the action for the amount of the fair value of his shares.

14A:11-9. JUDGMENT IN ACTION TO DETERMINE FAIR VALUE
----------------------------------------------------

(1) A judgment for the payment of the fair value of shares shall be payable upon surrender to the corporation of the certificate or certificates representing such shares.

(2) The judgment shall include an allowance for interest at such rate as the court finds to be equitable, from the date of the dissenting shareholder's demand for payment under subsections 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) to the day of payment. If the court finds that the refusal of any dissenting shareholder to accept any offer of payment, made by the corporation under
SECTION 14A:11-6, was arbitrary, vexatious or otherwise not in good faith, no interest shall be allowed to him.

14A:11-10. COSTS AND EXPENSES OF ACTION
---------------------------------------

The costs and expenses of bringing an action pursuant to SECTION 14A:11-8 shall be determined by the court and shall be apportioned and assessed as the court may find equitable upon the parties or any of them. Such expenses shall include reasonable compensation for and reasonable expenses of the appraiser, if any, but shall exclude the fees and expenses of counsel for and experts employed by any party; but if the court finds that the offer of payment made by the corporation under SECTION 14A:11-6 was not made in good faith, or if no such offer was made, the court in its discretion may award to any dissenting shareholder who is a party to the action reasonable fees and expenses of his counsel and of any experts employed by the dissenting shareholder.

14A:11-11. DISPOSITION OF SHARES ACQUIRED BY CORPORATION
--------------------------------------------------------

(1) The shares of a dissenting shareholder in a transaction described in subsection 14A:11-1(1) shall become reacquired by the corporation which issued them or by the surviving corporation, as the case may be, upon the payment of the fair value of shares.

(2) (Deleted by amendment, P.L.1995, c. 279.)

(3) In an acquisition of shares pursuant to SECTION 14A:10-9 or SECTION 14A:10-13, the shares of a dissenting shareholder shall become the property of the acquiring corporation upon the payment by the acquiring corporation of the fair value of such shares. Such payment may be made, with the consent of the acquiring corporation, by the corporation which issued the shares, in which case the shares so paid for shall become reacquired by the corporation which issued them and shall be cancelled.

                                     ANNEX D
                                     -------

                                VOTING AGREEMENT

      VOTING AGREEMENT, dated as of September 24, 2009 (this "AGREEMENT"), by and among Ivivi Technologies, Inc., a New Jersey corporation (the "COMPANY"), Ivivi Technologies, LLC, a Delaware limited liability company (the "BUYER"), and the other parties listed on the signature pages hereto (each, a "STOCKHOLDER" and collectively, the "STOCKHOLDERS"). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement (as defined below).

      WHEREAS, as of the date hereof, each of David Saloff, Arthur Pilla, Ph.D., Berish Strauch, M.D., Sean Hagberg, Ph.D. and Ed Hammel (each, a "CONTINGENT STOCKHOLDER" and collectively, the "CONTINGENT STOCKHOLDERS"), among others, is a party to that certain Amended and Restated Voting Agreement, dated as of August 30, 2006, among the Company and the shareholders listed on the signature pages thereto (the "EXISTING VOTING AGREEMENT"), pursuant to which Andre' A. DiMino has the right to exercise or direct the vote, until October 24, 2009 (in which date the Existing Voting Agreement shall expire with respect to the Contingent Stockholders), of all of the shares of Company Common Stock owned by each Contingent Stockholder, and each of the Contingent Stockholders agrees to enter into this Agreement as of the date hereof (and for purposes of SECTION
1.01 and SECTION 1.02 of this Agreement only after the expiration of the Existing Voting Agreement if the Company Meeting has not occur as of such date);

      WHEREAS, as of the date hereof, subject to the Existing Voting Agreement, each Stockholder (i) is the record or beneficial holder of, and has the sole right to vote and dispose of, the number of issued and outstanding shares of Company Common Stock and (ii) has the right to exercise or direct the vote, whether by proxy or otherwise, of the number of shares of Company Common Stock, in each case, as set forth opposite such Stockholder's name on ANNEX I (all Company Common Stock owned of record or beneficially by any Stockholder as of the date hereof as set forth on ANNEX I, together with any Company Common Stock that are hereafter issued to or otherwise acquired by such Stockholder prior to the termination of this Agreement (including pursuant to any exercise of stock options or exercise or conversion of other securities, or pursuant to a stock dividend, distribution, split-up, recapitalization, combination or similar transaction), and any Company Common Stock with respect to which any Stockholder has as of the date hereof, or acquires prior to the termination hereof, the right to exercise or direct the vote, whether by proxy or otherwise, being hereinafter referred to as the "SUBJECT SHARES");

      WHEREAS, concurrently with the execution and delivery of this Agreement, the Company, the Buyer and Ajax Capital LLC, a Delaware limited liability company, are entering into that certain Asset Purchase Agreement, dated as of the date hereof (the "PURCHASE AGREEMENT"), pursuant to which, among other things, the Buyer has agreed to purchase substantially all of the assets, and to assume certain liabilities, of the Company (the "TRANSACTION"); and

      WHEREAS, as a condition to its willingness to enter into the Purchase Agreement, the Buyer required that each Stockholder, and in order to induce the Buyer to enter into the Purchase Agreement, each Stockholder has agreed to, enter into this Agreement.

      NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

                                   ARTICLE 1
                                AGREEMENT TO VOTE

      Section 1.01. VOTING OF SUBJECT SHARES. Each Stockholder (and with respect to each Contingent Stockholder, only upon the expiration of the Existing Voting Agreement) severally as to itself only agrees that, until the date this Agreement is terminated in accordance with SECTION 4.03, at any Company Meeting, such Stockholder shall, or shall cause the holder of record on any applicable record date to, vote (or cause to be voted) its, his or her Subject Shares:

            (i) in favor of the approval of the Purchase Agreement, the Transaction and the other transactions contemplated thereby;

            (ii) against the approval of any matter or proposal submitted to the shareholders of the Company for approval, if approval of such matter or proposal would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of the Company under the Purchase Agreement; and

            (iii) against (A) any merger or other business combination involving the Company, (B) a sale or transfer of a material amount of assets or capital stock of the Company (other than the Transaction) or (C) any action that is intended, or could reasonably be expected, to materially impede, interfere with, delay, postpone or adversely affect the Transaction and the other transactions contemplated by the Purchase Agreement.

      Section 1.02. IRREVOCABLE PROXIES. In order to secure the performance of each Stockholder's obligations under this Agreement, by entering into this Agreement and solely with respect to the matters described in SECTION 1.01, each Stockholder hereby irrevocably grants (and with respect to each Contingent Stockholder, each such Contingent Stockholder commits to irrevocably grant, upon the expiration of the Existing Voting Agreement) a proxy appointing Mr. Steven
M. Gluckstern ("SMG") as such Stockholder's attorney-in-fact and proxy, with full power of substitution, for and in its, his or her name, place and stead, to vote, express consent or dissent, or otherwise to utilize such voting power in the manner contemplated by and in accordance with SECTION 1.01, in SMG's discretion, with respect to such Stockholder's Subject Shares, in each case, until the termination of this Agreement in accordance with SECTION 4.03. Each Stockholder hereby represents that any proxies heretofore given in respect of the Subject Shares (other than proxies pursuant to the Existing Voting Agreement) are not irrevocable, and that any such proxies are hereby revoked. Each Stockholder severally (and not jointly) hereby affirms that the irrevocable proxy set forth in this SECTION 1.02 is given (and with respect to each Contingent Stockholder, is committed to be given) in connection with the execution of the Purchase Agreement and affirms that such irrevocable proxy is coupled with an interest and may under no circumstances be revoked, except that such irrevocable proxy shall be revoked automatically, without any notice or other action by any Person, upon the termination of this Agreement in accordance with SECTION 4.03. Each Stockholder severally (and not jointly) hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. THE PROXY AND POWER OF ATTORNEY SET FORTH IN THIS SECTION 1.02 IS IRREVOCABLE AND COUPLED WITH AN INTEREST. Each Stockholder (and with respect to the each Contingent Stockholder, upon the expiration of the Existing Voting Agreement) shall execute and deliver to SMG any proxy cards that such Stockholder receives to vote in favor of the approval of the Purchase Agreement, the Transaction or any of the transactions contemplated thereby.

      Section 1.03. ADDITIONAL COVENANT BY MR. ANDRE' A. DIMINO. For avoidance of doubt, Mr. DiMino hereby acknowledges and agrees that (i) his obligations under this Agreement with respect to his Subject Shares (including, without limitation, pursuant to, and under, SECTION 1.01 and SECTION 1.02) shall also apply to all of the shares of Company Common Stock with respect to which Mr. DiMino has the right to exercise or direct the vote pursuant to the Existing Voting Agreement and (ii) during the term of the Existing Voting Agreement, he shall not agree to terminate his right to exercise or direct the vote of the shares of Company Common Stock owned by any Contingent Stockholder (subject to the Existing Voting Agreement as of the date hereof) pursuant to the Existing Voting Agreement. .

      Section 1.04. COMPANY BREACH. For the avoidance of doubt, each Stockholder agrees that, during the term of this Agreement the obligations of such Stockholder specified in SECTION 1.01 shall not be affected by (i) the Board's or the Special Committee's withdrawal or modification of its Recommendation or
(ii) any breach by the Company of any of its representations, warranties, agreements or covenants set forth in the Purchase Agreement.

                                   ARTICLE 2
               REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

      Each Stockholder hereby represents and warrants as to itself, himself or herself, severally and not jointly, to the Company and the Buyer as follows:

      Section 2.01. AUTHORIZATION; BINDING AGREEMENT. The execution, delivery and performance by such Stockholder of this Agreement and the consummation of the transactions contemplated hereby are within its, his or her legal capacity and requisite powers, and if this Agreement is being executed in a representative or fiduciary capacity, the Person signing this Agreement has full power and authority to execute, deliver and perform this Agreement. Assuming the due authorization, execution and delivery of this Agreement by the Company and the Buyer, this Agreement constitutes a legal, valid and binding agreement of such Stockholder enforceable against such Stockholder in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other Laws of general applicability relating to or affecting creditors' rights and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      Section 2.02. NON-CONTRAVENTION. Other than (a) the filing by such Stockholder of any reports with the Securities and Exchange Commission required by Section 13(d) or 16(a) of the Exchange Act, or (b) any consent, approval filing or notification which has been obtained as of the date hereof, the execution and delivery of this Agreement by such Stockholder does not, and the performance of the terms of this Agreement by such Stockholder (or SGM's voting of such Stockholder's Subject Shares pursuant to the proxy contemplated by
SECTION 1.02) will not (1) require such Stockholder to obtain the consent or approval of, or make any filing with or notification to, any Governmental Entity, (2) require the consent or approval of any other person pursuant to any agreement, obligation or instrument binding on such Stockholder or its properties and assets, or (3) conflict with or violate any organizational document, agreement or Law applicable to such Stockholder's Subject Shares or such Stockholder or pursuant to which any such Stockholder is a party, including any voting agreement, stockholders agreement, irrevocable proxy or voting trust.

      Section 2.03. OWNERSHIP OF SUBJECT SHARES; TOTAL SHARES. As of the date hereof, such Stockholder is the record or beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of its, his or her Subject Shares. As of the date hereof, such Stockholder does not own, beneficially or otherwise, any shares of voting stock of the Company other than as set forth opposite such Stockholder's name in ANNEX I. Except with respect to the grant of purchase rights by certain shareholders of the Company to SMG pursuant to an agreement dated November 8, 2005 (the "SMG PURCHASE AGREEMENT"), there are no outstanding options or other rights to acquire from such Stockholder, or obligations of such Stockholder to sell or to dispose of, any shares of voting stock of the Company.

      Section 2.04. VOTING POWER. Except as set forth in the Existing Voting Agreement, each Stockholder has full voting power with respect to its, his or her Subject Shares, and full power to issue instructions with respect to the matters set forth herein, and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all of its, his or her Subject Shares.

      Section 2.05. RELIANCE BY THE COMPANY AND THE BUYER. Such Stockholder understands and acknowledges that each of the Company and the Buyer are entering into the Purchase Agreement and the transactions contemplated therein in reliance upon such Stockholder's execution and delivery of this Agreement.

                                   ARTICLE 3
                    ADDITIONAL COVENANTS OF THE STOCKHOLDERS

      Section 3.01. TRANSFERS. Except as provided hereunder, from the date hereof until this Agreement is terminated in accordance with SECTION 4.03, no Stockholder shall, directly or indirectly:

            (i) except pursuant to the SMG Purchase Agreement, sell, transfer, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, encumbrance, assignment or other disposition of, such Stockholder's Subject Shares or any interest contained therein;

            (ii) grant any proxies or powers of attorney or enter into a voting agreement or other arrangement with respect to such Stockholder's Subject Shares, other than this Agreement; nor

            (iii) enter into, or deposit such Stockholder's Subject Shares into, a voting trust or take any other action which would, or could reasonably be expected to, result in a diminution of the voting power represented by any of such Stockholder's Subject Shares; nor

            (iv)  commit or agree to take any of the foregoing actions.

      Section 3.02. STOP ORDER. Each Stockholder agrees that it shall authorize and request the Company to notify its transfer agent that there is a stop transfer order with respect to all of the Subject Shares and that this Agreement place limits on the voting of the Subject Shares.

      Section 3.03. DOCUMENTATION AND INFORMATION. Each Stockholder (i) consents to and authorizes the publication and disclosure by the Company and the Buyer and their affiliates of its, his or her identity and holding of Subject Shares and the nature of its, his or her commitments and obligations under this Agreement in any announcement or disclosure required by the SEC or other Governmental Entity, the Purchase Agreement, or any other disclosure document in connection with the transactions contemplated by the Purchase Agreement or this Agreement, and (ii) agrees promptly to give to the Company and the Buyer any information the Company or the Buyer may reasonably require for the preparation of any such disclosure documents; PROVIDED that, to the extent practicable, each such Stockholder shall have a reasonable opportunity to review and comment on any such announcement or disclosure prior to its publication, filing or disclosure. Each Stockholder agrees to promptly notify the Company and the Buyer of any required corrections with respect to any written information supplied by it specifically for use in any such disclosure document, if and to the extent that any shall have become false or misleading in any material respect.

      Section 3.04. ADDITIONAL SHARESSection 3.05. . In the event (i) of any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of capital stock of the Company on, of or affecting any Stockholder's Subject Shares or (ii) any Stockholder becomes the beneficial owner of any additional shares of the Company voting stock or other securities entitling the holder thereof to vote or give consent with respect to the matters set forth in SECTION 1.01 hereof, then the terms of this Agreement shall apply to the shares of capital stock or other securities of the Company held by such Stockholder immediately following the effectiveness of the events described in clause (i) or such Stockholder becoming the beneficial owner thereof, as described in clause (ii), as though they were such Stockholder's Subject Shares hereunder. Each Stockholder hereby agrees, while this Agreement is in effect, to notify the Company and the Buyer of the number of any new shares of the Company voting stock acquired by such Stockholder, if any, after the date hereof. No Stockholder executing this Agreement who is or becomes during the term hereof a director or officer of the Company makes (or shall be deemed to have made) any agreement or understanding herein in his or her capacity as such director or officer. Without limiting the generality of the foregoing, each Stockholder signs solely in his, her or its capacity as the record and/or beneficial owner, as applicable, of, or holder of voting rights with respect to, the Subject Shares and nothing herein shall limit or affect any actions taken by such Stockholder (or a designee of such Stockholder) in his or her capacity as an officer or director of the Company in exercising his or her or the Company's or the Board's rights in connection with the Purchase Agreement or otherwise.

                                   ARTICLE 4
                                  MISCELLANEOUS

      Section 4.01. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, by facsimile, receipt confirmed, or on the next Business Day when sent by overnight courier or on the second succeeding Business Day when sent by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice):

      if to the Company to:

             Ivivi Technologies, Inc.
             135 Chestnut Ridge Road
             Montvale, NJ 07645
             Attention: Ed Hammel
             Telephone: (201) 476-9600
             Facsimile: (201) 476-9601

      with a copy to:

             Lowenstein Sandler PC
             65 Livingston Avenue
             Roseland, New Jersey 07068
             Attention: Steven M. Skolnick, Esq.
             Telephone: (937) 597-2476
             Facsimile: (973) 597-2477


      if to the Buyer to:

             Ivivi Technologies, LLC
             c/o Ajax Capital LLC
             460 Park Avenue, Suite 2101
             New York, NY  10022
             Attention: Steven M. Gluckstein
                        or
                        Kathryn Clubb
             Telephone: (212) 937-8701
                        (212) 937-8704
             Facsimile: (212) 937-8702
      with a copy to:

             Paul, Weiss, Rifkind, Wharton & Garrison, LLP
             1285 Avenue of the Americas
             New York, New York 10019-6064
             Attention: Jeffrey D. Marell, Esq.
                        Marilyn Sobel, Esq.
             Telephone: (212) 373-3000
             Facsimile: (212) 757-3990

      if to any Stockholder, to the address specified on ANNEX I.

      Section 4.02. FURTHER ASSURANCES. Each Stockholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further transfers, assignments, endorsements and other instruments as the Company or the Buyer may reasonably request to carry out the transactions contemplated by this Agreement.

      Section 4.03. TERMINATION.

            (i) This Agreement shall terminate automatically, without any notice or other action by any Person, upon the earlier of (i) the termination of the Purchase Agreement in accordance with its terms and (ii) the Closing.

            (ii) In the event of the termination of this Agreement pursuant to this SECTION 4.03, this Agreement shall become void and of no effect with no liability on the part of any party hereto; PROVIDED, HOWEVER, that no such termination shall relieve any party hereto from any liability for any material breach of this Agreement occurring prior to such termination.

      Section 4.04. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties contained herein and in any certificate or other writing delivered pursuant hereto shall not survive the earlier of (i) the termination of the Purchase Agreement in accordance with its terms and (ii) the Closing.

      Section 4.05. AMENDMENTS AND WAIVERS.

            (i) Any provision of this Agreement may be amended or waived if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective and the Buyer.

            (ii) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable Law.

      Section 4.06. EXPENSES. Except as otherwise provided herein or in the Purchase Agreement, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

      Section 4.07. BINDING EFFECT; INTENDED THIRD PARTY BENEFICIARY;
ASSIGNMENT.

            (i) The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs, personal representatives, administrators, executors and permitted assigns. No provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any Person other than the parties hereto and their successors, heirs, personal representatives, administrators, executors and permitted assigns.

            (ii) No party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto.

      Section 4.08. GOVERNING LAW; JURISDICTION. This Agreement is for the benefit of and may be enforced by the Company and the Buyer and their respective directors, officers, shareholders, affiliates, employees and agents and be governed by and construed in accordance with New York law without regard to conflicts of law principles. The Company, the Buyer and the Stockholders also hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America located in the State of New York for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby. The Company, the Buyer and the Stockholders also agree not to commence any action, suit or proceeding arising out of or relating to this Agreement except in such courts and that service of any process, summons, notice or document by U.S. registered mail to such Person's address as set forth in
SECTION 4.01 shall be effective service of process for any action, suit or proceeding brought against such Person in any such court. The Company, the Buyer and the Stockholders hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby in the courts of the State of New York and of the United States of America located in the State of New York, and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

      Section 4.09. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      Section 4.10. COUNTERPARTS: EFFECTIVENESS. This Agreement may be executed in two or more consecutive counterparts (including by facsimile), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by telecopy or otherwise) to the other parties.

      Section 4.11. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, among the parties with respect to its subject matter.

      Section 4.12. SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the sole extent of such invalidity or unenforceability without rendering invalid or unenforceable the remainder of such term or provision or the remaining terms and provisions of this Agreement in any jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

      Section 4.13. SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that there would not be an adequate remedy at law for money damages in such event. Accordingly, it is agreed that the parties hereto shall be entitled to specific performance and injunctive and other equitable relief to prevent breaches or threatened breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, without the need to post bond or other security, in addition to any other remedy to which they are entitled at law or in equity.

      Section 4.14. STOCKHOLDER OBLIGATIONS SEVERAL AND NOT JOINT. The obligations of each Stockholder hereunder shall be several and not joint, and no Stockholder shall be liable for any breach of the terms of this Agreement by any other Stockholder. The failure of any Stockholder to execute and deliver this Agreement shall in no way affect the obligations of any other Stockholder hereunder.

      Section 4.15. INTERPRETATION. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes," or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

      Section 4.16. NO PRESUMPTION AGAINST DRAFTER. Each of the parties hereto has jointly participated in the negotiation and drafting of this Agreement. In the event of an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by each of the parties hereto and no presumptions or burdens of proof shall arise favoring any party hereto by virtue of the authorship of any of the provisions of this Agreement.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                          IVIVI TECHNOLOGIES, INC.

                                          By: /s/ Andre' A. DiMino
                                              ----------------------------------
                                              Name:  Andre' A. DiMino
                                              Title: Executive Vice President


                                          IVIVI TECHNOLOGIES, LLC

                                          By: /s/ Steven M. Gluckstern
                                              ----------------------------------
                                              Name:  Steven M. Gluckstern
                                              Title: Managing Member


                                          ADM TRONICS UNLIMITED, INC.

                                          By: /s/ Andre' DiMino
                                              ----------------------------------
                                              Name:  Andre' A. DiMino
                                              Title: President


                                              /s/ Andre' DiMino
                                              ----------------------------------
                                              Andre' A. DiMino


                                              /s/ David Saloff
                                              ----------------------------------
                                              David Saloff


                      [Signature Page to Voting Agreement]

                                              /s/ Arthur Pilla, Ph.D
                                              ----------------------------------
                                              Arthur Pilla, Ph.D.


                                              /s/ Berish Strauch, M.D.
                                              ----------------------------------
                                              Berish Strauch, M.D.


                                              /s/ Sean Hagberg, Ph.D.
                                              ----------------------------------
                                              Sean Hagberg, Ph.D.


                                              /s/ Ed Hammel
                                              ----------------------------------
                                              Ed Hammel


                                              KENNETH S. ABRAMOWITZ & CO.


                                          By: /s/ Kenneth S. Abramowitz
                                              ----------------------------------
                                              Name:  Kenneth S. Abramowitz
                                              Title: President



                      [Signature Page to Voting Agreement]


                                              ANNEX I

---------------------------- -------------------------- ------------------------------------------

        STOCKHOLDER                 SUBJECT SHARES                        ADDRESS

---------------------------- -------------------------- ------------------------------------------

 ADM Tronics Unlimited, Inc.           3,250,000                    224 Pegasus Avenue
                                                          -------------------------------------

                                                                    Northvale, NJ 07647
                                                          -------------------------------------
---------------------------- -------------------------- ------------------------------------------

      Andre' A. DiMino                186,875(2)                      20 DiMino Court
                                                          -------------------------------------

                                                                  Woodcliff Lake, NJ 07677
                                                          -------------------------------------
---------------------------- -------------------------- ------------------------------------------

        David Saloff                 398,124(1)(2)                  953 Glen Haven Drive
                                                          -------------------------------------

                                                                Pacific Palisades, CA 90272
                                                          -------------------------------------
---------------------------- -------------------------- ------------------------------------------

     Arthur Pilla, Ph.D.              227,500(1)                      1 Winding Ridge
                                                          -------------------------------------

                                                                     Oakland, NJ 07436
                                                          -------------------------------------
---------------------------- -------------------------- ------------------------------------------

    Berish Strauch, M.D.              132,000(1)                      5 Flagler Drive
                                                          -------------------------------------

                                                                       Rye, NY 10580
                                                          -------------------------------------
---------------------------- -------------------------- ------------------------------------------

     Sean Hagberg, Ph.D.             101,563(1)(2)                  171 Armington Street
                                                          -------------------------------------

                                                                     Cranston, RI 02905
                                                          -------------------------------------
---------------------------- -------------------------- ------------------------------------------

                                       12


---------------------------- -------------------------- ------------------------------------------

          Ed Hammel                  103,563(1)(2)                   99 Hillcrest Road
                                                          -------------------------------------

                                                                    Hartsdale, NY 10530
                                                          -------------------------------------
---------------------------- -------------------------- ------------------------------------------

 Kenneth S. Abramowitz & Co.           49,020(2)             369 Lexington Avenue - 17th Floor
                                                          -------------------------------------

                                                                     New York, NY 10017
                                                          -------------------------------------
---------------------------- -------------------------- ------------------------------------------
           TOTAL:                      4,448,645


(1) Represents shares of Company Common Stock as to which Mr. DiMinio has the right, until October
24, 2009, to exercise or direct the vote by proxy pursuant to the Existing Voting Agreement. Upon expiration or termination of the Existing Voting Agreement, each such Contingent Stockholder shall become bound by SECTION 1.01 and SECTION 1.02 of this Agreement with respect to such number of shares of Company Common Stock as set forth herein opposite his name (subject to adjustments as contemplated by this Agreement).

(2) This number of shares of Company Common Stock excludes shares of Company Common Stock issuable upon exercise of any options or warrants that are exercisable within 60 days of the date hereof.


                                                13

                                    ANNEX E
                                    -------

                       PLAN OF DISSOLUTION AND LIQUIDATION

This Plan of Dissolution and Liquidation (the "Plan") is intended to accomplish the dissolution and complete liquidation of Ivivi Technologies, Inc., a New Jersey corporation (the "Company"), in accordance with Section 14A:12-4 and other applicable provisions of the Business Corporation Act of New Jersey ("BCANJ") and in accordance with Sections 331 and 336 of the Internal Revenue Code of 1986, as amended (the "Code").

1. Approval and Adoption of Plan.

This Plan shall be effective when all of the following steps have been completed:

(a) The Company's Board of Directors (the "Board") shall have adopted a resolution or resolutions with respect to the following:

(i) Dissolution and Complete Liquidation: The Board shall determine that it is deemed advisable for the Company to be dissolved and liquidated completely.

(ii) Adoption of the Plan: The Board shall approve this Plan as the appropriate means for carrying out the dissolution and complete liquidation of the Company.

(iii) Sale of Assets and Distributions: The Board shall determine that, as part of the Plan, it is deemed expedient and in the best interests of the Company to sell and monetize all or substantially all of the Company's non-cash assets, satisfy, discharge and/or otherwise resolve the Company's debts and other liabilities and distribute any remaining proceeds to the Company's shareholders, as appropriate.

(b) Adoption of this Plan by the Company's Shareholders. The majority of the votes cast by holders of shares of common stock of the Company, no par value (the "Common Stock"), entitled to vote shall have approved and adopted this Plan, including the dissolution of the Company and those provisions authorizing the Board to sell all or substantially all of the Company's non-cash assets, at the annual meeting of the shareholders of the Company or at a special meeting of the shareholders of the Company called for such purpose by the Board.

2. Dissolution and Liquidation Period.

(a) Once the Plan is effective, the steps set forth below shall be completed at such times as the Board, in its absolute discretion, deems necessary, appropriate or advisable. Without limiting the generality of the foregoing, the Board may direct the officers of the Company to proceed with the following steps to effect the dissolution and liquidation of the Company or may instruct the officers of the Company to delay the taking of any of the following steps until the Company has performed such actions as the Board or such officers determine to be necessary, appropriate or advisable for the Company to maximize the value of the Company's assets upon liquidation; provided that such steps may not be delayed longer than is permitted by applicable law.

(i) At the Board's discretion, notwithstanding shareholder approval, the filing of a Certificate of Dissolution of the Company (the "Certificate of Dissolution") pursuant to Section 14A:12-4 of the BCANJ, specifying the date (no later than ninety (90) days after the filing) upon which the Certificate of Dissolution will become effective (the "Effective Date"), and the completion of all actions that may be necessary, appropriate or desirable to dissolve and terminate the corporate existence of the Company;

(ii) The cessation of all of the Company's business activities and the withdrawal of the Company from any jurisdiction in which it is qualified to do business, except and insofar as necessary for the sale of its non-cash assets and for the proper winding up of the Company pursuant to Section 14A:12-9 of the BCANJ;

(iii) The negotiation and consummation of sales of all of the non-cash assets and properties of the Company, including the assumption by the purchaser or purchasers of any or all liabilities of the Company, insofar as the Board or the officers of the Company deem such sales to be necessary, appropriate or advisable;

(iv) The creation of a contingency reserve in such amount as the Board determines to be necessary, appropriate or advisable, for settlement and payment of liabilities, claims and obligations, including contingent liabilities, of the Company and expenses of the dissolution and liquidation. If there are insufficient assets to pay all liabilities, claims and obligations in full, liabilities, claims and obligations shall be paid or provided for according to their priority, and among liabilities, claims and obligations of equal priority, ratably to the extent of assets legally available therefor.

(v) The distribution of the remaining funds of the Company and the distribution of remaining unsold non-cash assets of the Company, if any and if practicable, to its shareholders.

(b) If the Board determines to follow the procedures described in Section 14A:12-12 of the BCANJ, then the additional steps set forth below shall, to the extent necessary or appropriate, be taken:

(i) The giving of notice of the dissolution to all persons having a claim against the Company pursuant to Section 14A:12-12 of the BCANJ; and the rejection of any such claims in accordance with Section 14A:12-14 of the BCANJ; or

(ii) The rejection of any such claims in accordance with Section 14A:12-14 and the payment, or the making of adequate provision for payment, of all such claims made against the Company and not rejected.

(c) Notwithstanding the foregoing, the Company shall not be required to follow the procedures described in Section 14A:12-12 of the BCANJ, and the adoption of the Plan by the Company's shareholders shall constitute full and complete authority for the Board and the officers of the Company, without further shareholder action, to proceed with the dissolution and liquidation of the Company in accordance with any applicable provision of the BCANJ in the event the Board determines to so proceed.

3. Authority of Officers and Directors After the Effective Date.

(a) The Board and the officers of the Company shall continue in their positions for the purpose of winding up the affairs of the Company as contemplated by New Jersey law. The Board may appoint officers and either the Board or the officers of the Company may hire employees and retain independent contractors in connection with the winding up process. The Board is authorized to pay to the Company's officers, directors and employees, or any of them, compensation or additional compensation above their regular compensation, in money or other property, in recognition of the extraordinary efforts they, or any of them, will be required to undertake, or actually undertake, in connection with the successful implementation of this Plan.

(b) Adoption of this Plan by holders of shares of Common Stock, as provided in
Section 1(b) of this Plan, shall constitute the approval by the Company's shareholders of the Board's authorization of the payment of any such compensation.

(c) The adoption of the Plan by the Company's shareholders shall constitute full and complete authority for the Board and the officers of the Company, without further shareholder action (except as otherwise required by mandatory provisions of New Jersey law, including Section 14A:12-9(2)(d) of the BCANJ), to do and perform any and all acts and to make, execute and deliver any and all agreements, conveyances, assignments, transfers, certificates and other documents of any kind and character which the Board or such officers deem necessary, appropriate or advisable: (i) to sell, dispose, convey, transfer and deliver the assets of the Company, whether before or after the Effective Date,
(ii) to satisfy, settle or provide for the satisfaction or settlement of the Company's liabilities, claims and obligations, including contingent liabilities, in accordance with the BCANJ, (iii) to distribute all of the remaining funds of the Company and any unsold non-cash assets of the Company to the Company's shareholders, and (iv) to dissolve the Company in accordance with the laws of the State of New Jersey and cause its withdrawal from all jurisdictions in which it is authorized to do business.

4. Conversion of Non-Cash Assets Into Cash or other Distributable Form.

Subject to approval by the Board, the officers, employees and agents of the Company, shall, as promptly as feasible and whether before or after the Effective Date, proceed to collect all sums due or owing to the Company, to sell and convert into cash any and all corporate non-cash assets and, out of the assets of the Company, to satisfy, settle and pay or otherwise resolve or make adequate provision for the satisfaction, settlement and payment or resolution of all debts, liabilities, claims and obligations of the Company pursuant to
Section 2 above, including all expenses of the sale of non-cash assets and of the dissolution and liquidation provided for by the Plan.

5. Contingency Reserve.

It is specifically contemplated that the Board may establish a contingency reserve of such amount as the Board or officers of the Company determine to be necessary, appropriate or advisable ("Contingency Reserve"), for the settlement and payment of liabilities, claims and obligations, including contingent liabilities, of the Company and expenses in connection with completion of the Plan. If any of the money set aside in the Contingency Reserve is not ultimately required for the settlement and payment of liabilities, claims and obligations, including contingent liabilities, of the Company and expenses in connection with completion of the Plan, the Company may, in the absolute discretion of the Board, either make a second distribution to its shareholders of the unused portion of such money or donate the unused portion of the money to a charitable organization if such unused portion is determined to be, at the sole discretion of the Board, de minimis.

6. Professional Fees and Expenses.

(a) It is specifically contemplated that the Board or the officers of the Company may authorize the payment of retainer fees to law firms, accounting firms, auditing firms, tax advisors and other professionals and consultants selected by the Board for fees and expenses of the Company, including, among other things, to cover any costs payable pursuant to the indemnification of the Company's officers or members of the Board provided by the Company pursuant to its Certificate of Incorporation, the BCANJ or otherwise.

(b) In addition, in connection with and for the purpose of implementing and assuring completion of this Plan, the Company may, in the absolute discretion of the Board or the officers of the Company, pay any brokerage, agency and other fees and expenses of persons rendering services to the Company in connection with the collection, sale, exchange or other disposition of the Company's property and assets and the implementation of this Plan.

7. Indemnification.

The Company shall continue to indemnify its officers, directors, employees and agents in accordance with its Certificate of Incorporation and any contractual arrangements, for actions taken prior to and after the Effective Date, in connection with this Plan and the winding up of the affairs of the Company. The Board, in its absolute discretion, is authorized to obtain and maintain insurance, including, without limitation, directors and officers liability insurance, as may be necessary, appropriate or advisable to cover the Company's obligations hereunder.

8. Liquidating Trust.

The Board may but is not required to establish a Liquidating Trust (the "Liquidating Trust") and distribute assets of the Company to the Liquidating Trust. The Liquidating Trust may be established by agreement with one or more Trustees selected by the Board. If the Liquidating Trust is established by agreement with one or more Trustees, the trust agreement establishing and governing the Liquidating Trust shall be in form and substance determined by the Board. The Trustees shall in general be authorized to take charge of the Company's property, and to sell and convert into cash any and all corporate non-cash assets and collect the debts and property due and belonging to the Company, with power to prosecute and defend, in the name of the Company, or otherwise, all such suits as may be necessary or proper for the foregoing purposes, and to appoint an agent under it and to do all other acts which might be done by the Company that may be necessary, appropriate or advisable for the final settlement of the unfinished business of the Company.

9. Liquidating Distributions.

(a) Liquidating distributions, in cash or in kind, shall be made after the adoption of the Plan by the shareholders and after the filing of a Certificate of Dissolution of the Company as provided in Section 2 above, at such time or times as the Board deems appropriate, to the Company's shareholders, pro rata in accordance with the respective number of shares then held of record; provided that in the opinion of the Board adequate provision has been made for the satisfaction, settlement and payment or resolution of all known, unascertained or contingent debts, obligations, claims and liabilities of the Company (including costs and expenses incurred and anticipated to be incurred in connection with the sale of non-cash assets and complete liquidation of the Company). All determinations as to the time for and the amount and kind of distributions to shareholders shall be made in the exercise of the absolute discretion of the Board and in accordance with Section 14A:12-16 of the BCANJ.

(b) Any assets distributable to any creditor or shareholder of the Company who is unknown or cannot be found, or who is under a disability and for whom there is no legal representative, shall escheat to the applicable state or be treated as abandoned property pursuant to applicable state law.

10. Amendment, Modification or Abandonment of Plan.

If for any reason the Company's Board determines that such action would be in the best interests of the Company, it may amend, modify or abandon the Plan and all action contemplated thereunder, notwithstanding shareholder approval, without additional shareholder approval, prior to the filing of the Certificate of Dissolution, or at any time after the filing of the Certificate of Dissolution, to the extent permitted by the BCANJ; provided, however, that the Company will not amend or modify the Plan under circumstances that would require additional shareholder approval under the BCANJ and the federal securities laws without complying with the BCANJ and the federal securities laws. Upon the abandonment of the Plan, the Plan shall be void.

11. Cancellation of Stock and Stock Certificates.

(a) After known liabilities of the Company have been paid to the full extent possible, and the remaining assets of the Company, if any, have been distributed to the shareholders, the shareholders shall surrender any and all certificates representing the stock of the Company and shall have no further rights against the Company, whether arising out of each shareholder's status as a shareholder or as a creditor of the Company.

(b) Following the filing of a Certificate of Dissolution of the Company, the Company's share transfer books shall be closed and the Company's capital stock and stock certificates evidencing the Company's capital stock will be treated as no longer being outstanding.

12. Liquidation under Section 331 and 336.

It is intended that this Plan shall be a plan of complete liquidation within the terms of Sections 331 and 336 of the Code. The Plan shall be deemed to authorize such action as, in the opinion of counsel for the Company, may be necessary to conform with the provisions of said Sections 331 and 336.

13. Filing of Tax Forms.

The appropriate officer of the Company is authorized and directed, within thirty
(30) days after the effective date of the Plan, to execute and file a United States Treasury Form 966 pursuant to Section 6043 of the Code and such additional forms and reports with the Internal Revenue Service as may be appropriate in connection with this Plan and the carrying out thereof.